Exhibit 10.03

                   THIRD AMENDMENT TO LOAN PURCHASE AGREEMENT

      This THIRD AMENDMENT TO LOAN PURCHASE AGREEMENT (this "Amendment") is dated as of December 4, 1996 and is entered into by and among CENTREX CAPITAL AUTOMOBILE ASSETS (NUMBER TWO), INC., a Delaware corporation, as seller ("Centrex Two"), CENTREX CAPITAL AUTOMOBILE ASSETS (NUMBER FOUR), INC., a Delaware corporation, as seller ("Centrex Four"; Centrex Two and Centrex Four, each a "Seller", and together, the "Sellers"), OXFORD RESOURCES CORP., a New York corporation ("Oxford"), as servicer, THE BANK OF NEW YORK, a New York banking corporation ("BONY"), as custodian and standby servicer, CLIPPER RECEIVABLES CORPORATION, a Delaware corporation, as purchaser (the "Purchaser"), STATE STREET BOSTON CAPITAL CORPORATION, a Massachusetts corporation ("State Street Capital"), as administrator for the Purchaser (the "Administrator"), and STATE STREET BANK AND TRUST COMPANY, a bank organized under the laws of the Commonwealth of Massachusetts ("State Street Bank"), as relationship bank for the Purchaser.

                              W I T N E S S E T H:

      WHEREAS, the parties hereto (other than Centrex Four) have entered into a certain Loan Purchase Agreement, dated as of March 31, 1995 and amended as of December 14, 1995 and March 21, 1996 (the "Loan Purchase Agreement"), pursuant to which, among other things, subject to the terms and conditions set forth therein, the Purchaser has agreed to purchase from Centrex Two certain receivables and related assets; and

      WHEREAS, the parties desire to amend the Loan Purchase Agreement to add Centrex Four as a Seller thereunder and provide for the making of warehouse loans by the Purchaser to Centrex Four and otherwise as hereinafter set forth;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Loan Purchase Agreement as amended hereby and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Terms. All capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Loan Purchase Agreement.

2. Amendments to Loan Purchase Agreement. Effective as of the date the conditions set forth in Section 4 hereof are met, the Loan Purchase Agreement is hereby amended as follows:

      (a) The Loan Purchase Agreement (including any exhibits thereto) is amended to incorporate the changes shown on the marked pages of the Loan Purchase Agreement (conformed as amended) attached hereto as Exhibit A.

3. Representations and Warranties. Each Seller and Oxford each represents and warrants that the representations and warranties of such party contained in Sections 7.1 and 8.1 of the Loan Purchase Agreement (before and after giving effect to the amendments made by Section 2 of this Amendment) are correct in all material respects on and as of the effective date hereof as though made on and as of the date hereof and each Seller and Oxford hereby reaffirm such representations and warranties.

4. Conditions Precedent. The effectiveness of Sections 2 and 6.3 of this Amendment shall be subject to the satisfaction of the following conditions precedent:

      4.1 This Amendment. The Administrator shall have received an original counterpart (or counterparts) of this Amendment executed and delivered by a duly authorized officer of each of the parties hereto, or other evidence satisfactory to the Administrator of the execution and delivery of this Amendment by such parties.

      4.2 Loan Purchase Agreement. After giving effect to all changes in the Loan Purchase Agreement made by this Amendment, all conditions precedent in the Loan Purchase Agreement are satisfied.

      4.3 First Tier Loan Purchase Agreement. The Administrator shall have received an original counterpart of the First Tier Loan Purchase Agreement executed and delivered by a duly authorized officer of each of the parties thereto.

      4.4 Liquidity Bank Consent. The Administrator shall have received an original counterpart of the Fourth Amendment to Liquidity Agreement containing, among other things, the written acknowledgment of and consent to this Amendment from each of the Liquidity Banks.

      4.5 Credit Bank Approval. The Administrator shall have received written approval of this Amendment from State Street Bank, as Credit Bank under the Credit Agreement.

      4.6 Representations and Warranties. The representations and warranties set forth in Section 3 above shall be true and correct in all material respects (and each Seller and Oxford, as applicable, in the absence of notice to the Administrator to the contrary, shall be deemed to so certify).

      4.7 Confirmation of Rating. The Administrator shall have received written confirmation from each of the Rating Agencies to the effect that the execution and delivery of this Amendment will not cause the ratings of the Commercial Paper Notes to be reduced or withdrawn.

      4.8 Other Documents. The Administrator shall have received such opinions of counsel to the Seller Parties, such certificates of officers of the Seller Parties and other documents as it may reasonably request.

5. Consent to First Tier Loan Purchase Agreement. The Purchaser, the Administrator and the Relationship Bank, by their signatures hereto, hereby acknowledge and consent to the execution and delivery by Centrex Four and the Originators of the First Tier Loan Purchase Agreement.

6. Miscellaneous.

      6.1 Effectiveness of the Loan Purchase Agreement. The Loan Purchase Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects, and shall remain in full force and effect.

      6.2 Governing Law. This Amendment, including the rights and duties of the parties hereto, shall be governed by, and construed in accordance with, the internal laws of the State of New York without reference to principles of conflicts of law.

      6.3 Reference to and Effect on Loan Purchase Agreement. Upon the effectiveness of this Amendment in accordance with Section 4 hereof, (i) this Amendment shall be part of the Loan Purchase Agreement, (ii) each reference in the Loan Purchase Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Loan Purchase Agreement, as amended by this Amendment, and (iii) each reference to the Loan Purchase Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan Purchase Agreement shall mean and be a reference to the Loan Purchase Agreement, as amended by this Amendment.

      6.4 Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

      6.5 Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties on separate counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same agreement.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        CENTREX CAPITAL AUTOMOBILE
                                        ASSETS (NUMBER TWO), INC.,
                                         as Seller

                                        By: /s/ Robert B. Kay
                                           --------------------------
                                        Name: Robert B. Kay
                                        Title: Vice President


                                        CENTREX CAPITAL AUTOMOBILE
                                        ASSETS (NUMBER FOUR), INC.,
                                         as Seller

                                        By: /s/ Peter I. Cavallaro
                                           --------------------------
                                        Name: Peter I. Cavallaro
                                        Title: Vice President


                                        OXFORD RESOURCES CORP.,
                                         as Servicer

                                        By: /s/ Peter I. Cavallaro
                                           --------------------------
                                        Name: Peter I. Cavallaro
                                        Title: Senior Vice President


                                        THE BANK OF NEW YORK,
                                         as Custodian and Standby
                                         Servicer

                                        By: /s/ Reyne A. Macadaeg
                                           --------------------------
                                        Name: Reyne A. Macadaeg
                                        Title: Assistant Vice President

                                        CLIPPER RECEIVABLES CORPORATION
                                         as Purchaser

                                        By: /s/ Tiffany Percival
                                           --------------------------
                                        Name: Tiffany Percival
                                        Title: Vice President


                                        STATE STREET BOSTON CAPITAL
                                         CORPORATION, As Administrator

                                        By: /s/ Paulina Girsen
                                           --------------------------
                                        Name: Paulina Girsen
                                        Title: Associate


                                        STATE STREET BANK AND TRUST
                                         COMPANY, as Relationship Bank

                                        By: /s/ Frederick M. Ramos II
                                           --------------------------
                                        Name: Frederick M. Ramos II
                                        Title: Vice President

                                        By: /s/ Nelson Russell
                                           --------------------------
                                        Name: Nelson Russell
                                        Title: Vice President

                                           [EXHIBIT A to Third Amendment
                                           to Loan Purchase Agreement]
                                           CONFORMED COPY*


             CENTREX CAPITAL AUTOMOBILE ASSETS (NUMBER TWO), INC.
                                    Seller

                                      and

             CENTREX CAPITAL AUTOMOBILE ASSETS (NUMBER FOUR), INC.
                                    Seller

                                      and

                            OXFORD RESOURCES CORP.
                                   Servicer

                                      and

                             THE BANK OF NEW YORK
                        Custodian and Standby Servicer

                                      and

                        CLIPPER RECEIVABLES CORPORATION
                                   Purchaser

                                      and

                    STATE STREET BOSTON CAPITAL CORPORATION
                                 Administrator

                                      and

                      STATE STREET BANK AND TRUST COMPANY
                               Relationship Bank


                            LOAN PURCHASE AGREEMENT

                          Dated as of March 31, 1995

----------
* Conformed as executed and as amended by the First Amendment dated as of December 14, 1995, the Second Amendment dated as of March 21, 1996 and the Third Amendment dated as of December 4, 1996.

                                TABLE OF CONTENTS

Section                                                                   Page
-------                                                                   ----
                                   ARTICLE I
                                  Definitions

    1.1.      Definitions....................................................1
    1.2.      Usage of Terms................................................28
    1.3.      Section References............................................29
    1.4.      Parties.......................................................29

                                  ARTICLE II
                         Transfers of Purchased Assets

    2.1.      Purchases of Receivables......................................29
    2.2.      Conveyance of Receivables.....................................30
    2.3.      Transfer Intended as Sale; Precautionary Security
                Interest....................................................31
    2.4.      Acceptance by Purchaser.......................................32
    2.5.      Conveyance of Subsequent Receivables..........................32
    2.6.      Representations and Warranties of Sellers.....................33
    2.7.      Repurchase Upon Breach........................................40
    2.8.      Delivery of Receivable Files; Appointment of
                Receivable Bailee...........................................40
    2.9.      Acceptance and Custody of Receivable Files....................41
    2.10.     Access to Receivable Files....................................43
    2.11.     Purchase Termination Date.....................................43
    2.12.     Tax Treatment.................................................45
    2.13.     Purchaser's Certificate.......................................45

                                  ARTICLE IIA
                              Warehouse Facility

    2A.1      Warehouse Fundings............................................45
    2A.2      Warehoused Receivables........................................46
    2A.3      Interest......................................................46
    2A.4      Repayment of Principal........................................47
    2A.5      Warehouse Note................................................47
    2A.6      Grant of Security Interest....................................48
    2A.7      Remedies......................................................49
    2A.8      Applicability of Other Provisions.............................50
    2A.9      Warehouse Take-Outs...........................................50
    2A.10     Release of Warehoused Receivables.............................51
    2A.11     Purchase or Interest Swap Upon Nonpayment.....................52

                                  ARTICLE III
                  Administration and Servicing of Receivables

    3.1.      Duties of Servicer............................................53
    3.2.      Collection and Allocation of Receivable Payments..............54

Section                                                                   Page
-------                                                                   ----

    3.3.      Realization Upon Receivables..................................55
    3.4.      Physical Damage Insurance; Other Insurance....................55
    3.5.      Maintenance of Security Interests in Financed
                Vehicles....................................................56
    3.6.      Additional Covenants of Servicer..............................56
    3.7.      Purchase of Receivables Upon Breach...........................57
    3.8.      Servicing Fee.................................................57
    3.9.      Servicer's Certificate........................................57
    3.10.     Annual Statement as to Compliance; Notice of
                Default.....................................................57
    3.11.     Annual Independent Certified Public Accountant's
                Report......................................................58
    3.12.     Receivable Bailee.............................................58
    3.13.     Servicer Expenses.............................................58
    3.14.     Retention and Termination of Servicer.........................58
    3.15.     Access to Certain Documentation and Information
                Regarding Receivables.......................................59
    3.16.     Data Report...................................................59
    3.17.     Employee Dishonesty Policy....................................60
    3.18.     Sub-Servicer..................................................60

                                  ARTICLE IV
                                 Distributions

    4.1.      Accounts......................................................60
    4.2.      Collections...................................................61
    4.3.      Application of Collections....................................63
    4.4.      Payaheads; Advances...........................................63
    4.5.      Additional Deposits...........................................64
    4.6.      Distributions.................................................64
    4.7.      Cash Collateral Account.......................................67
    4.8.      Reliance on Information from the Servicer.....................68

                                   ARTICLE V
                           Fees and Yield Protection

    5.1.      Fees..........................................................68
    5.2.      Overdue Interest..............................................69
    5.3.      Yield Protection..............................................69
    5.4.      Costs, Expenses and Taxes.....................................71
    5.5.      Funding Losses................................................72
    6.1.      Conditions Precedent to Initial Purchase......................72
    6.2.      Conditions Precedent to All Purchases.........................75
    6.3.      Conditions Precedent to Initial
                Warehouse Funding...........................................77
    6.4.      Conditions Precedent to All Warehouse Fundings................78

Section                                                                   Page
-------                                                                   ----

                                  ARTICLE VII
                                  The Sellers

    7.1.      Representations of Sellers....................................80
    7.2.      Indemnity by Sellers..........................................83

                                 ARTICLE VIII
                                 The Servicer

    8.1.      Representations of Servicer...................................85
    8.2.      Indemnities of Servicer.......................................87
    8.3.      Merger or Consolidation of, or Assumption of the
                Obligations of, Servicer or Standby Servicer................88
    8.4.      Limitation on Liability of Servicer and Others................89
    8.5.      Servicer and Standby Servicer Not to Resign...................90

                                  ARTICLE IX
                   General Covenants of Sellers and Servicer

    9.1.      Affirmative Covenants of Sellers and Servicer.................90
    9.2.      Reporting Requirements of Sellers.............................93
    9.3.      Negative Covenants of Sellers and Servicer....................92
    9.4.      Separate Existence............................................95

                                   ARTICLE X
                                    Default

    10.1.     Events of Default.............................................97
    10.2.     Remedies.....................................................100
    10.3.     Termination of Servicer......................................100
    10.4.     Appointment of Successor Servicer............................100
    10.5.     Repayment of Advances........................................102
    10.6.     Action Upon Certain Failures of the Servicer.................103
    10.7.     Waiver of Past Defaults......................................103

                                  ARTICLE XI
                                 The Custodian

    11.1.     Duties of Custodian..........................................103
    11.2.     [Reserved]...................................................105
    11.3.     Certain Matters Affecting Custodian..........................105
    11.4.     Custodian Not Liable for Agreement or Receivables............107
    11.5.     Other Transactions...........................................107
    11.6.     Indemnity of Custodian.......................................108
    11.7.     Eligibility Requirements for Custodian.......................108
    11.8.     Resignation or Removal of Custodian..........................109
    11.9.     Successor Custodian..........................................109
    11.10.    Merger or Consolidation of Custodian.........................110
    11.11.    Co-Custodian.................................................110

Section                                                                   Page
-------                                                                   ----

    11.12.    Representations and Warranties of Custodian..................112
    11.13.    No Bankruptcy Petition.......................................112

                                  ARTICLE XII
                     The Administrator; Relationship Bank

    12.1.     Authorization and Action.....................................112
    12.2.     Administrator's and Relationship Bank's Reliance,
                Etc........................................................113
    12.3.     State Street Capital and State Street Bank and
                Affiliates.................................................113

                                 ARTICLE XIII
                      Assignment Of Purchaser's Interest

    13.1.     Restrictions on Assignments..................................114
    13.2.     Rights of Assignee...........................................115
    13.3.     Evidence of Assignment.......................................115
    13.4.     Rights of Program Collateral Agent...........................115

                                  ARTICLE XIV
                                  Termination

    14.1.     Termination..................................................115
    14.2.     Optional Purchase of Receivables.............................115

                                  ARTICLE XV
                           Miscellaneous Provisions

    15.1.     Amendment, Etc...............................................116
    15.2.     Protection of Title to Purchased Assets......................116
    15.3.     Execution in Counterparts....................................118
    15.4.     Governing Law................................................118
    15.5.     Notices......................................................118
    15.6.     Severability of Provisions...................................119
    15.7.     Assignment...................................................119
    15.8.     Nonpetition Covenants........................................119
    15.9.     Third Party Beneficiaries....................................119
    15.10.    Agent for Service............................................120
    15.11.    Seller Obligations Joint and Several; Agreement
                Binding on Either Seller Individually......................120
    15.12.    Confidentiality of Seller Information........................120
    15.13.    Confidentiality of Program Information.......................122
    15.14.    Waiver Of Jury Trial.........................................124
    15.15.    Consent To Jurisdiction; Waiver Of Immunities................124
    15.16.    No Recourse Against Other Parties............................125

EXHIBITS

Exhibit A       Form of Seller Assignment
Exhibit B-1     Form of Purchaser's Certificate to Originator
Exhibit B-2     Form of Purchaser's Certificate to Servicer
Exhibit C       Form of Servicer's Certificate
Exhibit D-1     Form of Trust Receipt
Exhibit D-2     Form of Servicing Officer's Certificate
Exhibit E       Form of Warehouse Note

      LOAN PURCHASE AGREEMENT dated as of March 31, 1995 (this "Agreement") among CENTREX CAPITAL AUTOMOBILE ASSETS (NUMBER TWO), INC., a Delaware corporation, as seller ("Centrex Two"), CENTREX CAPITAL AUTOMOBILE ASSETS (NUMBER FOUR), INC., a Delaware corporation, as seller ("Centrex Four"; Centrex Two and Centrex Four each a "Seller", and together, the "Sellers"), OXFORD RESOURCES CORP., a New York corporation ("Oxford"), as servicer (the "Servicer"), THE BANK OF NEW YORK, a New York banking corporation ("BONY"), as custodian and standby servicer (the "Custodian" and "Standby Servicer", respectively), CLIPPER RECEIVABLES CORPORATION, a Delaware corporation, as purchaser (the "Purchaser"), STATE STREET BOSTON CAPITAL CORPORATION, a Massachusetts corporation ("State Street Capital"), as administrator for the Purchaser (the "Administrator"), and STATE STREET BANK AND TRUST COMPANY, a bank organized under the laws of the Commonwealth of Massachusetts ("State Street Bank"), as relationship bank for the Purchaser (the "Relationship Bank").

      In consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I

                                  Definitions

      SECTION 1.1. Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, whenever capitalized shall have the following meanings:

      "Actuarial Method" means the method of allocating a fixed level payment between principal and interest, pursuant to which the portion of such payment that is allocated to interest is the product of the fixed rate of interest multiplied by the scheduled unpaid principal balance multiplied by the fixed period of time (expressed as a fraction of a year) between scheduled payments.

      "Actuarial Receivable" means a Receivable which provides for the allocation of payments to interest and principal based on the Actuarial Method.

      "Addition Notice" means, with respect to any transfer of Subsequent Receivables to the Purchaser pursuant to Section 2.5, a notice, which shall be given not later than five Business Days prior to the related Subsequent Transfer Date, of a Seller's designation of Subsequent Receivables to be transferred to the Purchaser, the aggregate Principal Balance of such Subsequent Receivables and the applicable Subsequent Cutoff Date and requested Subsequent Transfer Date with respect to such Subsequent Receivables.

      "Administrator" has the meaning set forth in the preamble.

      "Administrator's Office" means the office of the Administrator at 225 Franklin Street, Boston, Massachusetts 02110, Attention: Clipper Funds, or such other address as shall be designated by the Administrator in writing to each Seller and the Servicer.

      "Advance" means the amount which the Servicer is required to advance on the respective Receivables pursuant to Section 4.4.

      "Affected Party" means each of the Purchaser, each Liquidity Bank, any assignee or participant of the Purchaser or any Liquidity Bank, the Credit Bank, any assignee or participant of the Credit Bank, State Street Capital, any successor to State Street Capital as Administrator, State Street Bank, any successor to State Street Bank as Relationship Bank, any sub-agent of the Administrator, the Program Collateral Agent, any successor of First Chicago as Program Collateral Agent and any co-agent or sub-agent of the Program Collateral Agent.

      "Affiliate" of any Person means any Person who directly or indirectly controls, is controlled by or is under common control with such person. For purposes of this definition of "Affiliate", the term "control" (including the terms "controlling", "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause a direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

      "Agreement" means this Loan Purchase Agreement, as the same may be amended and supplemented from time to time.

      "Allocation Trigger" means (a) with respect to all Loan Tranches, an Event of Default of the type described in clause (i), (v), (viii), (ix), (xii), (xiii) or (xvi) of Section 10.1, or (b) with respect to any Loan Tranche, (i) the average of the Delinquency Rates with respect to such Loan Tranche for the three most recent Collection Periods shall exceed 3.0%, (ii) the average of the Net Loss Rates with respect to such Loan Tranche for the three most recent Collection Periods shall exceed 4.5%, or (iii) the average of the Excess Yield Percentages for the three most recent Collection Periods shall be less than zero.

      "Alternate Base Rate" means, on any date, a fluctuating rate of interest per annum equal to the higher of

            (a) the rate of interest most recently announced by State Street Bank in Boston, Massachusetts, as its base rate; and

            (b) the Federal Funds Rate most recently determined by State Street Bank plus 1.0% per annum.

The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by State Street Bank in connection with extensions of credit.

      "Amount Financed" with respect to a Receivable means the amount advanced under and stated in the Receivable toward the purchase price of the Financed Vehicle and any related costs.

      "Annual Percentage Rate" or "APR" of a Receivable means the annual rate of finance charges stated in the Receivable.

      "Assignment" means an Originator Assignment or a Seller Assignment.

      "Assumption Date" has the meaning set forth in Section 10.4.

      "Bank Funded Portion" means, for any Yield Period (or portion thereof), that portion of the Purchaser's Tranche Investment of the Warehouse Loan Tranche which has been funded pursuant to the Liquidity Agreement or the Credit Agreement (and not by the issuance of Commercial Paper Notes) during such Yield Period (or such portion).

      "Bank Rate" means (i) for any Yield Period on or prior to the first day of which Clipper, any Liquidity Bank or the Credit Bank shall have notified the Administrator that (A) the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Person to fund the Bank Funded Portion at the Eurodollar Rate (Reserve Adjusted), or (B) due to market conditions affecting the London interbank market, funds are not reasonably available to such Person in such market in order to enable it to fund the Bank Funded Portion at the Eurodollar Rate (Reserve Adjusted) (and in the case of subclause (A) or (B), such Person shall not have subsequently notified the Administrator that such circumstances no longer exist); or (ii) for any Yield Period as to which the Administrator does not receive notice or determine, by no later than 12:00 noon (New York City time) on the third Business Day preceding the first day of such Yield Period, that the Bank Funded Portion will be funded pursuant to the Liquidity Agreement or the Credit Agreement and not by the issuance of Commercial Paper Notes, the Domestic CD Rate (Adjusted) for such Yield

Period; and (iii) in the cases of any other Yield Period, the Eurodollar Rate (Reserve Adjusted) for such Yield Period.

      "BONY" has the meaning set forth in the preamble.

      "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, the State in which the Custodian's Office is located, the State in which the executive offices of the Servicer are located, the State in which the corporate trust office of the Program Collateral Agent is located or the State in which the principal place of business of the Administrator is located shall be authorized or obligated by law, executive order, or governmental decree to be closed.

      "Cash Collateral Account" means the account designated as such, established and maintained pursuant to Section 4.1.

      "Cash Collateral Shortfall" means, for any Distribution Date, the excess, if any, of the Required Cash Collateral Amount over the amount on deposit in the Cash Collateral Account, calculated on the related Determination Date as of the end of the preceding Collection Period but after giving effect to any withdrawals to be made from the Cash Collateral Account on such Distribution Date pursuant to Section 4.7(b).

      "Cash Collateral Surplus" means, for any Distribution Date, the excess, if any, of the amount on deposit in the Cash Collateral Account over the Required Cash Collateral Amount, calculated on the related Determination Date after giving effect to any deposits to and transfers and withdrawals from the Cash Collateral Account to be made on such Distribution Date other than pursuant to
Section 4.7(c).

      "Cash Purchase Price" has the meaning set forth in Section 2.1.

      "Centrex Four" has the meaning set forth in the preamble.

      "Centrex Two" has the meaning set forth in the preamble.

      "Change in Control" means any of the following:

            (a) the acquisition, by any Person or two or more Persons acting in concert, of beneficial ownership (within the meaning of Sections 13(d) and 14(d)(2) of the Securities and Exchange Act of 1934, as amended), of a portion of the issued and outstanding shares of the capital stock of Oxford having more than 50% of the ordinary voting power for the election of directors; or

            (b) the failure of Oxford to own, directly or indirectly, free and clear of all Liens, 100% of the issued and outstanding capital stock of each Originator; or

            (c) the failure of Oxford and the Originators collectively to own directly, free and clear of all Liens, 100% of the issued and outstanding shares of capital stock of each Seller;

in each case, on a fully diluted basis, including all warrants, options, conversion rights, and other rights to purchase or convert into such capital stock.

      "Clipper Parties" means, collectively, each of the Purchaser, the Administrator, the Relationship Bank, each other Affected Party and each other Indemnified Party.

      "Closing Date" means March 31, 1995.

      "Collateral" has the meaning set forth in Section 2A.6.

      "Collection Account" means the account designated as such, established and maintained pursuant to Section 4.1.

      "Collection Period" means a calendar month. Any amount stated "as of the close of business on the last day of a Collection Period" or "as of the end of a Collection Period" shall give effect to the following calculations as determined as of the end of the day on such last day: 1) all applications of collections,
2) all current and previous Payaheads, 3) all applications of Payahead Balances,
4) all Advances made by the Servicer and reductions of Outstanding Advances and
5) all distributions.

      "Collection Policy" means the collection policies and practices of the Servicer and the Originators delivered by Oxford to the Administrator prior to the date hereof, as modified without violating this Agreement, the Contribution Agreement or the First Tier Loan Purchase Agreement.

      "Collections" means the Principal Collections and Interest Collections.

      "Commercial Paper Notes" means short-term promissory notes issued or to be issued by Purchaser to fund its investments in accounts receivable or other financial assets.

      "Commercial Paper Rate" means for any Yield Period, a per annum interest rate calculated by Administrator equal to the sum of (i) the rate or, if more than one rate, the weighted average of the rates determined by converting to an interest-bearing equivalent rate per annum the discount rate (or rates) at which Commercial Paper Notes have been sold on each day during that Yield Period plus (ii) the commissions and charges charged by the commercial paper placement agents with respect to such Commercial Paper Notes, expressed as a percentage of the face amount of Commercial Paper Notes to which such commission and charges relate and converted to an interest-bearing equivalent rate per annum.

      "Contribution Agreement" means the Contribution Agreement dated as of March 31, 1995 by and between Centrex Two and the Originators, relating to the contribution of the Receivables by the Originators to Centrex Two, as amended by the First Amendment thereto dated as of December 14, 1995, and the Second Amendment thereto dated as of March 21, 1996.

      "CP-Funded Portion" means for any Yield Period (or portion thereof), that portion of the Purchaser's Tranche Investment of the Warehouse Loan Tranche which have been funded by the issuance of Commercial Paper Notes (and not pursuant to the Liquidity Agreement or the Credit Agreement) during such Yield Period (or such portion).

      "Credit Agreement" means and includes (a) the Credit Agreement, dated as of September 24, 1992, among Purchaser, the Administrator and the Credit Bank and (b) any other agreement (other than the Liquidity Agreement and any other liquidity agreement entered into by Purchaser in connection with its other acquisitions of financial assets) hereafter entered into by the Purchaser providing for the issuance of one or more letters of credit for the account of the Purchaser, the making of loans to the Purchaser or any other extensions of credit to or for the account of the Purchaser to support all or any part of the Purchaser's payment obligations under its Commercial Paper Notes or to provide an alternate means of funding the Purchaser's investments in accounts receivable or other financial assets, in each case as amended, supplemented or otherwise modified from time to time.

      "Credit Policy" means the credit origination policies of the Originators delivered by Oxford to the Administrator prior to the date hereof, as modified without violating this Agreement, the Contribution Agreement or the First Tier Loan Purchase Agreement.

      "Credit Bank" means and includes State Street Bank, as lender to Purchaser and as issuer of a letter of credit for Purchaser's account under the Credit Agreement, and any other or additional bank or other financial institution now or hereafter extending credit or having a commitment to extend credit to or for the account of Purchaser under the Credit Agreement.

      "Custodian" means, initially BONY, in its capacity as custodian on behalf of the Purchaser, until a successor Person shall have become Custodian pursuant hereto, and thereafter Custodian shall mean such successor Person.

      "Custodian Fee" means the compensation payable to the Custodian for services rendered in such capacity hereunder.

      "Custodian Officer" means the president, any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any trust officer, or any other officer of the Custodian customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

      "Custodian's Office" means the office of the Custodian at which its corporate trust business shall be administered, which office at the date of this Agreement is located at 101 Barclay Street, New York, New York, 10286.

      "Cutoff Date" means, in relation to the Initial Receivables, the Initial Cutoff Date, in relation to any Subsequent Receivables, the relevant Subsequent Cutoff Date and, in relation to Receivables from time to time included in the Warehouse Loan Tranche, the relevant Warehouse Cutoff Date.

      "Data Report" has the meaning set forth in Section 3.16.

      "Dealer" means the dealer who financed and sold a Financed Vehicle and with respect to which an Originator purchased the respective Receivable and contributed or sold it to a Seller.

      "Default" means any event which, with the giving of notice or lapse of time, or both, would (unless cured or waived) become an Event of Default.

      "Defaulted Receivable" means any Receivable (without duplication) as to which either of the following has occurred: (a) all or any portion of a payment under the contract becoming 120 days or more delinquent, or
(b) repossession (and expiration of any redemption or reinstatement period) of the vehicle securing the Receivable.

      "Deferred Purchase Price" has the meaning set forth in Section 2.1.

      "Delinquency Rate" means, with respect to a Collection Period commencing in or after March 1995, the fraction, expressed as a percentage, equal to (a) the sum of the aggregate Principal

Balance of Receivables (or, for purposes of clause (b) of the definition of "Allocation Trigger", with respect to any Loan Tranche, Receivables included in such Loan Tranche) with part or all of one or more payments past due as of the end of such Collection Period for 60 days or more divided by (b) the Pool Balance (or, for purposes of clause (b) of the definition of "Allocation Trigger", with respect to any Loan Tranche, the Loan Tranche Balance) as of the end of such Collection Period.

      "Determination Date" means the tenth calendar day of each calendar month or, if such day is not a Business Day, the next following Business Day, commencing April 10, 1995.

      "Distribution Date" means, for each Collection Period, the fifteenth calendar day of the following month, or if such day is not a Business Day, the next following Business Day, commencing April 17, 1995.

      "Distribution Period" means (a) the period commencing on, and including, the Closing Date and ending on, but excluding, the next following Distribution Date, and (b) each subsequent period commencing on, and including, a Distribution Date and ending on, but excluding, the next following Distribution Date.

      "Dollars" means dollars in lawful money of the United States of America.

      "Domestic CD Rate (Adjusted)" means, with respect to any Yield Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%), equal to the sum of (a) the quotient of (i) the Domestic CD Rate for such Yield Period, divided by (ii) one minus the Reserve Requirement for such Yield Period, plus (b) the Assessment Rate for such Yield Period; where: "Domestic CD Rate" means, with respect to any Yield Period, a rate of interest equal to the average of the secondary market morning offering rates in the United States for time certificates of deposit of major United States money market banks for a period approximately equal to such Yield Period in an amount substantially equal to the Bank Funded Portion, as such offering rate is quoted to the Administrator by the Federal Reserve Bank of Boston during the morning of the first day of such Yield Period; provided, however, that if the Administrator shall not receive any such quote by the Federal Reserve Bank of Boston by 11:00 a.m., New York City time, on the morning of the first day of any Yield Period, then "Domestic CD Rate" shall mean, with respect to such Yield Period, the rate of interest determined by the Administrator to be the average (rounded upwards, if necessary, to the nearest 1/100 of 1%) of the bid rates quoted to the Administrator in the secondary market at approximately 11:00 a.m., New York City time (or as soon thereafter as practicable), on the first day of such Yield Period by two certificate of deposit dealers in New York or

Boston of recognized standing selected by the Administrator in its sole discretion for the purchase from the Administrator at face value of certificates of deposit issued by the Administrator in an amount approximately equal or comparable to the amount of the Bank Funded Portion and having a maturity equal to such Yield Period; "Assessment Rate" for any Yield Period means the annual assessment rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) applicable to the Administrator on its insured deposits, on the Business Day immediately preceding the first day of such Yield Period, under the Federal Deposit Insurance Act, determined by annualizing the most recent assessment levied on the Administrator by the Federal Deposit Insurance Corporation (or any successor) with respect to such deposits; and "Reserve Requirement" means, with respect to any Yield Period, a percentage (expressed as a decimal) equal to the daily average during such Yield Period of the aggregate reserve requirement (including all basic, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements during such period) specified under Regulation D, as applicable to the class of banks of which the Administrator is a member, on deposits of the types used as a reference in determining the Domestic CD Rate and having a maturity approximately equal to such Yield Period.

      "Downgraded Liquidity Bank" means a Liquidity Bank which has been the subject of a Downgrading Event.

      "Downgrading Event" with respect to any Person means that the short-term securities of such Person shall have been assigned a rating lower than the Required Short-Term Ratings or shall no longer be rated by either of the Rating Agencies.

      "Earned Discount" means, for any Distribution Date and with respect to any Loan Tranche included in the Purchased Assets during the Distribution Period then ending, an amount equal to the sum of

            (a) the product of (i) the weighted daily average of the Purchaser's Tranche Investment of such Loan Tranche during such Distribution Period (or, if applicable, during the shorter period described in clause (iii) below), times (ii) the Swap Rate for such Loan Tranche, times (iii) in the case of the first Distribution Period when such Loan Tranche was included in the Purchased Assets, a fraction the numerator of which is the actual number of days in the period from the Closing Date or the Subsequent Transfer Date, as applicable, on which such Loan Tranche was purchased until the last day of such Distribution Period and the denominator of which is 360, and in the case of each subsequent Distribution Period, one twelfth; plus

            (b) the Program Fee for such Distribution Period with respect to such Loan Tranche;

provided, however, in the case of the Warehouse Loan Tranche, "Earned Discount" for any Distribution Date shall mean the sum of (A) accrued and unpaid interest on all Warehouse Fundings as of such Distribution Date, calculated in accordance with Section 2A.3, plus (B) the accrued and unpaid Warehouse Fee for such Distribution Period, calculated in accordance with Section 5.1(a)(ii).

      "Eligible Investments" mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

            (a) direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America;

            (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have the Required Short-Term Ratings;

            (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, the Required Short-Term Ratings;

            (d) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

            (e) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed as to the full and timely payment by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with (i) a depository institution or trust company (acting as principal) described in clause (b) above or (ii) a depository institution or trust company whose commercial paper or other short term and long term unsecured debt obligations have the Required Short-Term Ratings;

            (f) freely redeemable shares in money market mutual funds registered under the Investment Company Act of 1940, as amended, which invest only in obligations of the types described in clauses (a) through (e) above (without regard to any limitations on the maturity of such obligations but including any limitation on the credit ratings and other qualifications of the issuers of such obligations); and

            (g) any other investment as may be acceptable to the Administrator, as evidenced by a writing to that effect, as may from time to time be confirmed in writing to the Servicer and the Custodian by the Administrator.

      Any Eligible Investments may be purchased by or through the Custodian or any of its Affiliates.

      "ERISA" means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time.

      "Eurodollar Rate (Reserve Adjusted)" means, with respect to any Yield Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to (a) the Eurodollar Rate for such Yield Period divided by (b) one minus the Eurodollar Reserve Percentage for such Yield Period; where:
"Eurodollar Rate" means, with respect to any Yield Period, the rate per annum at which Dollar deposits in immediately available funds are offered to the Eurodollar Office of the Administrator two Eurodollar Business Days prior to the beginning of such period by prime banks in the interbank eurodollar market at or about 11:00 a.m., New York City time, for delivery on the first day of such Yield Period, for the number of days comprised therein and in an amount equal or comparable to the Bank Funded Portion for such Yield Period; "Eurodollar Business Day" means a day of the year on which dealings are carried on in the London interbank market and banks are open for business in London and are not required or authorized to close in New York City or Boston; and "Eurodollar Reserve Percentage" means, with respect to any Yield Period, the then-applicable percentage (expressed as a decimal) prescribed by the Federal Reserve Board for determining reserve requirements applicable to "Eurocurrency Liabilities" pursuant to Regulation D.

      "Event of Bankruptcy" shall be deemed to have occurred with respect to a Person if either:

            (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 45 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

            (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

      "Event of Default" means an event specified in Section 10.1.

      "Excess Yield Percentage" means, for any Determination Date, the quotient, expressed as a percentage rate per annum, equal to (a)(i) that portion of all collections on Receivables (or, for purposes of clause (b) of the definition of "Allocation Trigger", with respect to any Loan Tranche, Receivables included in such Loan Tranche) allocable to interest for the preceding Collection Period, minus (ii) the sum of the amounts distributable on the following Distribution Date (without regard to the amount of Interest Collections available for distribution) in respect of Servicer's Fee, Earned Discount and Net Liquidation Losses under clauses first, second and third of Section 4.6(b) with respect to all Loan Tranches (or, for purposes of clause (b) of the definition of "Allocation Trigger", with respect to the relevant Loan Tranche) divided by (b) the Pool Balance (or, for purposes of clause (b) of the definition of "Allocation Trigger", with respect to any Loan Tranche, the Loan Tranche Balance) as of the opening of business on the first day of such Collection Period, times (c) twelve. Notwithstanding any other provision of this Agreement, the calculation of the Excess Yield Percentage will not include amounts described above with respect to any Loan Tranche (and for purposes of clause (b) of the definition of

"Allocation Trigger", no Excess Yield Percentage shall be calculated or included in the calculation of any average Excess Yield Percentage with respect to such Loan Tranche) for any Collection Period beginning before the date of the purchase of such Loan Tranche hereunder.

      "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal (for each day during such period) to

            (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of Boston; or

            (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by State Street Bank from three federal funds brokers of recognized standing selected by it.

      "Federal Reserve Board" means the Board of Governors of the Federal Reserve System, or any successor thereto or to the functions thereof.

      "Fee Letter" means the letter dated February 13, 1995 from the Administrator to Oxford.

      "Final Payout Date" means the date following the Purchase Termination Date on which Purchaser's Investment shall have been reduced to zero and all Obligations shall have been paid in full.

      "Final Scheduled Distribution Date" means the Distribution Date falling on or next following the seventh anniversary of the Purchase Termination Date.

      "Financed Vehicle" means a new or used automobile, light duty truck, van or minivan, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

      "First Chicago" means The First National Bank of Chicago, a national banking association.

      "First Tier Loan Purchase Agreement" means the First Tier Loan Purchase Agreement dated as of the date hereof by and between Centrex Four and the Originators, as amended, modified or supplemented from time to time, relating to the purchase and sale of the Receivables by the Originators to Centrex Four.

      "Funding Period" means the period from and including the Closing Date to but excluding the Purchase Termination Date.

      "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by the accounting profession, which are applicable to the circumstances as of the date of determination.

      "Hedging Agreement" means that certain ISDA Interest Rate and Currency Exchange Agreement, dated as of March 31, 1995, between the Purchaser and State Street Bank, as supplemented by each interest rate swap confirmation from time to time executed thereunder in connection with this Agreement.

      "Indemnified Amounts" has the meaning set forth in Section 7.2.

      "Indemnified Party" has the meaning set forth in Section 7.2.

      "Independent Director has the meaning set forth in Section 9.4.

      "Initial Cutoff Date" means March 15, 1995.

      "Initial Receivables" means the Receivables transferred on the Closing
Date.

      "Insufficiency Amount" has the meaning set forth in Section 4.7(b).

      "Interest Collections" means, for any Distribution Date, the sum of the following amounts with respect to the preceding Collection Period: (i) that portion of all collections on Receivables (including amounts withdrawn from the Payahead Account but excluding amounts deposited into the Payahead Account) allocable to interest; (ii) Liquidation Proceeds with respect to the Receivables to the extent allocable to interest due thereon in accordance with the Servicer's customary servicing procedures; (iii) all Advances made by the Servicer of interest due on Receivables; (iv) all Recoveries received during the Collection Period; and (v) the Repurchase Amount of each Receivable that became a Repurchased Receivables during the related Collection Period to the extent attributable to accrued interest on such Receivable; provided, however, that in calculating the Interest Collections the portions of the following allocable to interest will be excluded: (i) collections received on Receivables and the Repurchase Amount in respect of

Receivables to the extent that the Servicer has previously made an unreimbursed Advance of interest with respect to such Receivable; (ii) Liquidation Proceeds and Recoveries with respect to a particular Receivable to the extent of any unreimbursed Advances of interest with respect to such Receivable; and (iii) all payments and proceeds (including Liquidation Proceeds and Recoveries) of any Repurchased Receivables the principal portion of the Repurchase Amount of which has been included in the Principal Collections in a prior Collection Period. With respect to any Loan Tranche, "Interest Collections" means, for any Distribution Date, that portion of Interest Collections (as defined above) attributable to Receivables which were included in such Loan Tranche at any time during the relevant Collection Period.

      "Lien" means a security interest, lien, charge, pledge, equity, or encumbrance of any kind.

      "Liquidity Agent" means State Street Bank, as agent for the Liquidity Banks under the Liquidity Agreement, or any successor to State Street Bank in such capacity.

      "Liquidity Agreement" means and includes (a) the Liquidity Agreement dated as of the date hereof among the Purchaser, as borrower, State Street Capital, as Program Administrator, State Street Bank, as Liquidity Agent, and certain other financial institutions, and (b) any other agreement hereafter entered into by Purchaser providing for the making of loans or other extensions of credit to the Purchaser secured by a direct or indirect security interest in the Purchased Assets (or any portion thereof), to support all or part of the Purchaser's payment obligations under the Commercial Paper Notes or to provide an alternate means of funding the Purchaser's investments in accounts receivable or other financial assets, and under which the amount available from such extensions of credit is limited to an amount calculated by reference to the value or eligible unpaid balance of such accounts receivable or other financial assets or any portion thereof and/or the level of transaction-specific credit enhancement available with respect thereto, as such Liquidity Agreement or other agreement may be amended, supplemented, restated or otherwise modified from time to time.

      "Liquidity Bank" means any one of, and "Liquidity Banks" means all of, State Street Bank and the other commercial lending institutions that are at any time parties to the Liquidity Agreement.

      "Loan Tranche" means a group of Receivables consisting of (a) the Initial Receivables purchased hereunder on the Closing Date, taken together, or (b) the Subsequent Receivables purchased hereunder on any one Subsequent Transfer Date, taken together, or (c) at any time, the Receivables then included in the Warehouse Loan Tranche, taken together.

      "Loan Tranche Balance" as of the close of business on the last day of a Collection Period means the aggregate Principal Balance of the Receivables (excluding Repurchased Receivables and Defaulted Receivables) in such Loan Tranche.

      "Lock-Box Account" has the meaning set forth in Section 4.2(b).

      "Lock-Box Agreement" has the meaning set forth in Section 4.2(b).

      "Lock-Box Bank" has the meaning set forth in Section 4.2(b).

      "Material Adverse Effect" with respect to any event or circumstance, means a material adverse effect on:

            (i) the business, assets, financial condition, operations or prospects of any Seller Party;

            (ii) the ability of any Seller Party to perform in all material respects its obligations under this Agreement or any other Related Document;

            (iii) the validity or enforceability of this Agreement, any other Related Document or the Receivables or the collectibility of the Receivables;

            (iv) the status, existence, perfection, priority or enforceability of the Purchaser's interest in the Receivables; or

            (v) so long as the Warehouse Facility is in effect or any Warehouse Fundings are outstanding, the ability of Oxford, the Originators or Centrex Four to effect a Warehouse Take-Out.

      "Moody's" means Moody's Investors Service, Inc. or any successor.

      "Net Funding Yield" with respect to the Warehouse Loan Tranche means a percentage equal to (a) the weighted average Annual Percentage Rate of Receivables included in the Warehouse Loan Tranche (weighted according to the respective outstanding Principal Balances of the Receivables included in the Warehouse Loan Tranche), minus (b) the sum of (i) the then current Swap Rate with respect to the Warehouse Loan Tranche, plus (ii) the Warehouse Fee Rate, plus (iii) the Servicing Fee Rate.

      "Net Liquidation Losses" means, for any Collection Period, the aggregate outstanding Principal Balance plus accrued interest (through the end of the Collection Period) of all Receivables which became Defaulted Receivables in that Collection Period, less the Recoveries received in that Collection Period with respect to Defaulted Receivables.

      "Net Loss Rate" means, with respect to a Collection Period commencing March 1995, (a) twelve times (b) the quotient of (i) the Net Liquidation Losses for such Collection Period with respect to all Loan Tranches (or, for purposes of clause (b) of the definition of "Allocation Trigger", with respect to the relevant Loan Tranche), divided by (ii) the ending Pool Balance (or, for purposes of clause (b) of the definition of "Allocation Trigger", with respect to any Loan Tranche, the Loan Tranche Balance).

      "Notice of Release" has the meaning set forth in Section 2A.10.

      "Obligations" means all obligations of the Sellers, the Servicer and the Originators to any of the Clipper Parties under the Related Documents, excluding the Purchaser's right to receive distributions in respect of Purchaser's Investment and Earned Discount in respect of any Loan Tranche other than the Warehouse Loan Tranche, and including without limitation (i) all obligations of the Sellers to pay the principal amount of and accrued interest on Warehouse Fundings and (ii) all obligations of the Sellers, the Servicer and the Originators in respect of fees, expenses and indemnification.

      "Obligor" on a Receivable means the purchaser or co-purchasers of the Financed Vehicle, and guarantor(s) or any other Person who owes payments under the Receivable.

      "Officer's Certificate" means a certificate signed by the chairman of the board, the president, any vice chairman of the board, any vice president, the treasurer, the controller or any assistant vice president, any assistant treasurer or any assistant controller of Oxford, Centrex Two, Centrex Four, or the Servicer, as appropriate.

      "Opinion of Counsel" means a written opinion of counsel, which counsel may but need not be counsel to the Sellers or Servicer, and shall be acceptable to the Custodian and the Administrator, and which opinion shall be acceptable to the Custodian and the Administrator in form and substance.

      "Originator Assignment" means an instrument of assignment executed by any one or more of the Originators pursuant to the Contribution Agreement or the First Tier Loan Purchase Agreement.

      "Originators" means Oxford and, at any time, each other Person that at that time is a party to the Contribution Agreement or the First Tier Loan Purchase Agreement as an Originator.

      "Outstanding Advances" on a Receivable means the sum, as of the close of business on the last day of a Collection Period, of all Advances made by Oxford as Servicer (or by any successor Servicer that has agreed to make Advances) with respect to such Receivable as reduced by payments made by or on behalf of the Obligor pursuant to Section 4.4 with respect to such Receivable.

      "Oxford" has the meaning set forth in the preamble.

      "Payahead" on a Receivable means the amount, as of the close of business on the last day of a Collection Period, determined in accordance with Section
4.3 with respect to such Receivable.

      "Payahead Account" means the account designated as such, established and maintained pursuant to Section 4.1.

      "Payahead Balance" on a Receivable means the sum, as of the close of business on the last day of a Collection Period, of all Payaheads made by or on behalf of the Obligor with respect to such Receivable, as reduced by applications of previous Payaheads with respect to such Receivable, pursuant to Sections 4.3 and 4.4.

      "Payments Account" shall have the meaning specified in Section 4.2 hereof.

      "Payments Account Bank" has the meaning specified in Section 4.2 hereof.

      "Permitted Vehicle Lien" means any tax lien or mechanics' lien on a Financed Vehicle provided the same does not extend to the related Receivable.

      "Person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

      "Pool Balance" as of the close of business on the last day of a Collection Period means the aggregate Principal Balance of the Receivables (excluding Repurchased Receivables and Defaulted Receivables).

      "Principal Balance" of a Receivable, as of the close of business on the last day of a Collection Period, means the Amount Financed minus the sum of (i) in the case of an Actuarial Receivable, that portion of all Scheduled Payments due on or prior to such day allocable to principal using the actuarial method, and in the case of a Simple Interest Receivable, that portion of all Scheduled Payments due on or prior to such day in respect of principal; (ii) any refunded portion of extended warranty protection plan costs, or of physical damage, credit life, credit accident or health insurance premiums included in the Amount Financed;
(iii) any payment of the Repurchase Amount with respect to the Receivable allocable to principal; and (iv) any prepayment in full or any partial prepayments applied to reduce the Principal Balance of the Receivable.

      "Principal Collections" means, for any Distribution Date, the sum of the following amounts received with respect to the preceding Collection Period: (i) that portion of all collections on Receivables (including amounts withdrawn from the Payahead Account but excluding amounts deposited into the Payahead Account) allocable to principal; (ii) Liquidation Proceeds attributable to the principal amount of Receivables which became Defaulted Receivables during the Collection Period in accordance with the Servicer's customary servicing procedures; (iii) all Advances made by the Servicer of principal due on the Receivables; (iv) to the extent attributable to principal, the Repurchase Amount of each Receivable that became a Repurchased Receivable during the related Collection Period; (v) partial prepayments on Receivables relating to refunds of extended service contracts, or of physical damage, credit life, credit accident or health insurance policy premiums, but only if such contracts or premiums were financed by the respective Obligor as of the date of the original contract and only to the extent not properly included under clause (i) or (ii) above or clause (iv) of the definition of Interest Collections; and (vi) on the Final Scheduled Distribution Date, the amount of any Advances on such Final Scheduled Distribution Date with respect to principal on the Receivables; provided, however, that in calculating the Principal Collections portions of the following allocable to principal will be excluded: (i) collections received on Receivables and the Repurchase Amount in respect of Receivables to the extent that the Servicer has previously made an unreimbursed Advance of principal with respect to such Receivable; (ii) Liquidation Proceeds with respect to a particular Receivable to the extent of any unreimbursed Advances of principal with respect to such Receivable; and (iii) all payments and proceeds (including Liquidation Proceeds and Recoveries) of any Repurchased Receivables the principal portion of the Repurchase Amount of which has been included in the Principal Collections in a prior Collection Period. With respect to any Loan Tranche, "Principal Collections" means, for any Distribution Date, that portion of Principal Collections (as defined above) attributable to Receivables which were included in such Loan Tranche at any time during the relevant Collection Period.

      "Program Collateral Agent" means First Chicago in its capacity as collateral agent for certain secured creditors of the Purchaser, or any successor to First Chicago in such capacity.

      "Program Fee" has the meaning set forth in Section 5.1(a).

      "Program Information" has the meaning set forth in Section 15.13.

      "Purchase" has the meaning set forth in Section 2.1.

      "Purchase Price" has the meaning set forth in Section 2.1.

      "Purchase Termination Date" has the meaning set forth in Section 2.11.

      "Purchased Assets" means the property in which an undivided interest is transferred to Clipper (or, in the case of the Warehouse Loan Tranche, in which a security interest is granted to Clipper) pursuant to this Agreement, which shall consist of the Receivables (other than Repurchased Receivables) and all monies paid thereon, and all monies due or to become due thereon and all amounts received by the Sellers with respect thereto, after the Initial Cutoff Date; security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Sellers in the Financed Vehicles, including, without limitation, the certificates of title with respect to the Financed Vehicles; the documents contained in the Receivable Files; funds deposited in the Collection Account and the Cash Collateral Account and proceeds thereof; the Contribution Agreement and the First Tier Loan Purchase Agreement, including the right of the Sellers to cause any of the Originators to repurchase Receivables under certain circumstances; any property (including the right to receive future Liquidation Proceeds) that shall have secured a Receivable and that shall have been acquired by or on behalf of the Purchaser; proceeds from claims on any physical damage, repossession loss, skip, credit life and credit accident, vendor's single interest and health insurance policies or certificates relating to the Financed Vehicles or the Obligors; refunds for the costs of extended service contracts with respect to Financed Vehicles and refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or a Financed Vehicle or his or her obligations with respect to a Financed Vehicle and any recourse to Dealers relating to Receivables; and the income and proceeds of any and all of the foregoing.

      "Purchaser" has the meaning set forth in the preamble.

      "Purchaser's Certificate" means a certificate completed and executed by the Purchaser pursuant to Section 2.13, substantially in the form of, in the case of an assignment to an Originator, Exhibit B-1, and in the case of an assignment to the Servicer, Exhibit B-2.

      "Purchaser's Investment" means at any time an amount equal to the sum of the Purchaser's Tranche Investments of all Loan Tranches at such time.

      "Purchaser's Tranche Investment" means, at any time and with respect to any Loan Tranche, an amount equal to (a) the amount theretofore paid to the Sellers or deposited in the Cash Collateral Account on account of the Cash Purchase Price of Receivables included in such Loan Tranche pursuant to Section 2.1, less (b) the aggregate amount theretofore distributed to the Purchaser in reduction of such Purchaser's Tranche Investment pursuant to Section 4.6; provided, however, in the case of the Warehouse Loan Tranche the Purchaser's Tranche Investment shall mean at any time the then outstanding principal amount of all Warehouse Fundings; and provided, further, the Purchaser's Tranche Investment shall not be considered to have been reduced by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.

      "Qualifying Liquidity Bank" means a Liquidity Bank having the Required Short-Term Ratings.

      "Rate Determination Date" for any Loan Tranche means (a) in the case of any Loan Tranche other than the Warehouse Loan Tranche (and in the case of the Warehouse Loan Tranche in the event of the purchase thereof under Section 2A.11), the Business Day next preceding the date of purchase of such Loan Tranche hereunder, and (b) in the case of the Warehouse Loan Tranche, the Business Day next preceding the Warehouse Interest Swap Date.

      "Rating Agency" means each of S&P and Moody's. If either such organization (or its successor) is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization or other comparable Person designated by the Administrator, notice of which designation shall be given to the Custodian and the Servicer.

      "Receivable" means any motor vehicle retail installment sale contract which shall appear on any Schedule of Receivables, other than any such contract which shall have been repurchased by a Seller or an Originator in accordance with Section 2.7, purchased by the Servicer in accordance with Section 3.7 or transferred in connection with a Warehouse Take-Out in accordance with Section 2A.9.

      "Receivable Bailee" means (a) initially, the Servicer, and (b) after any direction given by the Administrator pursuant to Section 2.9(c), or at any time when the Servicer shall have been terminated pursuant to Article X, the Custodian, in each case, in its capacity as custodian and bailee of the Receivable Files on behalf of the Purchaser.

      "Receivable Files" means the documents specified in Section 2.8.

      "Recoveries" means the monies collected from whatever source, after the respective Collection Period in which a Receivable became a Liquidated Receivable, on a Liquidated Receivable, net of (a) the reasonable costs of liquidation (including repossession and disposition costs and expenses, and (b) any amounts required by law to be remitted to the Obligor.

      "Regulation D" means Regulation D of the Federal Reserve Board, or any other regulation of the Federal Reserve Board that prescribes reserve requirements applicable to nonpersonal time deposits or "Eurocurrency Liabilities" as presently defined in Regulation D, as in effect from time to time.

      "Regulatory Change" means, relative to any Affected Party

            (a) any change in (or the adoption, implementation, change in phase-in or commencement of effectiveness of) any

                  (i) United States federal or state law or foreign law
            applicable to such Affected Party;

                  (ii) regulation, interpretation, directive, requirement or request (whether or not having the force of law) applicable to such Affected Party of (A) any court, government authority charged with the interpretation or administration of any law referred to in clause (a)(i) or of (B) any fiscal, monetary or other authority having jurisdiction over such Affected Party; or

                  (iii) generally accepted accounting principles or regulatory accounting principles applicable to such Affected Party and affecting the application to such Affected Party of any law, regulation, interpretation, directive, requirement or request referred to in clause (a)(i) or (a)(ii) above; or

            (b) any change in the application to such Affected Party of any existing law, regulation, interpretation, directive, requirement, request or accounting principles referred to in clause (a)(i), (a)(ii) or (a)(iii) above.

      "Related Documents" means this Agreement, the Contribution Agreement, the First Tier Loan Purchase Agreement, the Originator Assignments, the Seller Assignments, the Servicing Assumption Agreement, the Hedging Agreement, the Lock-Box Agreements (if any), any Warehouse Note, and the other agreements, instruments and other documents executed and delivered from time to time in connection herewith and therewith and all amendments thereto and modifications thereof.

      "Relationship Bank" has the meaning set forth in the preamble.

      "Repurchase Amount" with respect to any Receivable means the amount, as of the close of business on the last day of a Collection Period, required to prepay in full such Receivable under the terms thereof including interest accrual to the end of the month of purchase.

      "Repurchased Receivables" means a Receivable purchased as of the close of business on the last day of a Collection Period by the Servicer pursuant to
Section 3.7 or by an Originator pursuant to Section 2.7 or Section 2.9.

      "Required Cash Collateral Amount" means, for any Distribution Date, an amount equal to the greatest of (x) two percent of the aggregate Principal Balance of Receivables, other than Warehoused Receivables, calculated on the most recent Determination Date as of the end of the related Collection Period,
(y) in the case of any Loan Tranche purchased before December 31, 1995, 0.375%, and in the case of any Loan Tranche purchased on or after December 31, 1995, 1.25% of the aggregate Principal Balance, as of the applicable Cut-Off Dates, of all Receivables purchased hereunder on or prior to such Distribution Date, and
(z) on the occurrence and during the continuance of an Event of Default, the Required Cash Collateral Amount in effect immediately before the occurrence of such Event of Default; provided, however, that the Required Cash Collateral Amount shall not exceed the sum of the Purchaser's Investment, accrued and unpaid Earned Discount and accrued and unpaid Servicing Fee.

      "Required Short-Term Ratings" means commercial paper ratings or short term deposit ratings of at least A-1 and P-1 by S&P and Moody's, respectively.

      "Required Warehouse Swap" has the meaning set forth in Section 2A.11(b).

      "S&P" means Standard & Poor's Ratings Service, a division of the McGraw Hill Companies, Inc., or any successor.

      "Schedule of Receivables" means (a) the Schedule of Receivables attached to the initial Seller Assignment as Schedule A, as supplemented by each Schedule of Receivables attached as Schedule A to each subsequent Seller Assignment, and
(b) the Schedule of Receivables attached as Schedule A to the initial Warehouse Funding Request, as supplemented by the Schedule of Receivables attached as Schedule A to each subsequent Warehouse Funding Request.

      "Scheduled Payment" on a Receivable means (a) in the case of an Actuarial Receivable, that portion of the payment required to be made by the Obligor during the respective Collection Period sufficient to amortize the Principal Balance under the actuarial method over the term of the Receivable and to provide interest at the APR, and (b) in the case of a Simple Interest Receivable, the amount of the payment required to be made by the Obligor during the respective Collection Period in respect of principal and accrued interest.

      "Seller" has the meaning set forth in the preamble.

      "Seller Assignment" means an instrument of assignment executed by a Seller substantially in the form attached hereto as Exhibit A.

      "Seller Information" has the meaning set forth in Section 15.12.

      "Seller Party" means each of Oxford (individually and as Servicer), the Sellers and the Originators.

      "Servicer" means Oxford as the servicer of the Receivables which were contributed to or purchased by the Sellers, and each successor to Oxford (in the same capacity) pursuant to the terms of this Agreement.

      "Servicer Default" has the meaning set forth in Section 10.2(a).

      "Servicer's Certificate" means a certificate completed and executed by a Servicing Officer pursuant to Section 3.9, substantially in the form of Exhibit C.

      "Servicer's Office" means the office of Oxford where it keeps its documents and records relating to Receivables, which office as of March 31, 1995 is located at the address indicated below its signature hereto.

      "Servicing Assumption Agreement" means the Servicing Assumption Agreement, dated as of March 31, 1995, among Oxford, the Standby Servicer and the Custodian, as the same may be amended or supplemented in accordance with its terms.

      "Servicing Fee" means the fee payable to the Servicer for services rendered during the respective Collection Period, determined pursuant to Section 3.8.

      "Servicing Officer" means any person whose name appears on a list of Servicing Officers delivered to the Custodian and the Administrator, as the same may be amended from time to time.

      "Servicing Rate" means 1.00% per annum.

      "Simple Interest Receivable" means a Receivable that provides for payments based on the Simple Interest Method.

      "Simple Interest Method" means the method of allocating a fixed level payment between principal and interest, pursuant to which the portion of such payment that is allocated to interest is the product of a fixed rate of interest multiplied by the unpaid principal balance multiplied by the period of time (expressed as a fraction of a year) between (a) the date such payment is received and (b) the date the prior scheduled payment was received, or in the case of the first payment, the date of the contract or evidencing such Receivable.

      "Standby Fee" means the compensation payable to the Standby Servicer by the Servicer pursuant to the Servicing Assumption Agreement.

      "Standby Servicer" means BONY or another financial institution acceptable to the Administrator, in its capacity as Standby Servicer pursuant to the terms of the Servicing Assumption Agreement or such Person as shall have been appointed Standby Servicer pursuant to the terms of this Agreement.

      "State" means any State of the United States of America, or the District of Columbia.

      "State Street Bank" has the meaning set forth in the preamble.

      "State Street Capital" has the meaning set forth in the preamble.

      "Subsequent Cutoff Date" means, with respect to each sale of Subsequent Receivables to the Purchaser, the date designated by the Seller(s) as the cutoff date in the applicable Addition Notice.

      "Subsequent Receivables" means additional Receivables to be transferred to the Purchaser hereunder after the Closing Date.

      "Subsequent Transfer Date" means, with respect to each sale of Subsequent Receivables to the Purchaser, the date as of which such Subsequent Receivables are sold to the Purchaser hereunder.

      "Subsidiary" means a corporation of which Oxford and/or its other Subsidiaries own, directly or indirectly, such number of outstanding shares as have more than 50% of the ordinary voting power for the election of directors.

      "Swap Rate" for any Loan Tranche means the rate, determined by the Administrator, (a) in the case of each Loan Tranche other than the Warehouse Loan Tranche, and in the case of the Warehouse Loan Tranche on and after the Warehouse Interest Swap Date, as of the Rate Determination Date for such Loan Tranche, and (b) in the case of the Warehouse Loan Tranche, unless the Warehouse Interest Swap Date shall have occurred, for each Distribution Period, as of the Determination Date next preceding the first day of such Distribution Period, equal to the interpolated offered yield, based on the rates set forth on Telerate page 19915 (Datasource: Tullett) on the Dow Jones Telerate Service (or such other page as may replace that page on that service, or such other service as may be nominated as the information vendor, for the purpose of displaying quotations of fixed rates for U.S. dollar LIBOR interest rate swaps), for a LIBOR-based to fixed rate interest rate swap contract with an average life equivalent to the weighted average life of the Receivables included in such Loan Tranche, assuming a prepayment speed of 1.5 ABS.

      "Target Purchaser's Tranche Investment" means for any Distribution Date and with respect to any Loan Tranche, an amount equal to (i) 90% (in the case of any Loan Tranche purchased before December 31, 1995) and (ii) 89% (in the case of any Loan Tranche purchased on or after December 31, 1995) of the Loan Tranche Balance with respect to such Loan Tranche, calculated on the most recent Determination Date as of the end of the related Collection Period; provided, however, with respect to the Warehouse Loan Tranche, "Target Purchaser's Tranche Investment" shall mean for any Distribution Date an amount equal to 88% of the Loan Tranche Balance with respect to the Warehouse Loan Tranche, after excluding from such Loan Tranche Balance the aggregate unpaid balance of any Warehoused Receivables which have been included in the Warehouse Loan Tranche Balance for more than 120 days, calculated on the most recent Determination Date as of the end of the related Collection Period.

      "Trust Receipt" has the meaning set forth in Section 2.10.

      "UCC" means the Uniform Commercial Code as in effect in the relevant jurisdiction.

      "Warehouse Cutoff Date" means, with respect to each Warehouse Funding, the date designated by Centrex Four as the Cutoff Date in the applicable Warehouse Funding Notice.

      "Warehouse Facility" means the agreement of the Purchaser to make Warehouse Fundings available to Centrex Four in accordance with Section 2A.1.

      "Warehouse Fee" means the portion of the Program Fee calculated pursuant to clause (ii) of Section 5.1(a).

      "Warehouse Fee Rate" means the rate agreed upon in writing among Centrex Four, Oxford, Clipper and the Administrator as the rate used to calculate the program fee with respect to the Warehouse Facility.

      "Warehouse Funding" means a loan made or to be made by the Purchaser to Centrex Four pursuant to Section 2A.1.

      "Warehouse Funding Date" means, in relation to any Warehoused Receivable, the date of the first Warehouse Funding on which such Warehoused Receivable was included in the Warehouse Loan Tranche.

      "Warehouse Funding Notice" means, with respect to any Warehouse Funding pursuant to Section 2A.1, a notice, which shall be given not less than five Business Days prior to the related Warehouse Funding Date, of the Receivables to be included in the Warehouse Loan Tranche on such Warehouse Funding Date, the aggregate Principal Balance of such new Warehoused Receivables and the applicable Warehouse Cutoff Date and requested Warehouse Funding Date with respect to such Warehouse Funding.

      "Warehouse Funding Maturity Date" has the meaning set forth in Section
2A.4.

      "Warehouse Interest Rate" means, for any Yield Period, for any portion of the Purchaser's Tranche Investment of the Warehouse Loan Tranche which is funded by the issuance of Commercial Paper Notes, the Commercial Paper Rate for such Yield Period, and for any portion of such Purchaser's Tranche Investment which is funded under the Liquidity Agreement or the Credit Agreement, the Bank Rate for such Yield Period; provided, however, on and after the Warehouse Interest Swap Date, the Warehouse Interest Rate shall equal the Swap Rate then in effect with respect to the Warehouse Loan Tranche.

      "Warehouse Interest Swap Date" means the effective date of any interest rate swap transaction entered into in relation to the Warehouse Loan Tranche pursuant to Section 2A.11.

      "Warehouse Loan Tranche" has the meaning set forth in Section 2A.2.

      "Warehouse Note" means a promissory note substantially in the form of Exhibit E hereto, executed or to be executed by Centrex Four in accordance with
Section 2A.5.

      "Warehouse Period" means the period from and including the first date on which the conditions precedent to the initial Warehouse Funding are met to but excluding the Purchase Termination Date.

      "Warehouse Swap Rate" means, at any time, a per annum rate equal to (a) the weighted average APR of all Warehoused Receivables at such time, minus (b) the rate used to calculate the Program Fee under Section 5.1 with respect to the Warehouse Loan Tranche, minus (c) the Servicing Rate, minus (d) three and one-half percent (3.5%).

      "Warehouse Take-Out" has the meaning set forth in Section 2A.9.

      "Warehoused Receivable" has the meaning set forth in Section 2A.2.

      "Yield Period" means, for purposes of calculating interest on the Purchaser's Tranche Investment of the Warehouse Loan Tranche, (a) each period
(i) commencing on and including (A) in relation to the CP-Funded Portion, the date of any increase in the CP-Funded Portion, and (B) in relation to any Bank Funded Portion, the date of any drawing under the Liquidity Agreement or the Credit Agreement, as applicable, and (ii) ending on, but excluding, the next following Distribution Date, and (b) each subsequent Distribution Period.

      SECTION 1.2. Usage of Terms. With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation."

      SECTION 1.3. Section References. All section references shall be to Sections in this Agreement unless otherwise indicated.

      SECTION 1.4. Parties. Each reference to any Person in any capacity shall include any successor or permitted assignee of such Person and any successor to such Person in such capacity as permitted hereunder and under the Related Documents.

                                  ARTICLE II

                         Transfers of Purchased Assets

      SECTION 2.1. Purchases of Receivables. (a) Subject to the terms and conditions set forth herein, including without limitation Article VI, each Seller agrees to sell, assign and transfer to the Purchaser, and the Purchaser agrees to purchase from such Seller, on the Closing Date and on each Subsequent Transfer Date during the Funding Period, the Receivables and related Purchased Assets to be conveyed as described in Sections 2.2 and 2.5, for the Purchase Price described in Section 2.1(b). Each such purchase is herein called a "Purchase".

      (b) In consideration for the Receivables and related Purchased Assets conveyed by each Seller to the Purchaser on the Closing Date or any Subsequent Transfer Date, the Purchaser shall pay to such Seller:

            (i) an amount equal to 97% of the aggregate Principal Balance of such Receivables (the "Cash Purchase Price"), which shall be payable to such Seller in same day funds on the Closing Date or such Subsequent Transfer Date, as applicable, provided that a portion of the Cash Purchase Price equal to 2% of the aggregate Principal Balance of such Receivables shall be deposited in the Cash Collateral Account; plus

            (ii) an amount equal to the sum of (x) the remaining aggregate Principal Balance of such Receivables plus (y) the amount of interest accrued on such Receivables as of the Closing Date or Subsequent Transfer Date, as applicable, plus (z) the amount of interest to accrue on such Receivables, to the extent collections thereof are available for distribution to such Seller hereunder from time to time (the "Deferred Purchase Price"), which shall be payable by the Purchaser without recourse solely out of Collections on such Receivables to the extent such Collections are available for distribution to such Seller from time to time in accordance with Article IV.

The Cash Purchase Price and the Deferred Purchase Price together are herein called the "Purchase Price".

      (c) Each Seller and the Servicer shall use reasonable efforts from time to time to make a good faith estimate of the aggregate Principal Balance of Receivables to be sold hereunder during the next sixty days and shall communicate such estimate to the Administrator not less than monthly.

      (d) Notwithstanding any provision contained in this Agreement to the contrary, Clipper shall not, and shall not be obligated to, pay any amount to the Sellers in respect of Deferred Purchase Price of Receivables except to the extent of amounts available for distribution to the Sellers in respect thereof under Article IV. Any amount which the Purchaser does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in ss.101 of the Bankruptcy Code) against or corporate obligation of the Purchaser for any such insufficiency unless and until such amount becomes available for distribution to the Sellers under Article IV.

      (e) Notwithstanding any else to the contrary herein or any other Related Document, Centrex Four shall not sell, assign or transfer to the Purchaser any Receivables or related Purchased Assets, other than in connection with Warehouse Fundings.

      SECTION 2.2. Conveyance of Receivables. (a) In consideration of the payment by the Purchaser to Centrex Two of the Cash Purchase Price and the Purchaser's undertaking to pay the Deferred Purchase Price as provided herein, Centrex Two does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser without recourse, except as provided in Sections 2.6, 2.7 and 2.9 (subject to the obligations herein):

            (i) all right, title and interest of Centrex Two in and to the Receivables listed in Schedule A to the initial Seller Assignment and all monies due or to become due thereon after the Initial Cutoff Date (including Scheduled Payments due after the Initial Cutoff Date (including principal prepayments relating to such Scheduled Payments) but received by Centrex Two or the Originators before the Initial Cutoff Date) and all Liquidation Proceeds and Recoveries received with respect to such Receivables;

            (ii) all right, title and interest of Centrex Two in and to the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of Centrex Two in the Financed Vehicles, including, without limitation, the certificates of title with respect to Financed Vehicles;

            (iii) all right, title and interest of Centrex Two in and to any proceeds from claims on any physical damage, repossession loss, skip, credit life and credit accident, vendor's single interest and health insurance policies or certificates relating to the Financed Vehicles or the Obligors;

            (iv) all right, title and interest of Centrex Two in and to the Contribution Agreement and any Originator Assignment, including a direct right to cause the Originators to purchase Receivables from the Purchaser under certain circumstances;

            (v) all right, title and interest of Centrex Two in and to refunds for the costs of extended service contracts with respect to Financed Vehicles, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle or his or her obligations with respect to a Financed Vehicle and any recourse to Dealers for any of the foregoing;

            (vi) the Receivable File related to each Receivable;

            (vii) all amounts and property from time to time held in or credited to the Collection Account, the Payahead Account and the Cash Collateral Account (except for the Seller's right to receive distributions from such accounts in accordance with this Agreement); and

            (viii) the income and proceeds of any and all of the foregoing.

      (b) Centrex Two shall sell, assign and transfer to the Purchaser and the Purchaser shall purchase and accept the Initial Receivables and the other property and rights described in paragraph (a) above only upon the satisfaction of each of the conditions set forth in Section 6.1 on or prior to the Closing Date.

      SECTION 2.3. Transfer Intended as Sale; Precautionary Security Interest. It is intention of the parties hereto that each sale, assignment and transfer of the Receivables and Purchased Assets under Section 2.2 above and Section 2.5 below constitute a sale for all purposes except as described in Section 2.12 and that the beneficial interest in and title to the Receivables and Purchased Assets not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against a Seller under any bankruptcy law. In the event, however, that notwithstanding the intent of the Originators and the parties hereto, the transfer under this Agreement is held not to be a sale, this Agreement shall constitute a grant of a security interest in the property described in Section 2.2 above and 2.5 below, for the benefit of the Purchaser.

      SECTION 2.4. Acceptance by Purchaser. The Purchaser does hereby accept all consideration conveyed by each Seller pursuant to Sections 2.2 and 2.5, subject to the terms and provisions of this Agreement.

      Section 2.5. Conveyance of Subsequent Receivables.

      (a) Subject to the conditions set forth in Section 6.2, each Seller, pursuant to the mutually agreed upon terms contained herein and pursuant to one or more subsequent Seller Assignments, shall, in consideration of the payment by the Purchaser to the Sellers the Cash Purchase Price and the Purchaser's undertaking to pay the Deferred Purchase Price (as provided herein), sell, transfer, assign, set over and otherwise convey to the Purchaser, (before December 1, 1996 in the case of Centrex Two and on or after December 1, 1996 in the case of Centrex Four) without recourse, except as provided in Sections 2.6,
2.7 and 2.9 (subject to the obligations herein):

            (i) all right, title and interest of such Seller in and to the Subsequent Receivables listed in Schedule A to such subsequent Seller Assignment and all monies due or to become due thereon after the Subsequent Cutoff Date (including Scheduled Payments due after the Subsequent Cutoff Date (including principal prepayments relating to such Scheduled Payments) but received by such Seller or the Originators before the Subsequent Cutoff Date) and all Liquidation Proceeds and Recoveries received with respect to such Subsequent Receivables;

            (ii) all right, title and interest of such Seller in and to the security interests in the Financed Vehicles granted by Obligors pursuant to the Subsequent Receivables and any other interest of such Seller in the Financed Vehicles, including, without limitation, the certificates of title with respect to Financed Vehicles;

            (iii) all right, title and interest of such Seller in and to any proceeds from claims on any physical damage, repossession loss, skip, credit life, credit accident, vendor's single interest and health insurance policies or certificates relating to the Financed Vehicles or the Obligors;

            (iv) all right, title and interest of such Seller in and to the Contribution Agreement (in the case of Centrex Two) and the First Tier Loan Purchase Agreement (in the case of Centrex Four) and any Originator Assignment, including a direct right to cause the Originators to purchase Subsequent Receivables from the Purchaser under certain circumstances;

             (v) all right, title and interest of such Seller in and to refunds for the costs of extended service contracts with respect to Financed Vehicles, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle or his or her obligations with respect to a Financed Vehicle and any recourse to Dealers for any of the foregoing;

            (vi) the Receivable File related to each Subsequent Receivable;

            (vii) all amounts and property from time to time held in or credited to the Collection Account, the Payahead Account and the Cash Collateral Account (except for such Seller's right to secure distributions from such accounts in accordance with this Agreement); and

            (viii) the income and proceeds of any and all of the foregoing.

      (b) Each Seller shall sell, assign and transfer to the Purchaser and the Purchaser shall purchase and accept the Subsequent Receivables and the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the conditions set forth in Section 6.2 on or prior to the related Subsequent Transfer Date.

      SECTION 2.6. Representations and Warranties of Sellers. Each Seller makes the following representations and warranties as to the Receivables sold by it to the Purchaser and to the Administrator, on which the Purchaser relies in paying the Cash Purchase Price and accepting the Receivables and related Purchased Assets transferred to it hereunder and in making Warehouse Fundings hereunder and the Administrator relies in causing such actions to be taken on behalf of the Purchaser. Such representations and warranties speak as of the Closing Date (with respect to the Initial Receivables) and as of the Subsequent Transfer Date (with respect to Subsequent Receivables), but shall survive the sale, transfer, and assignment of the Receivables or, as applicable, the grant of a security interest in the Receivables to the Purchaser.

            (i) Characteristics of Receivables. Each Receivable (1) has been originated in the United States of America by an Originator or a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Originator's or

      Dealer's business, (2) is evidenced by a retail installment sales contract which has been fully and properly executed by the parties thereto, and has been purchased or otherwise originated by each Originator in connection with the sale of Financed Vehicles by such Originator or the Dealer, (3) has created a valid, perfected, subsisting, and enforceable first priority security interest in favor of the Originator (as original lien holder or assignee) with respect to such Receivable in the Financed Vehicle, which security interest has been assigned by such Originator to such Seller, which in turn has assigned such security interest to the Purchaser, (4) contains customary and enforceable provisions such that the rights and remedies of the holder or assignee thereof shall be adequate for realization against the collateral of the benefits of the security, (5) provides for level monthly payments (except for the last payment, which may be different from the level payment) which fully amortize the Amount Financed over the original term and yield interest at the Annual Percentage Rate, (6) is denominated and payable only in Dollars in the United States of America, and (7) provides for, in the event that such contract is prepaid, a prepayment that fully pays the Principal Balance and (x) in the case of an Actuarial Receivable, to the extent permitted by applicable law, includes a full month's interest, in the month of prepayment, at the Annual Percentage Rate and (y) in the case of a Simple Interest Receivable, or in the case of an Actuarial Receivable to the extent applicable law does not permit collection of a full month's interest, includes interest accrued to the date of prepayment at the Annual Percentage Rate.

            (ii) Schedule of Receivables. The information with respect to the Receivables set forth in the Schedule of Receivables is true and correct in all material respects as of the close of business on each applicable Cutoff Date, and the Receivables satisfy the eligibility criteria specified herein and in the Contribution Agreement (in the case of Receivables sold hereunder by Centrex Two) and the First Tier Loan Purchase Agreement (in the case of Receivables sold hereunder by Centrex
      Four).

            (iii) Compliance with Law. Each Receivable, the sale of the Financed Vehicle and the sale of any physical damage, credit life and credit accident and health insurance and any extended service contracts complies with all requirements of applicable Federal, State, and local laws, and regulations thereunder including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the

      Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Soldiers' and Sailors' Civil Relief Act of 1940, State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws and, to the best of such Seller's knowledge, no party to the contract evidencing such Receivable is in violation of any such law, rule or regulation in any material respect if such violation would impair the collectibility of such Receivable.

            (iv) Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the holder or assignee thereof in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforceability of creditors' rights generally, and general equitable principles. To the best of such Seller's knowledge, all parties to the contract evidencing such Receivable had full legal capacity to execute and deliver such contract and all other documents related thereto and to grant the security interest purported to be granted thereby.

            (v) No Government Obligor. None of the Receivables are due from the United States of America or any State or from any agency, department, or instrumentality of the United States of America or any State.

            (vi) Security Interest in Financed Vehicle. Immediately prior to the sale, assignment, and transfer thereof or, as applicable, the grant of a security interest therein under this Agreement, (i) each Receivable shall be secured by a validly perfected first security interest in the Financed Vehicle in favor of the applicable Originator (as original lien holder or assignee) as secured party, or (ii) application has been made with the appropriate governmental authority for a valid perfected first priority security interest in the Financed Vehicle in favor of the applicable Originator (as original lien holder or assignee), and such security interest is or shall be prior to all other Liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any Permitted Vehicle Liens which may arise after the Closing Date or the Subsequent Transfer Date, as applicable).

            (vii) Receivables in Force. No Receivable has been satisfied, subordinated or rescinded, nor has any Financed

      Vehicle been released from the lien granted by the related Receivable in whole or in part.

            (viii) No Waiver. No provision of a Receivable has been waived.

            (ix) No Amendments. No Receivable has been amended.

            (x) No Defenses. As of the Closing Date, the Subsequent Transfer Date or the relevant Warehouse Funding Date, as applicable, no right of rescission, setoff, counterclaim or defense exists or has been asserted or threatened with respect to any Receivable. The operation of the terms of any Receivable or the exercise of any right thereunder will not render such Receivable unenforceable in whole or in part or subject to any such right of rescission, setoff, counterclaim, or defense.

            (xi) No Liens. As of the relevant Cutoff Date, there are no Liens or claims existing or which have been filed for work, labor, storage or materials relating to a Financed Vehicle that shall be Liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Receivable.

            (xii) No Default; Repossession. Except for payment delinquencies continuing for a period of not more than thirty days as of the applicable Cutoff Date, (A) no default, breach, violation or event permitting acceleration under the terms of any Receivable has occurred, and (B) no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable has arisen; and such Seller shall not waive and has not waived any of the foregoing; and no Financed Vehicle shall have been repossessed as of the applicable Cutoff Date.

            (xiii) Insurance; Other. The Servicer, in accordance with its customary procedures, has confirmed that (A) each Obligor has obtained insurance covering the Financed Vehicle as of the Closing Date insuring against loss and damage due to fire, theft, collision and other risks generally covered by comprehensive and collision coverage and that each Receivable requires the Obligor to maintain such insurance naming the applicable Originator and its successors and assigns as a loss payee, (B) each Receivable is covered by a vendors single interest policy acceptable to the Administrator on which the Administrator on behalf of the Purchaser is named as an additional insured, (C) each Receivable that finances the cost of premiums for credit life and credit accident and health insurance is covered by an insurance policy or certificate of insurance naming the applicable Dealer as policyholder (creditor) under each such insurance policy and certificate of insurance and (D) as to each Receivable that finances the cost of an extended service contract, the respective Financed Vehicle which secures the Receivable is covered by an extended service contract.

            (xiv) Title. Each sale, assignment and transfer of Receivables and related Purchased Assets and each pledge of and grant of a security interest in Receivables and related Purchased Assets pursuant to this Agreement constitutes a valid transfer to the Purchaser of all such Seller's right, title and interest in and to such Receivables and Purchased Assets, free and clear of all Liens, and constitutes either (A) except in the case of Warehoused Receivables and related Purchased Assets, an absolute transfer of ownership of such property to the Purchaser and, as such, the grant of a first priority perfected security interest in such Receivables to the Purchaser as a buyer of chattel paper, or (B) in the case of Warehoused Receivables and related Purchased Assets, and in the case of any other Receivables and related Purchased Assets if such sale, assignment and transfer is held not to constitute a sale, the grant of a first priority perfected security interest in such property to secure payment of all amounts payable or distributable to the Clipper Parties hereunder. No Receivable has been sold, transferred, assigned, or pledged by such Seller to any Person other than the Purchaser. Each Receivable has been contributed or sold by the relevant Originator to Centrex Two pursuant to the Contribution Agreement or to Centrex Four pursuant to the First Tier Loan Purchase Agreement. Immediately prior to the sale, assignment and transfer or the pledge and grant of a security interest herein contemplated, such Seller had good and marketable title to each Receivable, and was the sole owner thereof, free and clear of all Liens, claims, encumbrances, security interests, and rights of others and, immediately upon such sale, assignment and transfer or such pledge and grant of a security interest, as applicable, in the case of each Initial Receivable and each Subsequent Receivable, the Purchaser shall have good and marketable title to each such Receivable, and will be the sole owner thereof, and in the case of each Warehoused Receivable, the Purchaser shall have a valid security interest in such Receivable, in each case free and clear of all Liens, encumbrances, security interests and rights of others, and such sale, assignment and transfer or such pledge and grant of a security interest has been perfected under the UCC.

            (xv) Lawful Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Receivable or, as applicable, the pledge and grant of a security interest in such Receivable under this Agreement or in accordance with Article XIII hereof, or in the case of any Warehouse Receivable, any Warehouse TakeOut, shall be unlawful, void, or voidable. Such Seller has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Receivables.

            (xvi) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to perfect the Purchaser's interest in the Receivables have been presented for filing to the appropriate filing office.

            (xvii) Receivable File; One Original. Oxford has delivered to the Receivable Bailee a complete Receivable File with respect to each Receivable. There is only one manually executed original of each Receivable.

            (xviii) Chattel Paper. Each Receivable constitutes "chattel paper" under the UCC.

            (xix) APR. (1) The APR of each Receivable is not less than the sum of (a) the Swap Rate for the relevant Loan Tranche, plus (b) the rate used to calculate the Program Fee under Section 5.1 with respect to the relevant Loan Tranche, plus (c) the Servicing Rate; and (2) the weighted average APR of such Receivable and the other Receivables included in the same Loan Tranche exceeds the sum referred to in subclause (1) above by not less than three and one-half percent (3.5%).

            (xx) Tax Liens. As of the applicable Cutoff Date, there is no Lien against the related Financed Vehicle for delinquent taxes.

            (xxi) Characteristics of Obligors. As of the applicable Cutoff Date, no Obligor on any Receivable was noted in the related records of the Servicer or the applicable Dealer as (a) being currently delinquent on any mortgage, auto loan or other installment debt as of the date of the origination of the Contract by the applicable Dealer or Originator, as the case may be, or (b) having been the subject of any bankruptcy or insolvency proceeding within two years prior to the applicable Cutoff Date. In addition, as of the applicable Cutoff Date, no Obligor on any Receivable was noted in the related records of the Servicer as being currently the subject of a bankruptcy proceeding. Each

      Obligor is a resident of the United States of America and is not an Affiliate of any of the parties hereto.

            (xxii) Maturity. Each Receivable has a final scheduled payment date which is not later than 84 months after the Closing Date (in the case of Initial Receivables) or the relevant Subsequent Transfer Date (in the case of Subsequent Receivables) or the relevant Warehouse Funding Date (in the case of Warehoused Receivables).

            (xxiii) Principal Balance. Each Receivable has an outstanding principal balance as of the applicable Cutoff Date of not more than $50,000.

            (xxiv) Origination of Receivables. The Obligor of each Receivable has been approved by the Originator based on the Credit Policy, and such Receivable satisfies all applicable requirements of the Credit Policy, with such occasional exceptions as may be customary in the industry and in the ordinary course in the Originator's business.

            (xxv) Transfer of Payments. The Servicer will be responsible for identifying payments received from the Obligors and transferring collected funds from those payments to the Collection Account within two Business Days of receipt of such collected funds, subject to Section 4.2(c).

            (xxvi) Location of Receivable Files. A complete Receivable File with respect to each Receivable has been or prior to the Closing Date will be delivered to the Receivable Bailee at the Servicer's Office or the Custodian's Office, as applicable.

            (xxvii) Concentration Limits. After giving effect to the transfer of such Receivables to the Purchaser, the aggregate Principal Balance of all Receivables included in the Purchased Assets (other than Repurchased Receivables and Defaulted Receivables) (A) owed by Obligors resident in any one state would not exceed 40% of the Pool Balance, (B) classified as "Tier 4" or "Tier 5" in accordance with the Credit Policy would not exceed 15% of the Pool Balance, (C) arising from sales of Financed Vehicles previously leased by an Originator would not exceed 20% of the Pool Balance, (D) having a final scheduled payment date later than 66 months after the Closing Date or Subsequent Transfer Date, as applicable, would not exceed 45% of the Pool Balance, or (E) owed by Obligors under the Originators' balloon note financing program would not exceed 25% of the Pool Balance.

      SECTION 2.7. Repurchase Upon Breach. Each Seller, the Servicer, the Administrator or the Custodian, as the case may be, shall inform the other parties to this Agreement promptly, in writing, upon the discovery of any material breach of such Seller's (or the other Seller's) representations and warranties made pursuant to Section 2.6 (without regard to any limitation therein as to such Seller's knowledge). Unless the breach shall have been cured by the last day of the first Collection Period commencing after the discovery thereof by the Custodian or the Administrator or receipt by the Custodian and the Administrator of notice from a Seller or the Servicer of such breach, the applicable Seller shall cause the applicable Originator to purchase any Receivable materially and adversely affected by the breach as of the last day of such first Collection Period pursuant to the Contribution Agreement or the First Tier Loan Purchase Agreement, as applicable. In consideration of the purchase of the Receivable, the applicable Seller shall cause the applicable Originator to remit the Repurchase Amount, in the manner specified in Section 4.5. The sole remedy of the Custodian, the Purchaser or the Administrator with respect to a breach of representations and warranties pursuant to Section 2.6 shall be to enforce the applicable Originator's obligation to purchase such Receivables pursuant to the Contribution Agreement or the First Tier Loan Purchase Agreement, as the case may be; provided, however, that the applicable Seller shall cause each Originator to indemnify the Custodian, the Administrator and the Purchaser against all reasonable costs, reasonable expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach by such Originator. Upon receipt of the Repurchase Amount and written instructions from the Servicer, the Purchaser (or the Administrator on its behalf) shall direct the Receivable Bailee to and the Receivable Bailee upon receipt of such direction shall release to the applicable Originator or its designee the related Receivables File, and the Purchaser (or the Administrator on its behalf) shall execute and deliver all reasonable instruments of transfer or assignment, without recourse (except for a representation and warranty by the Purchaser that upon such transfer or assignment such Receivable is free of any Lien created by the Purchaser), as are prepared by the applicable Seller and delivered to the Administrator and necessary to vest in the applicable Originator or such designee title to the Receivable and related collateral.

      SECTION 2.8. Delivery of Receivable Files; Appointment of Receivable Bailee. (a) On or prior to the Closing Date or the relevant Subsequent Transfer Date or Warehouse Funding Date, as appropriate, each Seller shall transfer and deliver to the Receivable Bailee at the Servicer's Office or the Custodian's

Office, as applicable, with respect to each Receivable sold by such Seller hereunder, the following:

            (i) The only manually executed original of the Receivable.

            (ii) The original credit application executed by the Obligor.

            (iii) The original certificate of title or such other documents that Oxford shall keep on file, in accordance with its customary procedures, evidencing the security interest or application therefor of the applicable Originator in the Financed Vehicle.

            (iv) Any and all other documents that the Servicer or such Seller shall keep on file, in accordance with its customary procedures, relating to a Receivable, an Obligor, or a Financed Vehicle.

            (b) The Purchaser and the Administrator, as agent for the Purchaser, each hereby appoints the Receivable Bailee as agent, bailee and custodian for the Purchaser for the purpose of accepting, holding and delivering Receivables Files for and on behalf of the Purchaser pursuant to this Agreement. The Receivable Bailee hereby accepts such appointment.

      SECTION 2.9. Acceptance and Custody of Receivable Files. (a) The Receivable Bailee acknowledges receipt for the benefit of the Purchaser and the Administrator of files which the applicable Seller or the applicable Originator has represented are the Receivable Files. The Receivable Bailee declares that it holds and will continue to hold such files and any amendments, replacements or supplements thereto and all other Purchased Assets in trust for the use and benefit of the Purchaser. The Receivable Bailee agrees to review each file delivered to it no later than 45 days after the Closing Date on the relevant Subsequent Transfer Date, as applicable, to ascertain whether it has received a file for each Receivable identified in Schedule A to the relevant Seller Assignment AND, EXCEPT TO THE EXTENT THAT THE RECEIVABLE BAILEE HAS INFORMED OXFORD AND THE ADMINISTRATOR WITHIN SUCH 45-DAY PERIOD THE RECEIVABLE BAILEE SHALL BE DEEMED TO HAVE CERTIFIED FOR THE BENEFIT OF THE PURCHASER AND THE ADMINISTRATOR THAT IT HAS RECEIVED EACH OF THE DOCUMENTS LISTED IN SECTION 2.8(i), (ii) AND (iii) WITH RESPECT TO EACH RECEIVABLE IDENTIFIED IN SUCH SCHEDULE A. If the Receivable Bailee has found or finds that a file for a Receivable has not been received, or that a file is unrelated to the Receivables identified in Schedule A to the relevant Seller Assignment or that any of the documents referred to in Section 2.8(i), (ii) or

(iii) are not contained in a Receivable File, the Receivable Bailee shall inform Oxford and the other parties to this Agreement promptly, in writing, of the failure to receive a file with respect to such Receivable (or of the failure of any of the aforementioned documents to be included in the Receivable File) or shall return to Oxford as the applicable Seller's designee any file unrelated to a Receivable identified in Schedule A to the relevant Assignment (it being understood that the Receivable Bailee's obligation to review the contents of any Receivable File shall be limited as set forth in the preceding sentence). Unless a file with respect to such Receivable shall have been cured by the last day of the first Collection Period commencing after discovery thereof by the Receivable Bailee, the applicable Seller shall cause the applicable Originator to purchase any such Receivable as of such last day. In consideration of the purchase of the Receivable, the applicable Seller shall cause the applicable Originator to remit the Repurchase Amount, in the manner specified in Section 4.5. The sole remedy of the Receivable Bailee, the Administrator, or the Purchaser with respect to a breach pursuant to this Section 2.9 shall be to require the applicable Originator to purchase the Receivables pursuant to this Section 2.9. Upon receipt of the Repurchase Amount and written instructions from the Servicer, the Purchaser (or the Administrator on its behalf) shall direct the Receivable Bailee to and the Receivable Bailee upon receipt of such direction shall release to the applicable Originator or its designee the related Receivables File and the Purchaser (or the Administrator on its behalf) shall execute and deliver all reasonable instruments of transfer or assignment, without recourse (except for a representation and warranty by the Purchaser that upon such transfer or assignment such Receivable is free of any Lien created by the Purchaser), as are prepared by the applicable Originator and delivered to the Administrator and are necessary to vest in the applicable Originator or such designee title to the Receivable and the related collateral.

      (b) The Receivable Bailee shall keep all Receivables Files delivered hereunder in locked, fireproof cabinets, in which no other documents belonging to the Servicer, the Sellers, the Originator or any other Person shall be deposited or kept, which cabinets shall each bear a conspicuous legend, in form satisfactory to the Administrator, to the effect that the contents thereof have been sold and assigned to the Purchaser pursuant to this Agreement. Promptly upon receipt of each Receivable File from the applicable Seller or the applicable Originator, the Receivable Bailee shall cause the executed original of each Receivable, the original credit application and all other documents included in the Receivable File (other than certificates of title and applications therefor) to be marked with a conspicuous legend, in form satisfactory to the

Administrator, to the effect that such Receivable and all related documents have been sold and assigned to the Purchaser hereunder.

      (c) Upon the occurrence and during the continuance of any Event of Default, the Administrator upon behalf of the Purchaser may direct the Servicer (and each Seller and each Originator then or thereafter in possession of any Receivable Files) to deliver all Receivables Files to the Custodian. Upon the substitution of the Standby Servicer or any other Person as Servicer in place of Oxford pursuant to Article X, such direction shall be deemed to have been given automatically without any further action by the Administrator or any other Person. Upon and to the extent that the Servicer shall have delivered the Receivables Files to the Custodian pursuant to this paragraph (c), the appointment of the Servicer as Receivable Bailee shall be terminated and the Custodian shall thereafter be the Receivable Bailee for purposes hereof, without any further action by any Person.

      SECTION 2.10. Access to Receivable Files. The Receivable Bailee shall permit the Servicer and the Administrator access to the Receivable Files at all reasonable times during the Receivable Bailee's normal business hours. The Receivable Bailee shall, at the request of the Servicer or the Administrator, execute such documents and instruments as are prepared by the Servicer or the Administrator and delivered to the Receivable Bailee, as the Servicer or the Administrator deems necessary to permit the Servicer, in accordance with its customary servicing procedures, to enforce the Receivable on behalf of the Purchaser and any related insurance policies covering the Obligor, the Receivable or Financed Vehicle so long as such execution in the Receivable Bailee's sole discretion does not conflict with this Agreement and will not cause it undue risk or liability. The Receivable Bailee shall not release any document from any Receivable File unless it receives a trust receipt signed by a Servicing Officer in the form of Exhibit D-1 hereto (the "Trust Receipt"). Such Trust Receipt shall obligate the Servicer to return such document(s) to the Receivable Bailee when the need therefor no longer exists unless the Receivable shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer substantially in the form of Exhibit D-2 hereto to the effect that all amounts required to be deposited in the Collection Account with respect to such Receivable have been so deposited, the Trust Receipt shall be released by the Receivable Bailee to the Servicer.

      SECTION 2.11. Purchase Termination Date. The Purchaser's commitment to purchase Receivables hereunder and to make Warehouse Fundings hereunder shall terminate upon the earliest to occur of the following (the "Purchase Termination Date"):

            (a) March 31, 1998; provided, however, that if on any Determination Date the difference between the Swap Rate and the interpolated yield on a U.S. Treasury note with an average life equivalent to the average life of the Receivables included in such Loan Tranche (as determined by the Administrator on such Determination Date) exceeds 0.65% per annum then such scheduled termination date shall be extended by one month to the last day of the next following month, provided, further, the total number of such one-month extensions shall not exceed twelve.

            (b) a date upon which an Event of Default has occurred and is continuing and (i) the Administrator declares a Purchase Termination Date in a notice to the Sellers in accordance with the terms of Section 10, or
      (ii) becomes a Purchase Termination Date automatically in accordance with the terms of Section 10;

            (c) the date of termination (whether by scheduled expiration, termination on default or otherwise) of either the Liquidity Banks' commitments under the Liquidity Agreement or the Credit Bank's commitment under the Credit Agreement;

            (d) the Purchaser fails to obtain a Liquidity Agreement in substitution for the then existing Liquidity Agreement on or before 30 days prior to the expiration of the commitments of the Liquidity Banks thereunder or early termination of the Liquidity Agreement due to a default by the Purchaser or a change in applicable law;

            (e) (i) a Downgrading Event with respect to a Liquidity Bank shall have occurred and been continuing for not less than 45 days, (ii) the Downgraded Liquidity Bank shall not have been replaced by a Qualifying Liquidity Bank pursuant to a Liquidity Agreement in form and substance acceptable to Purchaser and the Administrator, and (iii) the commitment of such Downgraded Liquidity Bank under the Liquidity Agreement shall not have been funded or collateralized in such a manner that such Downgrading Event will not result in a reduction or withdrawal of the credit rating applied to the Commercial Paper Notes by any of the rating agencies then rating the Commercial Paper Notes; and

            (f) the Purchaser shall become an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

      In the event a Purchase Termination Date is caused by the occurrence of an event described in any of clauses (c) through

(f) above, the volume guarantees set forth in the Fee Letter shall cease to apply.

      SECTION 2.12. Tax Treatment. It is the intent of the Purchaser and each Seller that, for federal, state and local income and franchise tax purposes only, the Purchaser's interest in the Purchased Assets will be treated as indebtedness of such Seller secured by the Purchased Assets. Each of each Seller and the Purchaser, by entering into this Agreement, agrees to treat the Purchaser's interest in the Purchased Assets for federal, state and local income and franchise tax purposes as indebtedness of such Seller.

      SECTION 2.13. Purchaser's Certificate. On or as soon as practicable after each Distribution Date on which Receivables shall be assigned to the Originators or the Servicer, as applicable, pursuant to this Agreement, based on amounts deposited to the Collection Account, notices received pursuant to this Agreement and the information contained in the Servicer's Certificate for the related Collection Period, identifying the Receivables purchased by the Originators pursuant to Section 2.7 or 2.9 or purchased by the Servicer pursuant to Section 3.7, the Purchaser (or the Administrator on its behalf) and, in the case of a Warehoused Receivable, Centrex Four, shall execute a Purchaser's Certificate (in the form of Exhibit B-1 or B-2, as applicable, with such changes as may be appropriate in the case of a Warehoused Receivable), and shall deliver such Purchaser's Certificate, accompanied by a copy of the Servicer's Certificate for such Collection Period, to the applicable Originator or the Servicer, as the case may be, with a copy to the Custodian. The Purchaser's Certificate submitted with respect to such Distribution Date shall operate, as of such Distribution Date, as an assignment, without recourse, representation or warranty (except for a representation and warranty by the Purchaser that upon such assignment such Repurchased Receivable is free of any Lien created by the Purchaser), to the applicable Originator or the Servicer, as the case may be, of all the Purchaser's right, title, and interest in and to such Repurchased Receivable, and all security and documents relating thereto, such assignment being an assignment outright and not for security.

                                  ARTICLE IIA

                              Warehouse Facility

      SECTION 2A.1 Warehouse Fundings. (a) Subject to the terms and conditions set forth herein, including without limitation Article VI, the Purchaser agrees, from time to time on any Business Day during the Warehouse Period, to make loans to Centrex Four, in amounts as provided in subsection (b), which loans, together with interest and Warehouse Fee thereon and all other Obligations hereunder, shall be secured by Warehoused Receivables and related Purchased Assets and other Collateral in accordance with Section 2A.6. Each such loan is herein called a "Warehouse Funding".

      (b) The principal amount of each Warehouse Funding shall be an amount equal to the least of:

            (i) the amount requested by Centrex Four in the relevant Warehouse Funding Notice;

            (ii) 88% of the aggregate Principal Balance of the Receivables to be included in the Warehouse Loan Tranche in connection with such Warehouse Funding; and

            (iii) the excess of $50,000,000 over the Purchaser's Tranche Investment of the Warehouse Loan Tranche (before giving effect to such Warehouse Funding);

provided, however, no Warehouse Funding shall be made if the initial principal amount thereof would be less than $5,000,000.

      SECTION 2A.2 Warehoused Receivables. Warehouse Fundings shall be used by Centrex Four to fund the acquisition of, and the assumption and payment (in whole or part) by Centrex Four of indebtedness relating to, Receivables sold by the Originators to Centrex Four from time to time pursuant to the First Tier Loan Purchase Agreement but not sold to the Purchaser as Initial Receivables or Subsequent Receivables hereunder simultaneously with the acquisition thereof by Centrex Four. Each such Receivable is herein called a "Warehoused Receivable", and all the Warehoused Receivables at any time, taken together, are herein called the "Warehouse Loan Tranche". Together with each Warehouse Funding Notice, the Servicer or Centrex Four shall deliver to the Administrator a Schedule of Receivables identifying all Receivables to be included in the Warehouse Loan Tranche in connection with the related Warehouse Funding.

      SECTION 2A.3 Interest. Centrex Four shall pay interest on the outstanding principal amount of all Warehouse Fundings at a rate per annum equal to the Warehouse Interest Rate, calculated on the basis of a year of 360 days for the actual number of days elapsed, except that from and after the first Distribution Date following the Warehouse Interest Swap Date, such interest shall be calculated for each Distribution Period on the basis of a year of twelve 30-day months. Such interest shall be payable on each Distribution Date, for the Distribution Period then ending, and on the Purchase Termination Date and each other date when the principal amount of any Warehouse Funding is payable under
Section 2A.4, in each case, out of Collections distributed on such date under Section 4.6 to the extent available and otherwise out of other funds of Centrex Four.

      SECTION 2A.4 Repayments of Warehouse Fundings. (a) Each Warehouse Funding shall mature and become due and payable in full on the date 120 days after the related Warehouse Funding Date (unless such date is not a Business Day, in which case, the preceding Business Day) (the "Warehouse Funding Maturity Date"). Centrex Four shall repay each Warehouse Funding on the related Warehouse Funding Maturity Date, together with interest thereon accrued to such Warehouse Funding Maturity Date and all other amounts in respect thereof.

      (b) Centrex Four shall otherwise repay Warehouse Fundings, without duplication, as follows:

            (i) on the date of any distribution of Collections allocated to reduction of the Purchaser's Tranche Investment of the Warehouse Loan Tranche in accordance with Section 4.6, in the amount of such distribution;

            (ii) (A) on the date of any Warehouse Take-Out, the Warehouse Fundings (or portion thereof) subject to such Warehouse Take-Out, together with interest thereon accrued to such date and all other amounts in respect thereof and (B) on any Business Day after the date the Administrator notifies Centrex Four that the Administrator has determined (in its sole discretion) that (x) the rate that would be necessary to induce a swap counterparty to enter into a Required Warehouse Swap with the Purchaser exceeds the Warehouse Swap Rate or (y) the Commercial Paper Rate exceeds the Warehouse Swap Rate, in an amount equal to the outstanding principal amount of all Warehouse Fundings on such date, together with interest thereon accrued to the date of payment and all other amounts in respect thereof; and

            (iii) on the Purchase Termination Date, in an amount equal to the outstanding principal amount of all Warehouse Fundings, together with interest thereon accrued to the date of payment and all other amounts in respect thereof.

      (c) Centrex Four may prepay any Warehouse Fundings on any Distribution Date, together with interest thereon accrued to the date of prepayment and all other amounts in respect thereof, upon not less than five (5) Business Days' prior written notice to the Administrator, which notice shall be irrevocable.

      SECTION 2A.5 Warehouse Note. Centrex Four's obligations to pay the principal amount of and interest on the Warehouse

Fundings shall be evidenced by the Warehouse Note payable to the order of the Purchaser. Centrex Four hereby irrevocably authorizes the Administrator to make (or cause to be made) appropriate notations on the grid attached to the Warehouse Note (or on a continuation of such grid attached to the Warehouse Note and made a part thereof), or (at the Administrator's option) in the records of the Administrator, which notations shall evidence, inter alia, the date and the original principal amount of each Warehouse Funding, the amount of each payment made on account of such principal amount and the principal amount of each such Warehouse Funding remaining outstanding. The notations on such grid (and on each such continuation) or in such records, as the case may be, indicating the outstanding principal amount of the Warehouse Fundings shall, in the absence of manifest error, be conclusive evidence of the outstanding principal amount thereof, but the failure to record any such amount on such grid (or on such continuation) or in such records shall not limit or otherwise affect the obligations of Centrex Four hereunder or under the Warehouse Note to make payment of the principal amount of or interest on the Warehouse Fundings in accordance herewith or to take any other action with respect thereto in accordance with this Agreement.

      SECTION 2A.6 Grant of Security Interest. (a) In consideration of the Purchaser's agreement to provide the Warehouse Facility and its making of the Warehouse Loans hereunder, and as collateral security for the prompt and complete payment when due of the principal of and interest on the Warehouse Loans, the Warehouse Fee and all other Obligations from time to time outstanding, Centrex Four does hereby pledge, assign, transfer, set over and otherwise convey to the Purchaser, and hereby grants to the Purchaser a security interest in, all of the following types or items of property, whether existing at the time of any Warehouse Funding or thereafter arising or acquired (the "Collateral"):

            (i) all right, title and interest of Centrex Four in and to the Warehoused Receivables and all monies due or to become due thereon after the relevant Warehouse Cutoff Date (including Scheduled Payments due after the Warehouse Cutoff Date (including principal prepayments relating to such Scheduled Payments) but received by Centrex Four or the Originators before the Warehouse Cutoff Date) and all Liquidation Proceeds and Recoveries received with respect to such Warehoused Receivables;

            (ii) all right, title and interest of Centrex Four in and to the security interests in the Financed Vehicles granted by Obligors pursuant to the Warehoused Receivables and any other interest of Centrex Four in such Financed

      Vehicles, including, without limitation, the certificates of title with respect to such Financed Vehicles;

            (iii) all right, title and interest of Centrex Four in and to any proceeds from claims on any physical damage, repossession loss, skip, credit life and credit accident, vendor's single interest and health insurance policies or certificates relating to such Financed Vehicles or the related Obligors;

            (iv) all right, title and interest of Centrex Four in and to the First Tier Loan Purchase Agreement and any Originator Assignment covering Warehoused Receivables, including a direct right to cause the Originators to purchase Warehoused Receivables from the Purchaser under certain circumstances;

            (v) all right, title and interest of Centrex Four in and to refunds for the costs of extended service contracts with respect to such Financed Vehicles, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle or his or her obligations with respect to a Financed Vehicle and any recourse to Dealers for any of the foregoing;

            (vi) the Receivable File related to each Warehoused Receivable;

            (vii) all amounts and property from time to time held in or credited to the Collection Account and the Payahead Account and attributable to the Warehoused Receivables (except for Centrex Four's right to receive distributions from such accounts in accordance with this Agreement);

            (viii) all other personal property of Centrex Four, including, without limitation, Centrex Four's right, title and interest, if any, in and to any Receivables other than Warehoused Receivables and all related Purchased Assets in respect of such other Receivables, and all Deferred Purchase Price paid or payable to Centrex Four hereunder in respect of any such other Receivables; and

            (ix) the income and proceeds of any and all of the foregoing.

      SECTION 2A.7 Remedies. When any Event of Default shall have occurred and be continuing:

            (a) The Purchaser, or the Administrator on its behalf, may exercise, in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral);

            (b) The Administrator may notify the Obligors with respect to the Warehoused Receivables, or any of them, of the Purchaser's security interest in the Collateral; and

            (c) All Collections and other cash proceeds received by the Purchaser or the Administrator in respect of any sale of, collections from, or other realization upon all or any part of the Collateral shall be held by the Administrator as collateral for, and applied against, all or any part of the Obligations and otherwise in the manner and in the order of priority provided in Section 4.6 in relation to Collections on the Warehouse Loan Tranche. Any surplus of such cash or cash proceeds held by the Purchaser or the Administrator and remaining after the Final Payout Date shall be released to the Sellers.

      SECTION 2A.8 Applicability of Other Provisions. Without limiting the application of any other provision of this Agreement or the other Related Documents to the Warehoused Receivables in accordance with their terms, it is expressly understood and agreed that the provisions of Sections 2.6 through 2.13 hereof shall apply to all Warehoused Receivables, in accordance with the terms of such provisions, as well as to Receivables sold to the Purchaser hereunder.

      SECTION 2A.9 Warehouse Take-Outs. From time to time on any Distribution Date prior to the Purchase Termination Date, Centrex Four may, upon not less than five Business Days' prior written notice to the Administrator, sell and assign to the Originators, or any one or more of them, all or any portion of the Warehoused Receivables and related Purchased Assets then owned by Centrex Four, without recourse, representation or warranty or any indemnity (other than a representation and warranty that such Warehoused Receivables and related Purchased Assets are free and clear of all Liens created by Centrex Four or the Purchaser), for a net purchase price (after deducting all expenses incurred by Centrex Four in connection with such sale) not less than the aggregate unpaid principal amount of Warehouse Fundings, accrued interest and Warehouse Fee with respect thereto and all other amounts (including, if applicable, interest swap breakage costs under Section 2A.11) owed by Centrex Four hereunder in respect of the Warehouse Loan Tranche or portion thereof with respect to which such Warehouse Take-Out applies; provided, however, that Centrex Four applies the net proceeds from such sale to the payment on the date of such sale of such principal, interest and other amounts in accordance with this Agreement; and, provided, further, that (i) both before and after giving effect to such transaction, (A) there shall not exist any Event of Default or Unmatured Event of Default; and
(ii) prior to the completion of such transaction, an authorized officer of Centrex Four certifies to the Purchaser and the Administrator that such transaction complies with the applicable requirements set forth in this Section 2A.9. Each such transaction is herein called a "Warehouse Take-Out".

      SECTION 2A.10 Release of Warehoused Receivables. (a) Partial Release. From time to time, Centrex Four may request the release of all or any portion of the Warehoused Receivables and related Purchased Assets then owned by Centrex Four by delivering to the Administrator and the Purchaser a notice (a "Notice of Release"), which Notice of Release shall state that Centrex Four plans to sell such Warehoused Receivables and related Purchased Assets in connection with a Warehouse Take-Out and that such sale or other disposition is permitted by the terms of this Agreement. Concurrently with the consummation of such Warehouse Take-Out and repayment of the related Warehouse Funding(s) in accordance with
Section 2A.9, the Administrator and the Purchaser shall execute and deliver to Centrex Four such documents, if any, as shall be necessary to release such Warehoused Receivables and related Purchased Assets from the liens or security interest evidenced by this Agreement, which documents shall be prepared by Centrex Four or at Centrex Four's expense but shall be in form and substance reasonably satisfactory to the Administrator.

      (b) Full Release. Subject to subsection (a), the Purchaser's right, title and interest in all the Warehoused Receivables and related Purchased Assets and other Collateral shall be released effective on the Final Payout Date. Upon such release and, upon the request of Centrex Four, its successors and assigns, and at the cost and expense of Centrex Four, its successors or assigns, the Purchaser and the Administrator shall execute such UCC-3 financing statements or such other instruments (if any) as are necessary or desirable to terminate and remove of record any documents constituting public notice of the security interest granted under this Article 2A, and shall assign and transfer, or cause to be assigned and transferred, and shall deliver or cause to be delivered to Centrex Four, all property, including all moneys, instruments and securities, of Centrex Four then held by the Purchaser or the Administrator.

      (c) Effect of Release. When the release of any of the Warehoused Receivables and related Purchased Assets is effective in accordance with subsection (a) or (b), all right, title and interest of the Purchaser in, to and under such Warehoused Receivables and related Purchased Assets, and in the case of subsection (b) in all other Collateral, shall terminate and shall revert to Centrex Four, its successors and assigns, and the right, title and interest of the Purchaser therein shall thereupon cease, terminate and become void.

      SECTION 2A.11 Purchase or Interest Swap Upon Nonpayment. In the event that Centrex Four fails to pay the principal amount of all Warehouse Fundings when due under Section 2A.4(a) or (b), together with all accrued interest and Warehouse Fee thereon and other amounts payable on such date in respect of the Warehouse Loan Tranche:

            (a) The Administrator may, at its option, by notice to Centrex Four and the Purchaser, elect to require Centrex Four to sell to the Purchaser hereunder all the Receivables and related Purchased Assets included in the Warehouse Loan Tranche, subject to the applicable conditions precedent set forth in Section 6.2 (other than the delivery of an Addition Notice), and Centrex Four and the Servicer hereby agree to execute and deliver all documents and take all other actions required hereunder in connection with such Purchase. The Cash Purchase Price for such Purchase shall not be paid to Centrex Four, but shall be applied by the Administrator to repayment of the principal amount of all outstanding Warehouse Fundings, interest thereon and other amounts referred to above; and after any such amounts owing in respect of all Warehouse Fundings have been paid in full, to Centrex Four. Upon the effectiveness of such Purchase, for all purposes hereof, the Receivables and related Purchased Assets theretofore included in the Warehouse Loan Tranche shall be treated as a Loan Tranche other than the Warehouse Loan Tranche.

            (b) If the Administrator does not elect to require a Purchase under subsection (a), or if such Purchase is not consummated for any reason, the Administrator shall arrange for the Purchaser to enter into an interest rate swap transaction under the Hedging Agreement with respect to the Warehouse Loan Tranche (which interest rate swap transaction shall be (x) in a notional amount equal to the Purchaser's Tranche Investment in all Warehouse Fundings required to be repaid and (y) with a rate thereon payable to the swap counterparty equal to the Warehouse Swap Rate) ("Required Warehouse Swap") such that the Warehouse Interest Swap Date in respect thereof occurs no later than the fifth day after Centrex Four fails to make payment as described in the first paragraph of this Section 2A.11. At the request of the Administrator, the Relationship Bank shall enter into such interest rate swap transaction as the swap counterparty. The Administrator shall give prompt written notice to Centrex Four and the Servicer of the execution of such interest rate swap transaction, the Warehouse Interest Swap Date thereunder and the Swap Rate with respect to the

      Warehouse Loan Tranche. Centrex Four hereby agrees to pay to the Administrator on demand, for the account of the Purchaser and the Administrator as their interests appear, all reasonable fees, costs and expenses incurred by the Purchaser or the Administrator in connection with the execution of such interest rate swap transaction. In the event that, after the execution of such interest rate swap transaction, Centrex Four repays the Warehouse Fundings pursuant to clause (ii) or (iii) of Section 2A.4(a), Centrex Four shall pay to the Administrator, on the date of such repayment, all costs (including any early termination payments under the Hedging Agreement) incurred by the Purchaser or the Administrator in connection with the early termination of such interest rate swap transaction.

                                  ARTICLE III

                  Administration and Servicing of Receivables

      SECTION 3.1. Duties of Servicer. The Servicer (on behalf of Centrex Four (in the case of Warehoused Receivables), the Purchaser and the Administrator (to the extent provided herein)) shall manage, service, administer and make collections on the Receivables with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable automobile receivables that it services for itself or others. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors, accounting for collections, furnishing monthly and annual statements to the Purchaser with respect to distributions, making Advances pursuant to Section 4.4. The Servicer shall follow its currently employed standards, policies and procedures or such other standards, policies and procedures as the Servicer employs in the future consistent with the business practice of other servicers in the industry servicing similar receivables, in performing its duties as Servicer. Without limiting the generality of the foregoing, and subject to the servicing standards set forth in this Agreement, the Servicer is authorized and empowered by the Purchaser and the Administrator to execute and deliver, on behalf of itself, the Purchaser and the Administrator or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables and/or the certificates of title with respect to such Financed Vehicles. If the Servicer shall commence a legal proceeding to enforce a Receivable, the Purchaser and the Administrator (or in the case of a Warehoused Receivable, Centrex

Four) shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable, unless the Purchaser (or the Administrator on its behalf) shall waive the enforcement of such Receivable by the Servicer, then the Purchaser (or, in the case of a Warehoused Receivable, Centrex Four) shall, at the Servicer's expense and direction, and subject to obtaining such indemnity as the Purchaser or the Administrator (or Centrex Four, as applicable) may reasonably require, take steps to enforce such Receivable, including bringing suit in its own name. The Servicer shall prepare and furnish and the Purchaser (or, in the case of a Warehoused Receivable, Centrex Four) shall execute, any powers of attorney and other documents reasonably necessary or appropriate from time to time to enable the Servicer to carry out its servicing and administrative duties hereunder.

      SECTION 3.2. Collection and Allocation of Receivable Payments. The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable automobile receivables that it services for itself or others. The Servicer will be responsible for identifying payments received from the Obligors and transferring these payments to the Collection Account within two Business Days of receipt into the Payments Account held by Citibank or into any Lock-Box Account of collected funds as described in Section 4.2. The Servicer shall allocate collections between principal and interest in accordance with applicable law and the customary servicing procedures it follows with respect to all comparable automobile receivables that it services for itself or others. The Servicer, for so long as Oxford is the Servicer, may grant extensions on a Receivable; provided, however, that the Servicer may not grant more than one extension per calendar year with respect to a Receivable or grant an extension with respect to a Receivable for more than one calendar month (including for purposes of the foregoing, extensions granted prior to the Cutoff Date), without the prior written consent of the Administrator and provided, further, that if the Servicer extends the date for final payment by the Obligor of any Receivable beyond the last day of the Collection Period preceding the Final Scheduled Distribution Date, it shall promptly purchase the Receivable from the Purchaser in accordance with the terms of Section 3.7 hereof (and for purposes thereof, the Receivable shall be deemed to be materially and adversely affected). If the Servicer is not Oxford, the Servicer may not make any extension on a Receivable without the prior written consent of the Administrator. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable. The Servicer shall not agree to any alteration of the interest rate on any Receivable or of the amount of any Scheduled Payment on Receivables.

      SECTION 3.3. Realization Upon Receivables. The Servicer (on behalf of Centrex Four (in the case of Warehoused Receivables), the Purchaser and the Administrator (to the extent provided herein)) shall use all reasonable efforts, consistent with its customary servicing procedures, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer shall have determined eventual payment in full is unlikely. The Servicer shall commence efforts to repossess or otherwise convert the ownership of a Financed Vehicle on or prior to the date that all or a portion of a Scheduled Payment thereon representing 10% or more of the amount of such Scheduled Payment is 120 days or more past due; provided, however, that the Servicer may elect not to commence such efforts within such time period if in its good faith judgment it determines either that it would be impracticable to do so or that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of automobile receivables, which may include reasonable efforts to realize upon any recourse to Dealers and selling the Financed Vehicle at public or private sale. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the proceeds ultimately recoverable with respect to such Receivable by an amount greater than the amount of such expenses. In addition, the Servicer agrees to purchase with its own funds all Financed Vehicles repossessed under this Section which are not resold by the end of the fourth (4th) month after such repossession at the wholesale fair market value of such Financed Vehicle (as reflected in a nationally recognized wholesale used vehicle guide), and to deposit such purchase price in the Collection Account in payment (in whole or in part) of the related Receivable.

      SECTION 3.4. Physical Damage Insurance; Other Insurance. (a) The Servicer, in accordance with its customary servicing procedures, shall verify that (i) each Obligor shall have obtained insurance covering the Financed Vehicle, as of the date of the execution of the Receivable, insuring against loss and damage due to fire, theft, collision and other risks generally covered by comprehensive and collision coverage and that each Receivable requires the Obligor to maintain such physical loss and damage insurance naming the Originator and its successors and assigns as a loss payee, (ii) each Receivable is covered by a vendors single interest policy acceptable to the Administrator on which the Administrator on behalf of the Purchaser is named as an additional insured, (iii) each Receivable that finances the cost of premiums for credit life and credit accident and health insurance is covered by an insurance policy or certificate naming the Dealer as policyholder (creditor) and (iv) as to each Receivable that finances the cost of an extended service contract, the respective Financed Vehicle which secures the Receivable is covered by an extended service contract.

      (b) To the extent applicable, the Servicer shall not take any action which would result in noncoverage under any of the insurance policies referred to in
Section 3.4(a) which, but for the actions of the Servicer, would have been covered thereunder. The Servicer, on behalf of the Purchaser, shall take such reasonable action as shall be necessary to permit recovery under any of the foregoing insurance policies. Any amounts collected by the Servicer under any of the foregoing insurance policies, shall be deposited in the Collection Account pursuant to Section 4.2. The parties hereto acknowledge that the Servicer shall not be required to force place any insurance coverage referred to in Section 3.4(a)(i) above, or any other insurance coverage.

      SECTION 3.5. Maintenance of Security Interests in Financed Vehicles. The Servicer shall take such steps as are required by applicable law to maintain perfection of (i) the security interest created by each Receivable in the related Financed Vehicle and (ii) the interest of the Purchaser in the Receivables created by this Agreement, including but not limited to obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-registering and refiling of all security agreements, financing statements and continuation statements or instruments as are necessary to maintain the security interest granted by Obligors under the respective Receivables, the Originators under the Contribution Agreement or the First Tier Loan Purchase Agreement, as the case may be, and the Sellers hereunder. The Purchaser and the Administrator (and, in the case of Warehoused Receivables, Centrex Four) hereby authorize the Servicer to take such steps as are necessary to re-perfect or continue the perfection of such security interest on behalf of the Purchaser in the event of the relocation of a Financed Vehicle or any Originator or for any other reason.

      SECTION 3.6. Additional Covenants of Servicer. The Servicer shall not release the Financed Vehicle securing each Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by the Obligor thereunder or repossession, nor shall the Servicer impair the rights of the Purchaser in such Receivables, nor shall the

Servicer amend a Receivable, except that extensions may be granted in accordance with Section 3.2.

      SECTION 3.7. Purchase of Receivables Upon Breach. The Servicer or the Custodian shall inform the other such party and the Administrator promptly, in writing, upon the discovery of any breach pursuant to Section 3.4, 3.5 or 3.6 or the fourth sentence of Section 3.2. Unless the breach shall have been cured by the last day of the first Collection Period commencing after such discovery (or, at the Servicer's election, the last day of the current Collection Period), the Servicer shall purchase any Receivable materially and adversely affected by such breach. In consideration of the purchase of such Receivable, the Servicer shall remit the Repurchase Amount in the manner specified in Section 4.5. For purposes of this Section 3.7, the Repurchase Amount with respect to a Receivable shall consist in part of a release by the Servicer of all rights of reimbursement with respect to Outstanding Advances on the Receivable. The sole remedy of the Custodian, the Administrator or the Purchaser with respect to a breach pursuant to Section 3.4, 3.5 or 3.6 or the fourth sentence of Section 3.2 shall be to require the Servicer to repurchase Receivables pursuant to this Section 3.7.

      SECTION 3.8. Servicing Fee. The Servicing Fee for the initial Distribution Date with respect to any Loan Tranche shall equal the product of (a) one-twelfth of the Servicing Rate and (b) the Loan Tranche Balance as of the close of business on the applicable Cutoff Date. Thereafter, the Servicing Fee for a Distribution Date with respect to any Loan Tranche shall equal the product of
(i) one-twelfth of the Servicing Rate and (ii) the Loan Tranche Balance as of the opening of business on the first day of the related Collection Period. The Servicing Fee with respect to any Loan Tranche shall also include all late fees, prepayment charges and other administrative fees or similar charges allowed by applicable law with respect to Receivables in such Loan Tranche, collected (from whatever source) on the Receivables in such Loan Tranche.

      SECTION 3.9. Servicer's Certificate. On each Determination Date, the Servicer shall deliver to the Custodian, the Administrator and each Seller a Servicer's Certificate containing all information necessary to make the distributions pursuant to Section 4.6 (including, if required, withdrawals from or deposits to the Payahead Account and Cash Collateral Account and Advances for the Collection Period preceding the date of such Servicer's Certificate) and the other information specified in Exhibit C. Receivables to be purchased by the Servicer or to be purchased by the applicable Originators shall be identified by the Servicer by account number with respect to such Receivable (as specified in Schedule A to the relevant Seller Assignment).

      SECTION 3.10. Annual Statement as to Compliance; Notice of Default. (a) The Servicer shall deliver to the Custodian and the Administrator, on or before October 31 of each year beginning October 31, 1995, an Officer's Certificate, dated as of June 30 of the preceding fiscal year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or, in the case of the first such certificate, the period from the Initial Cutoff Date to June 30, 1995) and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement in all material respects throughout such year (or, in the case of the first such certificate, such shorter period), or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

      (b) The Servicer shall deliver to the Custodian and the Administrator, promptly after having obtained knowledge thereof, but in no event later than 5 Business Days after obtaining such knowledge, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Default under Section 9.1.

      SECTION 3.11. Annual Independent Certified Public Accountant's Report. The Servicer shall cause a firm of independent certified public accountants, who may also render other services to the Servicer or to the Sellers, to deliver to the Custodian and the Administrator on or before October 31 of each year as of June 30th of the preceding fiscal year, beginning October 31, 1995, (1) a report addressed to the Board of Directors of the Servicer, to the effect that such firm has examined the financial statements of the Servicer and issued its report therefor and that such examination was made in accordance with generally accepted auditing standards (except as otherwise noted therein), and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; and (2) a report on description of lease and loan servicing operations and tests of operating effectiveness in form and substance as is currently prepared on an annual basis with respect to Servicer. The Servicer shall also concurrently cause the accountants to deliver the reports described in Section 9.2(g).

      The Report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

      SECTION 3.12. Receivable Bailee. The provisions of this Article III with regard to the rights, duties and responsibilities of the Servicer shall apply to the Servicer in its capacity as Receivable Bailee.

      SECTION 3.13. Servicer Expenses. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, the Custodian and the Standby Servicer, taxes imposed on the Servicer, and expenses incurred in connection with distributions and reports to the Administrator and the Purchaser.

      SECTION 3.14. Retention and Termination of Servicer. The Servicer hereby covenants and agrees to act as such under this Agreement until the Final Payout Date unless terminated as specified in a writing delivered by the Administrator prior to the expiration of such term to the Servicer and the Custodian upon the occurrence or during the continuance of a Servicer Default.

      SECTION 3.15. Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to representatives of the Custodian and the Administrator reasonable access to documentation and computer systems and information regarding the Receivables. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours. Nothing in this Section 3.15 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section 3.15 as a result of such obligation shall not constitute a breach of this Section 3.15.

      SECTION 3.16. Data Report. On or before the tenth calendar day of each month, the Servicer will transmit or deliver to the Administrator, the Standby Servicer and the Custodian a data report in the form of magnetic tape or diskette or computer modem transmission, in a format acceptable to the Administrator, the Standby Servicer, and the Custodian, containing such information as the Administrator or the Standby Servicer may reasonably require with respect to the Receivables as of the close of business on the last day of the preceding Collection Period, including without limitation the information necessary for preparation of the Servicer's Certificate (a "Data Report"). The Servicer shall also transmit to the Administrator and the Custodian a Data Report concurrently with the delivery of any Addition Notice, containing information with respect to the Receivables to be sold to the Purchaser on the relevant Subsequent Transfer Date and the Receivables included in the Purchased Assets after giving effect to such sale. The Servicer shall also transmit to the Administrator and the Custodian a Data Report concurrently with the delivery of any Warehouse Funding

Notice, containing information with respect to any new Receivables to be added to the Warehouse Loan Tranche on or before the Warehouse Funding Date and the Receivables included in the Warehouse Loan Tranche after giving effect to such Warehouse Funding. The Standby Servicer shall use each such monthly Data Report to verify the Servicer's Certificate delivered by the Servicer for the same Collection Period, and the Standby Servicer shall notify the Servicer and the Administrator of any discrepancies on or before the second Business Day following the Determination Date. In the event that the Standby Servicer reports any discrepancies, the Servicer and the Standby Servicer shall attempt to reconcile such discrepancies prior to the third Business Day prior to the related Distribution Date, but in the absence of a reconciliation, the Servicer's Certificate shall control for the purpose of calculations and distributions with respect to the related Distribution Date. In the event that the Standby Servicer and the Servicer are unable to reconcile discrepancies with respect to a Servicer's Certificate by the related Distribution Date, the Servicer shall cause a firm of independent certified public accountants, at the Servicer's expense, to audit the Servicer's Certificate and, prior to the fifth calendar day of the following month, reconcile the discrepancies. The effect, if any, of such reconciliation shall be reflected in the Servicer's Certificate for such next succeeding Determination Date. Other than the duties specifically set forth in this Agreement, the Standby Servicer shall have no obligations hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Standby Servicer shall have no liability for any actions taken or omitted by the Servicer.

      SECTION 3.17. Employee Dishonesty Policy. The Servicer shall maintain such insurance against employee dishonesty that it currently keeps.

      SECTION 3.18. Sub-Servicer. The Servicer may appoint any of its Affiliates as sub-servicer with respect to all or part of the Purchased Assets, provided that the Servicer shall remain responsible for the performance of the Servicer's duties hereunder.

                                  ARTICLE IV

                                 Distributions

      SECTION 4.1. Accounts. (a) The Servicer shall establish the Collection Account, the Payahead Account and the Cash Collateral Account in the name of the Custodian for the benefit of the Purchaser and the Administrator. The Collection Account, the Payahead Account and the Cash Collateral Account shall be segregated trust accounts held with the corporate trust department of the Custodian.

      (b) All amounts held in the Collection Account, the Payahead Account and the Cash Collateral Account shall be invested by the Custodian at the written direction of the Servicer in Eligible Investments in the name of the Custodian and shall mature no later than the next Business Day immediately preceding the Distribution Date next succeeding the date of such investment. Such written direction shall certify that any such investment is authorized by this Section. No investment may be sold prior to its maturity unless consented to by the Administrator. Earnings on investments of funds in the Collection Account shall be paid to the Servicer monthly as additional servicing fees so long as no Servicer Default is continuing. Earnings on investments of funds in the Cash Collateral Account shall be retained in the Cash Collateral Account except to the extent they give rise to a Cash Collateral Surplus, in which case they shall be distributed to the Sellers in accordance with Section 4.7(c). The Servicer shall promptly notify the Custodian and the Administrator of any change in the location of any of the aforementioned accounts.

      (c) The Servicer shall on or prior to each Distribution Date (and prior to the transfers from the Collection Account described in Section 4.6.(a)) transfer from the Collection Account to the Payahead Account all Payaheads as described in Section 4.3 received by the Servicer during the Collection Period.

      SECTION 4.2. Collections. (a) The Servicer shall cause the post office box to which the Obligors are instructed to mail payments on the Receivables to be put into the name of the Custodian on behalf of the Purchaser and the Administrator. The Custodian hereby authorizes the Servicer to cause such payments to be deposited in the Payments Accounts (as defined below). The Servicer shall remit all payments by or on behalf of the Obligors, which are received in such post office box or otherwise received by the Servicer with respect to the Receivables (other than Repurchased Receivables) including all Liquidation Proceeds and Recoveries, no later than the Business Day following receipt thereof in such post office box or otherwise by the Servicer directly to one or more trust accounts (the "Payments Account(s)") held at Citibank, N.A. or another bank or other financial institution reasonably acceptable to the Administrator (the "Payments Account Bank") in the name of the Custodian, into which payments on the retail installment sales contracts for which Oxford acts as servicer will be deposited. Within two Business Days after deposit in the Payments Account, the Servicer will identify the funds attributable to payments on the Receivables and instruct the Payments Account Bank to transfer such collected funds into the Collection Account. The Custodian, each Seller, the Administrator and the Purchaser each hereby authorizes the Servicer to direct the Payments Account Bank to transfer such other funds not attributable to payments on the Receivables to such accounts or other persons as it may deem necessary in accordance with its other servicing responsibilities.

      (b) The parties acknowledge that after the date hereof the Servicer may enter into arrangements with one or more banks or other financial institutions reasonably acceptable to the Administrator (each a "Lock-Box Bank") for the receipt and processing by the Lock-Box Banks of payments on Receivables sent by Obligors to post office boxes controlled by the Lock-Box Banks. The Servicer and the Sellers shall give the Administrator and the Custodian reasonable prior written notice of the effectiveness of any such arrangement, the names and addresses of the Lock-Box Banks and the account number of each account maintained by such Lock-Box Bank and into which collections on Receivables will be deposited (each a "Lock-Box Account"), and shall provide the Administrator and the Custodian with copies of any agreements relating to the Lock-Box Accounts (which agreements shall be in form and substance reasonably acceptable to the Administrator and the Custodian) and such other information as they may reasonably request with respect to such arrangements. Unless each Lock-Box Account and the related lock-box is in the name of and under the control of the Custodian pursuant to arrangements reasonably satisfactory to the Administrator, the Sellers and the Servicer shall execute and deliver and shall require each Lock-Box Bank to execute and deliver, before any collections on Receivables are deposited in any Lock-Box Account maintained by such Lock-Box Bank, an agreement among such parties, the Custodian, the Purchaser and the Administrator in form and substance reasonably satisfactory to the Administrator (each a "Lock-Box Agreement"), covering each such Lock-Box Account. Each Lock-Box Agreement shall include a provision pursuant to which the Servicer will irrevocably instruct the Lock-Box Bank that, upon and after notice by the Administrator to the Lock-Box Bank to the effect that an Event of Default has occurred and is continuing, the Lock-Box Bank will not withdraw or transfer any funds from such Lock-Box Account unless and until, prior thereto or concurrently therewith, the Custodian shall have identified the portion of the funds in such Lock-Box Account which constitute Purchased Assets and such portion shall have been transferred to the Collection Account. The Administrator agrees to give such notice only during the continuance of an Event of Default. Within two Business Days after deposit of any funds in any Lock-Box Account, the Servicer will identify the funds attributable to payments on the Receivables and instruct the Lock-Box Bank to transfer such collected funds into the Collection Account. The Administrator and the Purchaser each hereby authorizes the Servicer to direct the Lock-Box Bank to transfer any other funds not attributable to payments on the Receivables to such accounts or other persons as it may deem necessary in accordance with its other servicing responsibilities.

      (c) Upon the occurrence and during the continuance of an Event of Default, the Administrator may direct or require the Servicer to direct the Obligors to make all payments on Receivables to an account designated by the Administrator.

      SECTION 4.3. Application of Collections. All collections on Receivables for each Collection Period shall be applied by the Servicer as follows: With respect to each Receivable (other than a Repurchased Receivable), payments by or on behalf of the Obligor shall be first applied to reduce Outstanding Advances in respect of such Receivable as described in Section 4.4 below. Next, any excess shall be applied to the Scheduled Payment and any excess remaining thereafter shall be applied to prepay the Receivable, but only if the sum of such excess and the previous Payahead Balance shall be sufficient to prepay the Receivable in full. Otherwise, any such remaining excess payments shall constitute a Payahead, and shall increase the Payahead Balance and shall be applied to future Scheduled Payments on such Receivable in the order of their scheduled maturities.

      SECTION 4.4. Payaheads; Advances. If the payments by or on behalf of the Obligor on a Receivable (other than a Repurchased Receivables) on the payment due date for such Receivable in any Collection Period are less than the Scheduled Payment, the Payahead Balance, if any, in respect of such Receivable shall be applied by the Servicer and deposited into the Collection Account to the extent of the shortfall and such Payahead Balance shall be reduced accordingly. Next, the Servicer shall advance any remaining shortfall, in the case of an Actuarial Receivable, or the amount of overdue interest, in the case of a Simple Interest Receivable (such amount an "Advance"), to the extent that the Servicer, in its sole discretion, shall determine that the Advance shall be recoverable from the Obligor, the Repurchase Amount, Liquidation Proceeds or proceeds of any other Receivables. Each Advance with respect to a Receivable shall increase Outstanding Advances. Outstanding Advances with respect to a Receivable shall be reimbursed from subsequent payments by or on behalf of the related Obligor, collections of Liquidation Proceeds in respect of the related Receivable, or payments of the Repurchase Amount of the related Receivable.

      If the Servicer shall determine that an Outstanding Advance with respect to any Receivable shall not be recoverable as aforesaid, the Servicer shall be reimbursed in accordance with Section 4.6(a)(i) from any collections made on unrelated

Receivables included in the Purchased Assets, and Outstanding Advances with respect to such Receivable shall be reduced accordingly.

      SECTION 4.5. Additional Deposits. The Servicer shall deposit in the Collection Account the aggregate Advances pursuant to Section 4.4. The Servicer or the applicable Originator, as the case may be, shall deposit or cause to be deposited in the Collection Account the aggregate Repurchase Amount with respect to Repurchased Receivables, and the Servicer shall deposit therein all amounts to be paid under Section 14.2. All such deposits shall be made, in immediately available funds, on the Business Day preceding the Distribution Date.

      SECTION 4.6. Distributions. (a) On each Distribution Date, the Custodian shall cause the following transfers and distributions to be made, in immediately available funds, based solely on the amounts set forth in the Servicer's Certificate for the related Determination Date:

            (i) From the Collection Account to the Servicer, amounts in respect of Outstanding Advances to the extent that the Servicer is entitled to reimbursement in respect thereof in accordance with Section 4.4.

            (ii) From the Payahead Account, to the Collection Account, in immediately available funds, the aggregate previous Payaheads to be applied to Scheduled Payments on Receivables for the related Collection Period or prepayments for the related Collection Period, pursuant to Sections 4.3 and 4.4.

            (iii) From the Collection Account to the Persons and accounts specified in paragraphs (b) and (c) below those funds that were deposited in the Collection Account for the Collection Period related to such Distribution Date (after payments to the Servicer pursuant to clause (i) above).

In addition, on the next Business Day prior to each Distribution Date, the Servicer shall cause the Custodian to transfer the amount, if any, withdrawn from the Cash Collateral Account with respect to any Insufficiency Amount for such Distribution Date to the Collection Account in accordance with Section 4.7 hereof.

      (b) On each Distribution Date, with respect to each Loan Tranche, an amount equal to the Interest Collections for such Distribution Date with respect to such Loan Tranche shall be distributed by the Custodian (based solely on the amounts set forth in the Servicer's Certificate for the related Determination
Date) in the following order of priority:

            first, to the Servicer in payment of the Servicing Fee with respect to such Loan Tranche for the related Collection Period, but only so long as no Servicer Default has occurred and is continuing; provided, however, that the Custodian shall also pay to the Standby Servicer an amount equal to the Standby Fee to the extent due and not theretofore paid by the Servicer;

            second, to the Purchaser in payment of Earned Discount with respect to such Loan Tranche, in an amount equal to the sum of (x) the accrued and unpaid Earned Discount with respect to such Loan Tranche for such Distribution Date; plus (y) any Earned Discount accrued with respect to such Loan Tranche as of any previous Distribution Date and not yet paid;

            third, to the Purchaser, in reduction of the Purchaser's Tranche Investment with respect to such Loan Tranche, in an amount equal to the sum of the Net Liquidation Losses with respect to such Loan Tranche for the preceding Collection Period, plus (y) the excess, if any, of the total Net Liquidation Losses with respect to such Loan Tranche for earlier Collection Periods over the amounts previously distributed under this clause third in respect thereof;

            fourth, except in the case of the Warehouse Loan Tranche, to deposit in the Cash Collateral Account, in an aggregate amount with respect to all then outstanding Loan Tranches equal to the Cash Collateral Shortfall before giving effect to such distribution;

            fifth, to the Purchaser in reduction of the Purchaser's Tranche Investment of such Loan Tranche, in an amount equal to the excess of the Purchaser's Tranche Investment with respect to such Loan Tranche over the Target Purchaser's Tranche Investment with respect to such Loan Tranche before giving effect to such distribution;

            sixth, to the Servicer, in an amount equal to the Servicing Fee, if any, with respect to such Loan Tranche which was not paid pursuant to clause first above;

            seventh, if any Allocation Trigger described in clause (a) of the definition thereof or any Allocation Trigger described in clause (b) of the definition thereof with respect to such Loan Tranche has occurred and is continuing, to the Purchaser in reduction of the Purchaser's Tranche Investment of such Loan Tranche until reduced to zero;

            eighth, if any Allocation Trigger described in clause (a) of the definition thereof has occurred and is continuing, to the Purchaser in reduction of the Purchaser's Tranche Investment of each other Loan Tranche (pro rata according to the respective Purchaser's Tranche Investments thereof) until reduced to zero;

            ninth, to the Administrator for the account of the Clipper Parties as their interests appear, in the amount of any Obligations not theretofore paid by the Sellers, the Servicer or the Originators; and

            tenth, to each Seller in payment of the Deferred Purchase Price of Receivables sold hereunder by such Seller (other than Warehoused Receivables) or, in the case of Centrex Four, in respect of its residual interest in Warehoused Receivables, as applicable.

      (c) On each Distribution Date an amount equal to the Principal Collections for such Distribution Date with respect to each Loan Tranche shall be distributed by the Custodian (based solely on the amounts set forth in the Servicer's Certificate for the related Determination Date) in the following order of priority:

            first, except in the case of the Warehouse Loan Tranche, to deposit in the Cash Collateral Account in an amount equal to the product of (A) an amount equal to (x) the Cash Collateral Shortfall, if any, before giving effect to such deposit, less (y) the amount, if any, deposited in the Cash Collateral Account on such Distribution Date pursuant to clause fourth of paragraph (b) above, times (B) a fraction, the numerator of which is the Purchaser's Tranche Investment of such Loan Tranche and the denominator of which is the Purchaser's Investment;

            second, to the Purchaser in reduction of the Purchaser's Tranche Investment of such Loan Tranche, in an amount equal to (x) the excess, if any, of the Purchaser's Tranche Investment of such Loan Tranche over the Target Purchaser's Tranche Investment with respect to such Loan Tranche, less (y) the amount, if any, distributed on such Distribution Date with respect to such Loan Tranche pursuant to clause fifth of paragraph (b) above;

            third, so long as no Allocation Trigger described in clause (a) of the definition thereof and no Allocation Trigger described in clause (b) of the definition thereof with respect to such Loan Tranche has occurred and is continuing, (i) in the case of each Loan Tranche other than the Warehouse Loan Tranche, to the applicable Seller in payment of the Deferred Purchase Price of Receivables included in such Loan Tranche, in an amount equal to ten percent (in the case of any Loan Tranche purchased before December 31, 1995) and eleven percent (in the case of any Loan Tranche purchased on or after December 31, 1995) of the Principal Collections with respect to such Loan Tranche remaining after giving effect to the distributions pursuant to the foregoing clauses first and second, and (ii) in the case of the Warehouse Loan Tranche, to Centrex Four in respect of its ownership interest in Warehoused Receivables, in an amount equal to twelve percent of the Principal Collections with respect to the Warehouse Loan Tranche remaining after giving effect to the distributions pursuant to the foregoing clauses first and second;

            fourth, to the Purchaser in reduction of the Purchaser's Tranche Investment of such Loan Tranche until reduced to zero;

            fifth, if any Allocation Trigger described in clause (a) of the definition thereof has occurred and is continuing, to the Purchaser in reduction of the Purchaser's Tranche Investment of each other Loan Tranche, pro rata according to the respective Purchaser's Tranche Investments thereof, until reduced to zero; provided, that subsequent distributions in respect of such other Loan Tranches are used to pay back amounts allocated under this clause fifth after all other distributions are made in respect of such other Loan Tranches;

            sixth, to the Administrator for the account of the Clipper Parties as their interests appear, in payment of any Obligations not theretofore paid by the Sellers, the Servicer or the Originators and not paid on such Distribution Date pursuant to clause ninth of paragraph (b) above; and

            seventh, to each Seller in payment of the Deferred Purchase Price of Receivables sold hereunder by such Seller (other than Warehoused Receivables) or, in the case of Centrex Four, in respect of its residual interest in Warehoused Receivables, as applicable.

      SECTION 4.7. Cash Collateral Account. (a) On the Closing Date and each Subsequent Transfer Date, the Purchaser shall deposit funds in the Cash Collateral Account in an amount equal to two percent of the aggregate Principal Balance of Receivables purchased on such date, as a portion of the Cash Purchase Price for such Receivables. On each Distribution Date, the Custodian shall deposit funds in the Cash Collateral Account to the extent provided in Section 4.6.

      (b) By 11:00 a.m., New York City time, on the next Business Day prior to a Distribution Date the Custodian shall determine (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 3.9) whether the sum of the accrued and unpaid Earned Discount, Servicing Fee and Net Liquidation Losses with respect to any Loan Tranche would exceed the amount available for distribution with respect to such Loan Tranche pursuant to Section 4.6(a) on such Distribution Date before giving effect to this Section 4.7(b) (the amount of any such excess being an "Insufficiency Amount"). The Custodian shall withdraw from the Cash Collateral Account an amount equal to the lesser of such Insufficiency Amount and the amount on deposit in the Cash Collateral Account and shall deposit such amount in the Collection Account for application as Interest Collections with respect to such Loan Tranche on such Distribution Date.

      (c) On each Distribution Date, if after giving effect to all other transfers and distributions to take place on such date there is a Cash Collateral Surplus, then the Custodian shall withdraw funds from the Cash Collateral Account in the amount of such Cash Collateral Surplus and distribute such funds to the Sellers ratably in accordance with portion of outstanding Receivables sold by it hereunder (unless otherwise indicated to the Custodian in writing by both Sellers).

      SECTION 4.8. Reliance on Information from the Servicer. Notwithstanding anything to the contrary contained in this Agreement, all distributions from any of the accounts described in this Article IV and any transfer of amounts between such accounts shall be made by the Custodian in reliance on information provided to the Custodian by the Servicer in writing, whether by way of a Servicer's Certificate or otherwise.

                                   ARTICLE V

                           Fees and Yield Protection

      SECTION 5.1. Fees.

      (a) Program Fee. From the Closing Date until the Final Payout Date, on each Distribution Date, with respect to each Loan Tranche included in the Purchased Assets during the Distribution Period then ending, the Seller of such Loan Tranche shall pay to the Purchaser a program fee (the "Program Fee") equal to (i) in the case of each Loan Tranche other than the Warehouse Loan Tranche, the product of (x) the weighted daily average of the Purchaser's Tranche Investment of such Loan Tranche during such Distribution Period (or, if applicable, during the shorter period described in clause (z) below), times (y) the rate set forth in the Fee Letter, times (z) in the case of the first Distribution Period when such Loan Tranche was included in the Purchased Assets, a fraction the numerator of which is the actual number of days in the period from the Closing Date or the Subsequent Transfer Date, as applicable, on which such Loan Tranche was purchased until the last day of such Distribution Period and the denominator of which is 360, and in the case of each subsequent Distribution Period, one twelfth; plus (ii) the product of (x) the weighted daily average of the Purchaser's Tranche Investment of the Warehouse Loan Tranche during such Distribution Period (or, if applicable, during the shorter period described in clause (z) below), times (y) the Warehouse Fee Rate, times (z) in the case of each Distribution Period commencing prior to the Warehouse Interest Swap Date, a fraction the numerator of which is the actual number of days in such Distribution Period and the denominator of which is 360, and in the case of each Distribution Period (if any) commencing on or after the Warehouse Interest Swap Date, one twelfth; provided, however, in the case of either or both of clauses
(i) and (ii) above, the rate set forth in clause (y) may, in the discretion of the Administrator and the Relationship Bank, be adjusted from time to time to reflect any changes in the rates used to calculate certain facility fees payable under the Liquidity Agreement and the Credit Agreement as determined by the Administrator and the Relationship Bank in their sole discretion. Such Program Fee with respect to each Loan Tranche shall be paid in arrears on each Distribution Date, out of funds distributable under Section 4.6 to the extent available for such payment, and otherwise out of other funds of the applicable Seller. For the avoidance of doubt, the Program Fee with respect to each Loan Tranche is included in, and not in addition to, Earned Discount with respect to such Loan Tranche.

      (b) Structuring Fee. Oxford shall pay to the Administrator on the Closing Date a structuring fee in the amount set forth in the Fee Letter.

      SECTION 5.2. Overdue Interest. If a Seller or the Servicer fails to pay or deposit any amount hereunder when due, then such Seller or the Servicer, as applicable, shall pay to the Administrator for the account of the Purchaser, to the extent permitted by applicable law, interest on such overdue amount, from the date when due until paid or deposited, at a rate per annum equal to the Alternate Base Rate plus 2%, calculated on the basis of a year of 360 days and the actual number of days elapsed.

      SECTION 5.3. Yield Protection.

      (a) If (i) Regulation D or (ii) any Regulatory Change occurring after the date hereof

            (A) shall subject an Affected Party to any tax, duty or other charge with respect to any Purchased Assets owned by or funded by it, or any obligations or right to make Purchases or to provide funding therefor, or shall change the basis of taxation of payments to the Affected Party of any Purchaser's Investments or Earned Discount owned by, owed to or funded in whole or in part by it or any other amounts due under this Agreement in respect of the Purchased Assets owned by or funded by it or its obligations or rights, if any, to make Purchases or to provide funding therefor (except for changes in the rate of tax on the overall net income of such Affected Party imposed by the United States of America, by the jurisdiction in which such Affected Party's principal executive office is located and, if such Affected Party's principal executive office is not in the United States of America, by the jurisdiction where such Affected Party's principal office in the United States is located); or

            (B) shall impose, modify or deem applicable any reserve (including, without limitation, any reserve imposed by the Federal Reserve Board, but excluding any reserve included in the determination of Earned Discount), special deposit or similar requirement against assets of any Affected Party, deposits or obligations with or for the account of any Affected Party or with or for the account of any affiliate (or entity deemed by the Federal Reserve Board to be an affiliate) of any Affected Party, or credit extended by any Affected Party; or

            (C) shall change the amount of capital maintained or required or requested or directed to be maintained by any Affected Party;

            (D) shall impose any other condition affecting any Purchased Assets owned or funded in whole or in part by any Affected Party, or its obligations or rights, if any, to make Purchases or to provide funding therefor; or

            (E) shall change the rate for, or the manner in which the Federal Deposit Insurance Corporation (or a successor thereto) assesses, deposit insurance premiums or similar charges;

and the result of any of the foregoing is or would be

            (x) to increase the cost to or to impose a cost on (I) an Affected Party funding or making or maintaining any Purchases, any purchases, reinvestments, or loans or other extensions of credit under the Liquidity Agreement, or any Credit Draw, or any commitment of such Affected Party with respect to any of the foregoing, or (II) the Administrator for continuing its or either Seller's relationship with Purchaser,

            (y) to reduce the amount of any sum received or receivable by an Affected Party under this Agreement, or under the Liquidity Agreement or the Credit Agreement with respect thereto, or

            (z) in the sole determination of such Affected Party, to reduce the rate of return on the capital of an Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which such Affected Party could otherwise have achieved, then within thirty days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis of such demand), each Seller shall pay to the Administrator for the account of such Affected Party its ratable portion (based on the portion of then outstanding Receivables sold by it hereunder) of such additional amount or amounts as will compensate such Affected Party for such additional or increased cost or such reduction.

      (b) Each Affected Party will promptly notify the Sellers and the Administrator of any event of which it has knowledge which will entitle such Affected Party to compensation pursuant to this Section 5.2; provided, however, no failure to give or delay in giving such notification shall adversely affect the rights of any Affected Party to such compensation.

      (c) In determining any amount provided for or referred to in this Section 5.2, an Affected Party may use any reasonable averaging and attribution methods that it (in its sole discretion) shall deem applicable. Any Affected Party when making a claim under this Section 5.2 shall submit to the Sellers a statement as to such increased cost or reduced return (including a calculation thereof in reasonable detail), which statement shall, in the absence of demonstrable error, be conclusive and binding upon the Sellers.

      SECTION 5.4. Costs, Expenses and Taxes. In addition to its obligations under Section 7.2, each Seller agrees, jointly and severally with the other Seller, to pay on demand:

            (a) all reasonable costs and expenses (including reasonable attorneys' fees and expenses incurred at or before any trial or on appeal or otherwise) incurred by the Administrator, the Relationship Bank, the Liquidity Agent, the Credit Bank, the Program Collateral Agent and the Purchaser and their respective Affiliates in connection with (1) any actual or proposed amendment or waiver of, or consent under, this Agreement or any Related Document, whether or not consummated, (2) any actual or proposed assignment of, sale of participation interests on, or increase in the amount of, the commitments of the Liquidity Banks under the Liquidity Agreement, whether or not consummated, or (3) the enforcement of, or any actual or claimed breach of, this Agreement and the other Related Documents, including, without limitation (i) the reasonable fees and expenses of counsel to any of such Persons incurred (A) in connection with any of the foregoing or (B) in advising such Persons as to their respective rights and remedies under any of the Related Documents, and (ii) all reasonable out-of-pocket expenses (including reasonable fees and expenses of independent accountants), incurred in connection with any review of either Seller's book and records in connection with the enforcement of, or any actual or claimed breach of, this Agreement or the other Related Documents; and

            (b) all stamp and other taxes and fees payable or determined to be payable in connection with any filing and recording of this Agreement or the other Related Documents which after the Closing Date is determined to be necessary or advisable, and agrees to indemnify each Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

      SECTION 5.5. Funding Losses. In the event that any Liquidity Bank or the Credit Bank shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Liquidity Bank to make or maintain any loan, advance or disbursement under the Liquidity Agreement or the Credit Agreement) as a result of (i) any distribution with respect to the Purchaser's Investment not being made when required hereunder or being made on any day other than a Distribution Date, or (ii) any Purchase not being made in accordance with a request therefor by a Seller, then, upon written notice from the Administrator to the Sellers and the Servicer, the Sellers shall pay to the Servicer, and the Servicer shall pay to the Administrator for the account of such Liquidity Bank, the amount of such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding upon the Sellers and the Servicer.

                                   ARTICLE VI

                        Conditions Precedent to Purchases
                             and Warehouse Fundings

      SECTION 6.1. Conditions Precedent to Initial Purchase. The initial Purchase hereunder is subject to the condition precedent that the Administrator shall have received, on or before the date of such Purchase, the following, each (unless otherwise indicated) dated such date and in form and substance satisfactory to the Administrator:

            (a) This Agreement, duly executed by each of the parties hereto;

            (b) The Contribution Agreement, duly executed by each Originator and Centrex Two, together with each of the closing documents required to be delivered thereunder;

            (c) A copy of the resolutions of the Boards of Directors of each Seller Party approving this Agreement and the other Related Documents to be delivered by it hereunder and the transactions contemplated hereby, certified by its Secretary or Assistant Secretary;

            (d) Good standing certificates for each Seller Party as of a recent date acceptable to the Administrator issued by the Secretaries of State of each State where each such Seller Party does business.

            (e) A certificate of the Secretary or Assistant Secretary of each Seller Party certifying the names and true signatures of the officers authorized on its behalf to sign this Agreement and the other Related Documents to be delivered by it hereunder (on which certificate the Administrator and Purchaser may conclusively rely until such time as the Administrator shall receive from such Seller Party a revised certificate meeting the requirements of this subsection (e));

            (f) The Articles or Certificate of Incorporation of each Seller Party, duly certified by the Secretary of State of the State in which each such Seller Party is incorporated, as of a recent date acceptable to the Administrator, together with a copy of the by-laws of each Seller Party, duly certified by the Secretary or an Assistant Secretary of such Seller Party;

            (g) Acknowledgement copies or file-stamped copies of, or other evidence reasonably satisfactory to the

      Administrator of the filing of, (i) proper financing statements (Form UCC-1), filed on or prior to the date of the initial Purchase in such jurisdictions as the Administrator may reasonably request, (A) naming each Originator as the debtor and transferor of Receivables and related Purchased Assets, Centrex Two as the secured party and transferee and the Purchaser as assignee, and (B) naming Centrex Two as the debtor and seller of Receivables and related Purchased Assets sold by it hereunder and the Purchaser as the secured party and purchaser, and (ii) such other, similar instruments or documents, if any, as may be necessary or, in the opinion of the Administrator, desirable under the UCC or any comparable law of all appropriate jurisdictions to perfect the Purchaser's interests in the Receivables and related Purchased Assets;

            (h) Search reports provided in writing to the Administrator by LEXIS Document Services, listing all effective financing statements that name any Originator or Centrex Two as debtor and that are filed in the jurisdictions in which filings are required to be made pursuant to subsection (g) above and in such other jurisdictions that Administrator shall reasonably request, together with copies of such financing statements (none of which shall cover any Receivables or related Purchased Assets);

            (i) Such documentation relating to the bank accounts referred to in this Agreement as the Administrator may reasonably request, including without limitation (A) a copy of each account agreement relating to the Payments Accounts, and (B) evidence of establishment of the Cash Collateral Account, the Payahead Account and the Collection Account;

            (j) A favorable opinion of internal counsel for the Seller Parties as to such matters as the Administrator or the Relationship Bank may reasonably request;

            (k) An opinion or opinions of Roseman & Colin LLP, as special counsel for the Seller Parties, with respect to certain bankruptcy matters and as to such other matters as the Administrator or the Relationship Bank may reasonably request;

            (l) An opinion of counsel to the Custodian as to such matters as the Administrator or the Relationship Bank may reasonably request;

            (m) A notice of the initial transfer hereunder, substantially in the form of an Addition Notice, with appropriate changes;

            (n) A Data Report, prepared in respect of the proposed initial Purchase, as of the Initial Cutoff Date, together with a certificate of the Servicer as to the information (or certain information, satisfactory to the Administrator) set forth in such Data Report;

            (o) A Liquidity Agreement providing for commitments in amounts sufficient to support the Purchaser's funding of its acquisition of the Initial Receivables in accordance with the terms of this Agreement;

            (p) Written approval by the Credit Bank of this Agreement and the transactions contemplated hereby;

            (q) Letters from the rating agencies then rating the Commercial Paper Notes, confirming in effect that the existing ratings of the Commercial Paper Notes will remain in effect after giving effect to the transactions contemplated hereby; and

            (r) Such other agreements, instruments, certificates, opinions and other documents as the Administrator may reasonably request.

      SECTION 6.2. Conditions Precedent to All Purchases. Each Purchase (including the initial Purchase) of any Loan Tranche hereunder shall be subject to the further conditions precedent that on the date of such Purchase the following statements shall be true (and each Seller by accepting the Cash Purchase Price with respect to such Purchase shall be deemed to have certified that):

            (a) the representations and warranties contained in Section 2.6 and Articles VII and VIII (including without limitation all representations and warranties concerning the Receivables included in such Loan Tranche) are correct in all material respects on and as of such day as though made on and as of such day and shall be deemed to have been made on such day;

            (b) no event has occurred and is continuing, or would result from such Purchase, that constitutes a Default or Event of Default;

            (c) after giving effect to such proposed Purchase, the Purchaser's Investment will not exceed $250,000,000;

            (d) the Purchase Termination Date shall not have occurred;

            (e) [intentionally omitted]

            (f) the applicable Seller shall have provided the Administrator with
      (i) a timely Addition Notice, (ii) a Data Report containing information with respect to the Receivables included in such Loan Tranche and as to the Receivables included in the Purchased Assets after giving effect to the proposed Purchases and (iii) any other information reasonably requested by the Administrator with respect to the Receivables included in such Loan Tranche;

            (g) in the case of any purchase of Subsequent Receivables, the Administrator shall have notified the Sellers that the Purchaser has obtained additional commitments from the Liquidity Banks and, if necessary, the Credit Bank, sufficient to support the funding of such purchase, and, without limiting the foregoing, that the aggregate commitments of the Liquidity Banks under the Liquidity Agreement are not less than 102% of the Purchaser's Investment hereunder after giving effect to such Purchase;

            (h) the Purchaser and State Street Bank shall have entered into an appropriate interest rate swap confirmation under the Hedging Agreement in respect of the proposed Purchase;

            (i) the applicable Seller shall have delivered to the Custodian and the Purchaser a duly executed Seller Assignment in substantially the form of Exhibit A, and an Originator Assignment from each relevant Originator in substantially the form of Exhibit A to the First Tier Loan Purchase Agreement, each of which shall include a schedule listing the Receivables (or, in the case of each such Originator Assignment, the Receivables of the relevant Originator) included in such Loan Tranche;

            (j) the applicable Seller shall have delivered to the Receivable Bailee the Receivable Files relating to the Receivables included in such Loan Tranche and the Receivable Bailee shall have delivered to such Seller and the Administrator an acknowledgement of receipt of such Receivable Files;

            (k) the applicable Seller shall have deposited in the Collection Account all collections received since the relevant Cut-Off Date in respect of the Receivables included in such Loan Tranche;

            (l) neither any of the Originators nor the applicable Seller was insolvent nor will any of them have been made insolvent by such transfer nor is any of them aware of any pending insolvency;

            (m) the applicable Seller and the Servicer shall have delivered to the Administrator an Officers' Certificate confirming the satisfaction of each applicable condition precedent specified in this Article VI;

            (n) the applicable Seller, the Servicer and the Originators shall have taken any action necessary, or, if requested by the Administrator, advisable to maintain the first perfected ownership interest of the Purchaser in the Receivables, including, without limitation, the filing of additional UCC financing statements identifying the Receivables included in such Loan Tranche;

            (o) no selection procedures believed by the applicable Seller or the Servicer to be adverse to the interests of the Purchaser shall have been utilized in selecting the Receivables; and

            (p) the excess of (x) the weighted average APR of the Receivables to be purchased on such date minus (y) the sum of the Swap Rate for the Loan Tranche comprising such Receivables, the rate used to calculate the Program Fee pursuant to Section 5.1 and the Servicing Rate, shall not be less than two times the estimated net credit losses expected to be incurred on such Receivables, expressed as a percentage of the aggregate Principal Balance of such Receivables.

      SECTION 6.3. Conditions Precedent to Initial Warehouse Funding. The initial Warehouse Funding hereunder is subject to the condition precedent that the Administrator shall have received, on or before the date of such initial Warehouse Funding, the following, each (unless otherwise indicated) dated such date (or another recent date acceptable to the Administrator) and in form and substance satisfactory to the Administrator:

            (a) The Administrator shall have received everything required under paragraphs (c), (d), (e), (j) and (k) of Section 6.1 with respect to Centrex Four;

            (b) Acknowledgement copies or file-stamped copies of, or other evidence reasonably satisfactory to the Administrator of the filing of,
      (i) proper financing statements (Form UCC-1) (and/or amendments (Form UCC-3) to financing statements previously filed pursuant hereto) with respect to the Warehoused Receivables to be included in the initial Warehouse Funding, filed no later than the day of the initial Warehouse Funding in such jurisdictions as the Administrator may reasonably request,
      (A) naming each Originator transfering Warehoused Receivables included in the initial Warehouse Funding as the debtor and transferor of Receivables and related Purchased Assets from time to time included in such Warehoused Receivables, Centrex Four as the secured party and transferee and the Purchaser as assignee, and (B) naming Centrex Four as the debtor and the Purchaser as the secured party with respect to the Collateral, and (ii) such other, similar instruments or documents, if any, as may be necessary or, in the opinion of the Administrator, desirable under the UCC or any comparable law of all appropriate jurisdictions to perfect the Purchaser's interests in the Warehoused Receivables and related Purchased Assets and other Collateral;

            (c) Search reports provided in writing to the Administrator by LEXIS Document Services, listing all effective financing statements that name any Originator transferring Warehoused Receivables included in the initial Warehouse Funding or Centrex Four as debtor and that, since the effective dates of such search reports, no financing statements have been filed which cover any Warehoused Receivables or related Purchased Assets in the intial Warehouse Funding;

            (d) Such other agreements, instruments, certificates, opinions and other documents as the Administrator may reasonably request.

      SECTION 6.4. Conditions Precedent to All Warehouse Fundings. Each Warehouse Funding (including the initial Warehouse Funding) hereunder shall be subject to the further conditions precedent that on the date of such Warehouse Funding the following statements shall be true (and Centrex Four by accepting the proceeds of such Warehouse Funding shall be deemed to have certified that):

            (a) except in the case of the initial Warehouse Funding, the Administrator shall have received, on or before the date of such Warehouse Funding, in form and substance satisfactory to the Administrator, acknowledgement copies or file-stamped copies of, or other evidence reasonably satisfactory to the Administrator of the filing of, (i) proper financing statements (Form UCC-1), and/or amendments (Form UCC-3) to financing statements previously filed pursuant hereto, filed on or prior to the date of the Warehouse Funding in such jurisdictions as the Administrator may reasonably request (including, without limitation the Secretary of State of New York, Suffolk County, New York, and each other jurisdiction where any Originator's principal place of business is located) (A) naming each Originator as the debtor and transferor of Receivables and related Purchased Assets from time to time included in the

      Warehoused Receivables, Centrex Four as the secured party and transferee and the Purchaser as assignee, and (B) naming Centrex Four as the debtor and the Purchaser as the secured party with respect to the Collateral, and
      (ii) such other, similar instruments or documents, if any, as may be necessary or, in the opinion of the Administrator, desirable under the UCC or any comparable law of all appropriate jurisdictions to perfect the Purchaser's interests in the Warehoused Receivables and related Purchased Assets and other Collateral;

            (b) except in the case of the initial Warehouse Funding, the Administrator shall have received, on or before the date of such Warehouse Funding, in form and substance satisfactory to the Administrator, Search reports provided in writing to the Administrator by LEXIS Document Services, listing all effective financing statements that name any Originator or Centrex Four as debtor and that, since the effective dates of such search reports, no financing statements have been filed which cover any Warehoused Receivables or related Purchased Assets;

            (c) the representations and warranties contained in Section 2.6 and Articles VII and VIII (including without limitation all representations and warranties concerning the Receivables included in the Warehouse Loan Tranche on the date of such Warehouse Funding) are correct in all material respects on and as of such day as though made on and as of such day and shall be deemed to have been made on such day;

            (d) no event has occurred and is continuing, or would result from the Warehouse Funding, that constitutes a Default or Event of Default;

            (e) (i) after giving effect to such proposed Warehouse Funding, (A) the Purchaser's Investment will not exceed $250,000,000, (B) the Warehouse Loan Tranche will not exceed $50,000,000, and (C) the Warehouse Loan Tranche will not exceed 88% of the Loan Tranche Balance of the Warehouse Loan Tranche, and (ii) the initial principal amount of such Warehouse Funding is not less than $5,000,000;

            (f) the Purchase Termination Date shall not have occurred;

            (g) Centrex Four shall have provided the Administrator with (i) a timely Warehouse Funding Notice, (ii) a Data Report containing information with respect to the Receivables being added to the Warehouse Loan Tranche and as to the Receivables included in the Warehouse Loan Tranche and in the Purchased Assets after giving effect to the proposed Warehouse Funding and (iii) any other information reasonably requested by the Administrator with respect to the Receivables included in the Warehouse Loan Tranche;

            (h) the aggregate commitments of the Liquidity Banks under the Liquidity Agreement are not less than 102% of the Purchaser's Investment hereunder after giving effect to such Warehouse Funding;

            (i) Centrex Four shall have delivered to the Custodian and the Purchaser a duly executed Originator Assignment from each relevant Originator in substantially the form of Exhibit A to the First Tier Loan Purchase Agreement, which shall include a schedule listing the Receivables (or, in the case of each such Originator Assignment, the Receivables of the relevant Originator) being added to the Warehouse Loan Tranche;

            (j) Centrex Four shall have delivered to the Receivable Bailee the Receivable Files relating to the Receivables being added to the Warehouse Loan Tranche and the Receivable Bailee shall have delivered to Centrex Four and the Administrator an acknowledgement of receipt of such Receivable Files;

            (k) Centrex Four shall have deposited in the Collection Account all collections received since the relevant Cut-Off Date in respect of the Receivables being added to the Warehouse Loan Tranche;

            (l) neither any of the Originators nor Centrex Four was insolvent nor will any of them have been made insolvent by such Warehouse Funding or the related sales under the First Tier Loan Purchase Agreement nor is any of them aware of any pending insolvency;

            (m) Centrex Four and the Servicer shall have delivered to the Administrator an Officers' Certificate confirming the satisfaction of each applicable condition precedent specified in this Article VI;

            (n) no selection procedures believed by Centrex Four or the Servicer to be adverse to the interests of the Purchaser shall have been utilized in selecting the Receivables; and

            (o) (i) the excess of (x) the weighted average APR of the Receivables to be purchased or pledged on such date minus (y) the sum of
      (1) the Swap Rate for the Warehouse Loan Tranche, calculated as of the most recent Distribution Date, (2) the Warehouse Fee Rate and (3) the Servicing Rate shall not be less than (ii) two times the estimated net credit losses expected to be incurred on such Receivables, expressed as a percentage of the aggregate Principal Balance of such Receivables.

                                   ARTICLE VII

                                   The Sellers

      SECTION 7.1. Representations of Sellers. Each Seller makes the following representations to the Purchaser, the Administrator, the Relationship Bank and the Custodian, on which the Purchaser relies in paying the Cash Purchase Price and accepting the Receivables, and the Administrator relies in causing such actions to be taken on behalf of the Purchaser. The representations speak as of the execution and delivery of this Agreement, the Closing Date and the date of each Subsequent Transfer and shall survive the sale of the Receivables to the Purchaser.

             (i) Organization and Good Standing. Such Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority, and legal right to acquire and own the Receivables.

            (ii) Due Qualification. Such Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

           (iii) Power and Authority. Such Seller has the power and authority to execute and deliver this Agreement and the other Related Documents to which it is a party and to carry out their respective terms; such Seller has full power and authority to sell and assign the property sold and assigned to the Purchaser and deposited with the Receivable Bailee or the Custodian on behalf of the Purchaser and has duly authorized such sale and assignment and such deposit by all necessary corporate action; and the execution, delivery and performance of this Agreement and the other Related Documents to which it is a party have been duly authorized by such Seller by all necessary corporate action.

            (iv) Valid Sale; Binding Obligation. This Agreement effects a valid sale, transfer and assignment of the Receivables and the other property conveyed to the Purchaser pursuant to Section 2.2 and Section 2.5, enforceable against creditors of and purchasers from such Seller; and this Agreement shall constitute legal, valid and binding obligations of such Seller enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally, and general equitable principals.

             (v) No Violation. The execution, delivery and performance by such Seller of this Agreement and the other Related Documents and the consummation of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof do not (A) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of such Seller, or any indenture, agreement, mortgage, deed of trust, or other instrument to which such Seller is a party or by which it is bound or any of its properties are subject; (B) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument (other than this Agreement); or (C) violate any law, order, rule, or regulation applicable to such Seller of any court or of any Federal or State regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over such Seller or its properties.

            (vi) No Proceedings. There are no proceedings or investigations pending, or to such Seller's best knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over such Seller or its properties:
      (A) asserting the invalidity of this Agreement or the other Related Documents, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the other Related Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by such Seller of its obligations under, or the validity or enforceability of, this Agreement, or the other Related Documents, or (D) which, if adversely determined, would be reasonably likely to have a Material Adverse Effect.

            (vii) Approvals. All approvals, authorizations, consents, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement and the other Related Documents have been or will be taken or obtained on or prior to the Closing Date.

          (viii) Accurate Reports. No Servicer's Certificate or other information, exhibit, financial statement, document, book, record or report furnished or to be furnished, in each case in writing, by or on behalf of Seller to the Administrator, the Purchaser or the Relationship Bank in connection with this Agreement, in each case as of the date it was or will be dated or certified, was or will be inaccurate in any material respect, or contained or will contain any material misstatement of fact or omitted or will omit to state any fact necessary to make the statements contained therein, in the context in which they are made, not materially misleading.

            (ix) Ownership. On and after the date of the initial Purchase hereunder, all the issued and outstanding capital stock (including all warrants, options, conversion rights, and other rights to purchase or convert into such stock) of such Seller are owned directly by Oxford and the other Originators, collectively, free and clear of all Liens.

             (x) Margin Regulations. The use of all funds obtained by Seller under this Agreement will not conflict with or contravene any of Regulations G, T, U and X promulgated by the Board of Governors of the Federal Reserve System from time to time.

            (xi) Offices. The principal place of business and chief executive office of such Seller is located at the address set forth below its signature hereto. Such Seller's books and records evidencing or relating to the Receivables and other Purchased Assets and the contracts evidencing the Receivables are in the possession of the Receivable Bailee at the Servicer's Office or the Custodian's Office, as applicable.

           (xii) Legal Names. Since January 1, 1994, (i) such Seller and each Originator has not (i) been known by any legal name other than its corporate name as of the date hereof, or (ii) has been the subject of any merger or other corporate reorganization that resulted in a change of name, identity or corporate structure. Such Seller and each Originator uses no trade names other than its respective actual corporate names.

            (xiii) Investment Company Act. Such Seller is not, and is not controlled by, an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended.

            (xiv) Insolvency. Such Seller is not insolvent, will not be made insolvent after giving effect to the transactions contemplated by this Agreement, and is not aware of any pending insolvency.

            (xv) Servicing Programs. No license or approval is required for such Seller's use of any program used by the Servicer in the servicing of the Receivables, other than those which have been obtained and are in full force and effect.

            (xvi) Taxes. Such Seller has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges that are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on its books.

      SECTION 7.2. Indemnity by Sellers.

      (a) General Indemnity. Without limiting any other rights which any such Person may have hereunder, under any Related Document or under applicable law, each Seller hereby agrees, jointly and severally with the other Seller, to indemnify each of the Administrator, Purchaser, the Liquidity Banks, the Credit Bank, the Relationship Bank, the Liquidity Agent, each of their respective Affiliates, and all successors, transferees, participants and assigns and all officers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each an "Indemnified Party"), forthwith on demand, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or relating to the Related Documents or the ownership or funding of the Purchased Assets or in respect of any Receivable or any Contract, excluding, however, (a) Indemnified Amounts to the extent determined by a court of competent jurisdiction to have resulted from gross negligence or willful misconduct on the part of such Indemnified Party or
(b) recourse for Defaulted Receivables. Without limiting the foregoing, each Seller shall indemnify each Indemnified Party for Indemnified Amounts arising out of or relating to:

             (i) the transfer by either Seller of any interest in any Receivable other than the transfer of Purchased Assets to the Purchaser pursuant to this Agreement, the resale of Receivables to the Originators pursuant to the terms hereof and the transfer of Warehoused Receivables as permitted hereby;

            (ii) any representation or warranty made by either Seller (or any of its officers or Affiliates) under or in connection with any Related Document, any Servicer's Certificate or Data Report or any other information or report delivered by or on behalf of either Seller pursuant hereto, which shall have been false, incorrect or misleading in any material respect when made or deemed made;

           (iii) the failure by either Seller to comply with any applicable law, rule or regulation with respect to any Receivable or the related Purchased Assets, or the nonconformity of any Receivable or the related Purchased Assets with any such applicable law, rule or regulation;

            (iv) the failure to vest and maintain vested in the Purchaser an ownership interest or security interest, as applicable, in the Receivables and other Purchased Assets, free and clear of any Lien, other than any Permitted Vehicle Lien and any Lien arising solely as a result of an act of Purchaser, the Administrator or the Relationship Bank, whether existing at the time of any Purchase of or Warehouse Funding with respect to such Purchased Assets or at any time thereafter;

             (v) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables, whether at the time of any Purchase or at any time thereafter;

            (vi) any dispute, claim, offset or defense (other than discharge in bankruptcy) of an Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable's not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services related to such Receivable or the furnishing or failure to furnish such merchandise or services;

            (vii) any failure of either Seller, to perform its duties or obligations in accordance with this Agreement;

            (viii) any products liability claim arising out of or in connection with any Financed Vehicle;

            (ix) any litigation, proceedings or investigation against any Seller Party; or

            (x) any tax or governmental fee or charge (but not including taxes upon or measured by net income), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the purchase or ownership of or security interest in any Purchased Assets, or any other interest in the Receivables or in any goods which secure any such Receivables.

      (b) Contest of Tax Claim; After-Tax Basis. If any Indemnified Party shall have notice of any attempt to impose or collect any tax or governmental fee or charge for which indemnification will be sought from either or both Sellers under Section 7.2(a)(x), such Indemnified Party shall give prompt and timely notice of such attempt to the applicable Seller and such Seller shall have the right, at its expense, to participate in any proceedings resisting or objecting to the imposition or collection of any such tax, governmental fee or charge. Indemnification hereunder shall be in an amount necessary to make the Indemnified Party whole after taking into account any tax consequences to the Indemnified Party of the payment of any of the aforesaid taxes and the receipt of the indemnity provided hereunder or of any refund of any such tax previously indemnified hereunder, including the effect of such tax or refund on the amount of tax measured by net income or profits which is or was payable by the Indemnified Party.

                                  ARTICLE VIII

                                  The Servicer

      SECTION 8.1. Representations of Servicer. The Servicer makes the following representations to the Purchaser, the Administrator, the Relationship Bank and the Custodian, on which the Purchaser relies in paying the Cash Purchase Price and accepting the Receivables and the Administrator relies in causing such actions to be taken on behalf of the Purchaser. The representations speak as of the execution and delivery of this Agreement, the Closing Date and each Subsequent Transfer Date and shall survive the sale of the Receivables to the Purchaser.

            (i) Organization and Good Standing. The Servicer has been duly organized and is validly existing as a corporation in good standing under the laws of the State of New York, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority, and legal right to service the Receivables as provided herein.

            (ii) Due Qualification. The Servicer is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) shall require such qualifications.

           (iii) Power and Authority. The Servicer has the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery, and performance of this Agreement has been duly authorized by the Servicer by all necessary corporate action.

            (iv) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Servicer enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally, and general equitable principal.

             (v) No Violation. The execution, delivery and performance by the Servicer of this Agreement and the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof do not (A) conflict with, result in any material breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Servicer, or any indenture, agreement, mortgage, deed of trust, or other instrument to which the Servicer is a party or by which it is bound or any of its properties are subject; (B) nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any indenture, agreement, mortgage, deed of trust, or other instrument (other than this Agreement); (C) violate any law, order, rule, or regulation applicable to the Servicer of any court or of any Federal or State regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties.

            (vi) No Proceedings. There are no proceedings or investigations pending, or to the Servicer's best knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties: (A) asserting the invalidity of this Agreement or the other Related Documents, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the other Related Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or the other Related Documents, or (D) which, if adversely determined, would be reasonably likely to have a Material Adverse Effect.

           (vii) Approvals. All approvals, authorizations, consents, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement have been or will be taken or obtained on or prior to the Closing Date.

      SECTION 8.2. Indemnities of Servicer.

            (a) General Indemnity. Without limiting any other rights which any such Person may have hereunder or under applicable law, the Servicer hereby agrees to indemnify each Indemnified Party, forthwith on demand, from and against any and all Indemnified Amounts awarded against or incurred by any of them arising out of or resulting from (i) any representation or warranty made by Oxford under or in connection with any Related Document, any Servicer's Certificate or Data Report or any other information or report delivered by or on behalf of the Servicer pursuant hereto, which shall have been false, incorrect or misleading in any material respect when made or deemed made or (ii) the failure by the Servicer to comply with any applicable law, rule or regulation with respect to any Receivables or the related Purchased Assets, or (iii) the failure of the Servicer to perform its duties or obligations in accordance with this Agreement, excluding, however, (a) Indemnified Amounts to the extent determined by a court of competent jurisdiction to have resulted from gross negligence or willful misconduct on the part of such Indemnified Party or (b) recourse for Defaulted Receivables.

            (b) Financed Vehicles. The Servicer shall defend, indemnify, and hold harmless the Custodian, the Standby Servicer, either Seller, the Purchaser and the other Indemnified Parties, from and against any and all reasonable costs, reasonable expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership, or operation by the Servicer or any affiliate thereof of a Financed Vehicle.

            (c) Custodian. The Servicer shall indemnify, defend, and hold harmless the Custodian from and against all reasonable costs, reasonable expenses, losses, claims, damages, and liabilities arising out of or incurred in connection with the acceptance or performance of its duties contained in this Agreement and the other Related Documents except to the extent that such loss, liability, fee, disbursement, or expense shall have been incurred by reason of the Custodian's willful misfeasance or gross negligence.

            (d) Termination of Servicer. For purposes of this Section, in the event of the termination of the rights and obligations of a Servicer (or any successor thereto pursuant to Section 8.3) as Servicer pursuant to
      Section 3.4 or Section 10.1, or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer pursuant to Section 10.2. The provisions of this Section 8.2(d) shall in no way affect the survival pursuant to Section 8.2(e) of the indemnification by the Servicer provided under this Section 8.2.

            (e) Survival. Indemnification under this Section 8.2 shall survive the termination of this Agreement and the other Related Documents and shall include reasonable fees and expenses of counsel and expenses of litigation.

      SECTION 8.3. Merger or Consolidation of, or Assumption of the Obligations of, Servicer or Standby Servicer. (a) The Servicer shall not merge or consolidate with or into, or (except for transfers of receivables and related assets in the ordinary course of its business), in one transaction or a series of transactions, sell, assign or otherwise transfer all or substantially all of its assets to, any other Person, unless (i) either (A) such transaction is a merger or consolidation and the Servicer is the surviving corporation or (B) on or prior to the effectiveness of such transaction the surviving corporation or transferee shall execute an agreement of assumption to perform every obligation of the Servicer hereunder, (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing or would reasonably be expected to occur as a result of such transaction, (iii) the Servicer shall have delivered to the Purchaser and the Administrator an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 8.3 and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, and (iv) the Servicer shall have delivered to the Purchaser and the Administrator an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed and all other actions have been taken which are necessary fully to preserve and continue the validity, perfection and priority of the Purchaser's interest in the Receivables and other Purchased Assets and reciting the details of such filings and other actions, or (B) stating that, in the opinion of such counsel, no such filing or other action shall be necessary to preserve and continue the validity, perfection and priority of such interest. Nothing in this
Section 8.3 shall be deemed to release the Servicer from any of its obligations as such.

      (b) Any Person (a) into which the Standby Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Standby Servicer shall be a party, or (c) which may succeed to the properties and assets of the Standby Servicer substantially as a whole, shall execute an agreement of assumption to perform every obligation of the Servicer hereunder, and whether or not such assumption agreement is executed, shall be the successor to the Standby Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that nothing herein shall be deemed to release the Standby Servicer from any obligation.

      SECTION 8.4. Limitation on Liability of Servicer and Others. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement (including, without limitation, the indemnity obligations set forth in Sections 8.2 and 11.6) and the representations made by the Servicer herein. Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Purchaser, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith, or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

      SECTION 8.5. Servicer and Standby Servicer Not to Resign. Subject to the provisions of Section 8.3, neither the Servicer nor the Standby Servicer may resign from the obligations and duties hereby imposed on it as Servicer or Standby Servicer, as the case may be, under this Agreement except upon determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would result in a material adverse effect on the Servicer or the Standby Servicer, as the case may be, and the Administrator does not elect to waive the obligations of the Servicer or the Standby Servicer, as the case may be, to perform the duties which render it legally unable to act or does not elect to delegate those duties to another Person. Notice of any such determination permitting the resignation of the Servicer or the Standby Servicer, as the case may be, shall be communicated to the Custodian and the Administrator at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to and satisfactory to the Custodian and the Administrator concurrently with or promptly after such notice. No such resignation of the Servicer shall become effective until a successor servicer shall have assumed the responsibilities and obligations of such Servicer in accordance with Section
10.2 and the Servicing Assumption Agreement, if applicable. No such resignation of the Standby Servicer shall become effective until an entity acceptable to the Administrator shall have assumed the responsibilities and obligations of the Standby Servicer; provided, however, that if no such entity shall have assumed such responsibilities and obligations of the Standby Servicer within 30 days of the resignation of the Standby Servicer, the Standby Servicer may petition a court of competent jurisdiction for the appointment of a successor to the Standby Servicer.

                                   ARTICLE IX

                    General Covenants of Sellers and Servicer

      SECTION 9.1. Affirmative Covenants of Sellers and Servicer. From the date hereof until the Final Payout Date, each Seller and Servicer each severally agrees that it will, unless the Administrator shall otherwise consent in writing:

      (a) Compliance with Laws, Etc. Comply in all material respects with all applicable laws, rules, regulations and orders with respect to the Receivables and related Purchased Assets.

      (b) Preservation of Corporate Existence. Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification might have a Material Adverse Effect.

      (c) Audits. (i) At any time and from time to time during regular business hours, upon at least two (2) Business Days prior written notice, permit the Administrator or any of its agents or representatives, at their own cost and expense, (A) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of such party relating to the Receivables and other Purchased Assets, and (B) to visit the offices and properties of such party for the purpose of examining such materials described in clause (i)(A) next above, and to discuss matters relating to Receivables or any such party's performance hereunder with any of the officers or employees of such party having knowledge of such matters; and (ii) without limiting the provisions of clause
(i) next above, from time to time on request of the Administrator, permit certified public accountants or other auditors acceptable to the Administrator to conduct, at such party's expense, a review of such party's books and records with respect to the Receivables and other Purchased Assets.

      (d) Performance and Compliance with Receivables and Contracts. At its expense timely and fully perform and comply with all material provisions, covenants and other promises, if any, required to be observed by it under the Receivables.

      SECTION 9.2. Reporting Requirements of Sellers. From the date hereof until the Final Payout Date, each Seller and the Servicer will furnish to the Administrator and the Relationship Bank:

      (a) Quarterly Financial Statements. In the case of the Servicer, as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of the Servicer, (i) copies of the Servicer's quarterly financial reports, on Form 10-Q, as filed with the Securities and Exchange Commission (or if the Servicer is no longer required to file such Form 10-Q, the Servicer shall furnish such financial statements similar to those typically found on Form 10-Q), and (ii) a calculation of the financial tests set forth in Sections 10.1(xiv) and (xv) demonstrating that there is no breach of such Sections, all certified by the chief financial officer or chief accounting officer of the Servicer;

      (b) Annual Financial Statements of Servicer. In the case of the Servicer, as soon as available and in any event within 120 days after the end of each fiscal year of the Servicer, a copy of the Servicer's Annual Report, on Form 10-K, as filed with the Securities and Exchange Commission (or if Servicer is no longer required to file such Form 10-K, the Servicer shall furnish financial statements similar to those typically found on Form 10-K) and as reported on by nationally recognized independent certified public accountants;

      (c) Annual Financial Statements of Sellers. In the case of either such Seller, as soon as available and in any event within 120 days after the end of each fiscal year of such Seller, copies of the unaudited financial statements of such Seller, duly certified by the chief financial officer of such Seller;

      (d) ERISA. Promptly after the filing or receiving thereof, copies of all reports and notices with respect to any Reportable Event defined in Article IV of ERISA which such Seller files under ERISA with the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which Seller receives from the Pension Benefit Guaranty Corporation;

      (e) Liquidation Events. As soon as possible and in any event within five days after obtaining knowledge of the occurrence of each Default and each Event of Default, a written statement of the chief financial officer or chief accounting officer of the Sellers and the Servicer setting forth details of such event and the action that the Sellers or the Servicer propose to take with respect thereto;

      (f) Litigation. As soon as possible and in any event within three Business Days of such Seller's or the Servicer's knowledge thereof, notice of (i) any litigation, investigation or proceeding which may exist at any time which could have a Material Adverse Effect and (ii) any material adverse development in previously disclosed litigation;

      (g) Audit of Pool Receivables. As soon as available and in any event within 120 days after the end of each fiscal year of such Seller, a report, prepared by nationally recognized independent certified public accountants, as to (i) a review of the Receivables, as at the end of the fiscal year of such Seller in accordance with agreed-on procedures reasonably acceptable to the Administrator and (ii) the ability of the Servicer to perform and observe its obligations hereunder as Servicer; provided that the report (or the portion of the report) described in this clause (ii) shall be substantially in the form of the reports as to such matter most recently prepared on behalf of the Servicer in connection with other securitization transactions to which the Servicer is a party on the date hereof; and

      (h) Other. Promptly, from time to time, such other information, documents, records or reports respecting the Receivables or the condition or operations, financial or otherwise, of such Seller as the Administrator may from time to time reasonably request in order to protect the interests of the Administrator or the Purchaser under or as contemplated by this Agreement.

      SECTION 9.3. Negative Covenants of Sellers and Servicer. From the date hereof until the Final Payout Date, each Seller, and the Servicer, each agrees that it will not, without the prior written consent of the Administrator:

      (a) Sales, Liens, Etc. (i) In the case of such Seller, except pursuant hereto or in accordance with Section 2.7, 3.7 or 2A.9, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien (other than Permitted Vehicle Liens) upon or with respect to, any Receivable or related Purchased Assets, or any interest therein, or any right to receive income or proceeds from or in respect of any of the foregoing, and (ii) in the case of the Servicer, assert any interest in the Receivables, except as Servicer.

      (b) Extension or Amendment of Receivables. Except as otherwise permitted hereunder, extend, amend or otherwise modify the terms of any Receivable, except for not more than one extension of the due date for any Scheduled Payment on such Receivable for a period of not more than one month.

      (c) Change in Business or Credit and Collection Policy. Make any change in the character of its business if such change would be reasonably likely to have a Material Adverse Effect, or make any material adverse change in the Collection Policy.

      (d) Mergers, Acquisitions, Sales, etc. In the case of such Seller, be a party to any merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or, except in the ordinary course of its business, sell, transfer, convey or lease all or any substantial part of its assets, or sell or assign with or without recourse any Receivables or any interest therein (other than pursuant hereto or in accordance with Section 2.7. 3.7 or 2A.9), or permit any Subsidiary of such Seller to do any of the foregoing.

      (e) Restricted Payments. In the case of such Seller, (i) purchase or permit any Subsidiary of such Seller to purchase any shares of the capital stock of such Seller, (ii) prepay, purchase or redeem, or permit any Subsidiary of such Seller to purchase, any subordinated indebtedness of such Seller, except for payments on the Subordinated Notes in accordance with the provisions thereof and of the Contribution Agreement and payments pursuant to the First Tier Loan Purchase Agreement, (iii) declare or pay any dividends or make any other distributions on its capital stock except out of its earnings and profits and otherwise in accordance with applicable law, or
(iv) issue or transfer any of such Seller's capital stock to any Person other than, with respect to Centrex Two, to the Originators in accordance with the Contribution Agreement.

      (f) Incurrence of Indebtedness. In the case of such Seller, incur or permit to exist, or permit any Subsidiary of such Seller to incur or permit to exist, any indebtedness or liability on account of deposits or advances or for borrowed money or for the deferred purchase price of any property or services, except (i) indebtedness of the Originators to Oxford assumed by Centrex Two pursuant to the Contribution Agreement, (ii) current accounts payable arising under the Related Documents and not overdue, and (iii) other current accounts payable arising in the ordinary course of such Seller's business.

      (g) Investments, etc. In the case of such Seller, except, in the case of Centrex Two, as contemplated in the Contribution Agreement in connection with the Seller's receipt of contributions of Receivables and Purchased Assets from the Originators, (i) make, incur or suffer to exist an investment in or equity contribution to, any Person; (ii) make any loan or advance to any Person; or
(iii) create any direct or indirect Subsidiary or otherwise acquire direct or indirect ownership of any equity interests in any other Person.

      (h) Amendment of Certificate of Incorporation; Change in Seller's Business. In the case of such Seller, amend its certificate of incorporation or bylaws, or engage in any business other than as contemplated by the Related Documents.

      (i) Negative Pledges. Enter into or assume any agreement (other than this Agreement and the other Related Documents) prohibiting the creation or assumption of any Lien upon any Receivables or Purchased Assets, whether now owned or hereafter acquired by such Seller, as contemplated by the Related Documents, or otherwise prohibiting or restricting any transaction contemplated hereby or by the other Related Documents.

      (j) Changes to Certain Documents. Enter into any amendment or modification of or supplement to any of the other Related Documents to which it is a party.

      SECTION 9.4. Separate Existence. Each of each Seller and Oxford hereby acknowledges that the Purchaser, the Administrator and the Relationship Bank, are entering into the transactions contemplated by this Agreement and the other Related Documents in reliance upon such Seller's identity as a legal entity separate from Oxford, each Originator and their Affiliates. Therefore, from and after the date hereof, each of each Seller and Oxford shall take all steps specifically required by this Agreement or by the Purchaser or Administrator to continue such Seller's identity as a separate legal entity and to make it apparent to third Persons that such Seller is an entity with assets and liabilities distinct from those of each of the other Seller, Oxford, the other Originators and any other Person, and is not a division of the other Seller, Oxford, the other Originators or any other Person. Without limiting the generality of the foregoing and in addition to and consistent with the other covenants set forth herein, each of each Seller and Oxford shall take such actions as shall be required in order that:

      (a) Each Seller will be a limited purpose corporation whose primary activities are restricted to purchasing or otherwise acquiring from the Originators, owning, holding, granting security interests, or selling interests, in Receivables, entering into agreements for the selling and servicing of the Receivables, and conducting such other activities as it deems necessary or appropriate to carry out its primary activities;

      (b) Not less than one member of each Seller's Board of Directors (the "Independent Director") shall be an individual who is not a direct, indirect or beneficial stockholder, officer, director, employee, affiliate, associate or supplier of Oxford or any of its Affiliates (other than the other Seller). The certificate of incorporation of each Seller shall provide that (i) such Seller's Board of Directors shall not approve, or take any other action to cause the filing of, a voluntary bankruptcy petition with respect to such Seller unless the Independent Director shall approve the taking of such action in writing prior to the taking of such action and (ii) such provision cannot be amended without the prior written consent of the Independent Director;

      (c) The Independent Director shall not at any time serve as a trustee in bankruptcy for either Seller, Oxford or any Affiliate thereof;

      (d) Any employee, consultant or agent of each Seller will be compensated from such Seller's funds for services provided to such Seller. Each Seller will not engage any agents other than its attorneys, auditors and other professionals, and a servicer and any other agent contemplated by the Related Documents for the Receivables, which servicer will be fully compensated for its services by payment of the Servicing Fee;

      (e) Each Seller will contract with the Servicer to perform for such Seller all operations required on a daily basis to service the Receivables. Each Seller will pay the Servicer the

Servicing Fee pursuant hereto. To the extent, if any, that a Seller (or any other Affiliate thereof) shares items of expenses not reflected in the Servicing Fee, such as legal, auditing and other professional services and insurance, such expenses will be allocated to the extent practical on the basis of actual use or the value of services rendered, and otherwise on a basis reasonably related to the actual use or the value of services rendered; it being understood, however, that certain organizational expenses of the Sellers and certain fees and expenses relating to the preparation, negotiation, execution and delivery of the Related Documents may be paid by Oxford;

      (f) Each Seller's operating expenses will not be paid by Oxford or any other Affiliate thereof;

      (g) Each Seller's books and records will be maintained separately from those of Oxford and any other Affiliate thereof;

      (h) All financial statements of Oxford or any Affiliate thereof that are consolidated to include the Sellers will contain notations clearly noting (i) the separate corporate existence of the Sellers and (ii) that the assets of the Sellers will be available first and foremost to satisfy the claims of its creditors;

      (i) Each Seller's assets will be maintained in a manner that facilitates their identification and segregation from those of Oxford or any Affiliate thereof;

      (j) Each Seller will strictly observe corporate and partnership formalities in its dealings with Oxford or any Affiliate thereof, and funds or other assets of each Seller will not be commingled with those of Oxford or any Affiliate thereof. Each Seller shall not maintain joint bank accounts or other depository accounts to which Oxford or any Affiliate thereof (other than Oxford in its capacity as Servicer) has independent access. Each Seller will pay to the appropriate affiliate the marginal increase or, in the absence of such increase, the market amount of its portion of the premium payable with respect to any insurance policy that covers Seller and such affiliate; and

      (k) Each Seller will maintain arm's-length relationships with Oxford (and any Affiliate thereof). Any Person that renders or otherwise furnishes services to a Seller will be compensated by such Seller at market rates for such services it renders or otherwise furnishes to such Seller. Except as contemplated in the Related Documents each Seller and Oxford will not be nor will hold itself out to be responsible for the debts of the other or the decisions or actions respecting the daily business and affairs of the other. Oxford and each Seller will immediately correct any known misrepresentation with respect to the foregoing, and they will not operate or purport to operate as an integrated single economic unit with respect to each other or in their dealing with any other entity.

                                    ARTICLE X

                                     Default

      SECTION 10.1. Events of Default. Each of the following events shall constitute an "Event of Default" hereunder:

             (i) Any failure by the Servicer or either Seller to deliver to the Custodian for distribution to the Purchasers or deposit in the Cash Collateral Account or the Collection Account any proceeds or payment required to be so delivered under the terms of this Agreement, or any failure by any Seller Party to pay any Obligations when due and payable by it hereunder or under any other Related Document, that shall continue unremedied for a period of three Business Days after notice from the Administrator to the Sellers and the Servicer of such failure; or any certificate required by Section 3.9, any statement required by Section 3.10, or any report required by Section 3.11 or 3.16 shall not have been delivered within three (3) Business Days after the date such certificates or statements or reports, as the case may be, are required to be delivered; or

            (ii) Failure on the part of any Seller Party duly to observe or to perform in all material respects any other covenant or agreement of such Seller Party (as the case may be) set forth in this Agreement, which failure shall continue unremedied for a period of 30 days after the earlier of (A) the date on which written notice of such failure, requiring the same to be remedied, shall have been given such Seller Party by the Administrator, the Relationship Bank or the Purchaser, or (B) the date on which an officer of such Seller Party has actual knowledge of such failure; or

           (iii) Failure of any representation or warranty made or deemed made by any Seller Party in this Agreement or any Related Document (other than any breach of a representation and warranty as to Receivables set forth in
      Section 2.6 or in Section 3.2(b) of the Contribution Agreement or in
      Section 3.2(b) of the First Tier Loan Purchase Agreement, as applicable, for which the sole remedy is repurchase of such Receivable) to be true and correct in all material respects when made or deemed made, which failure (if in the reasonable judgment of the Administrator such failure is capable of being cured) shall continue unremedied for a period of 30 days after the earlier of (x) the date on which written notice of such failure, requiring the same to be remedied, shall have been given such Seller Party by the Administrator, the Relationship Bank or the Purchaser, or (y) the date on which an officer of such Seller Party has actual knowledge of such failure; or

            (iv) A default shall have occurred and be continuing (x) under any instrument or agreement evidencing, securing or providing for the issuance of indebtedness for borrowed money in excess of $10,000,000 of, or guaranteed by, any Seller Party which default (A) is a default in payment of any principal or interest on such indebtedness when due or within any applicable grace period, or (B) such default shall have resulted in acceleration of the maturity of such indebtedness; or (y) under any agreement providing for the sales of Receivables by a Seller Party with an aggregate purchase price outstanding over $10,000,000, resulting in the early amortization of the purchasers' or investors' interest in such Receivables, or the replacement of the Servicer as servicer thereunder; unless, in the case of each of clauses (x) and (y) above, (1) such Seller Party is contesting in good faith, by appropriate proceedings, that such indebtedness is due and payable or that such acceleration or early amortization is rightful, and (2) no final judgment adverse to such Seller Party shall have been entered on such proceedings; or

             (v) An Event of Bankruptcy shall have occurred and remain continuing with respect to any Seller Party; or any event described in clause (a) of the definition of Event of Bankruptcy (without giving effect to any cure period) shall have occurred and be continuing with respect to either Seller; or

            (vi) (A) Any litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings not disclosed in writing by the Seller Parties to the Administrator and Purchaser prior to the date of execution and delivery of this Agreement is pending against any Seller Party or any Affiliate thereof, which, in the reasonable opinion of the Administrator, if adversely determined, would have a Material Adverse Effect, or (B) any material development not so disclosed has occurred in any litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings so disclosed, which, in the reasonable opinion of the Administrator, would have a reasonable probability of causing a Material Adverse Effect; or

           (vii) (A) Any Originator shall make any material adverse change in its Credit Policy or (B) the Servicer shall make any material adverse change in the Collection Policy, in each case, without the prior written consent of the Administrator and the Relationship Bank; or

            (viii) There shall exist any event or occurrence that has a Material Adverse Effect; or

            (ix) Either Seller, for any reason, shall fail to grant to the Purchaser and to maintain in favor of the Purchaser a valid and perfected ownership interest (or, if not an ownership interest, a valid and perfected first priority security interest) in any material portion of the Receivables and other Purchased Assets sold by it hereunder; or

            (x) A Change in Control shall occur; or

            (xi) The Internal Revenue Service shall file notice of a lien pursuant to Section 6323 of the Internal Revenue Code with regard to any of the assets of the Seller Parties, or the Pension Benefit Guaranty Corporation shall file notice of a lien pursuant to Section 4068 of the Employee Retirement Income Security Act of 1974 with regard to any of the assets of the Seller Parties, and in either such case such lien shall secure a liability in excess of $1,000,000 and shall not have been released within 40 days; or

           (xii) On any Determination Date after the first Subsequent Transfer Date but prior to the Purchase Termination Date, (A) the average of the Delinquency Rates for the three most recent Collection Periods shall exceed 2.5%; (B) the average of the Net Loss Rates for the three most recent Collection Periods shall exceed 3.5%; or (C) the average of the Excess Yield Percentages for the three most recent Collection Periods shall be less than zero; or

          (xiii) On any Determination Date after the Purchase Termination Date,
      (A) the average of the Delinquency Rates for the three most recent Collection Periods shall exceed 3.0%; (B) the average of the Net Loss Rates for the three most recent Collection Periods shall exceed 4.5%; or
      (C) the average of the Excess Yield Percentages for the three most recent Collection Periods shall be less than zero; or

           (xiv) Oxford's shareholders' equity (as determined in accordance with GAAP) shall be less than $55,000,000 at the end of any fiscal quarter and shall remain less than $55,000,000 for more than 30 days after the end of such fiscal quarter; or

            (xv) At the end of any fiscal quarter, Oxford's consolidated net income, determined in accordance with GAAP, for the period of four fiscal quarters then ending shall be less than zero; or

           (xvi) On any Determination Date, (A) the Excess Yield Percentage for the most recent Collection Period shall be less than negative 4.0%; or (B) after giving effect to the transfers and distributions to take place on the following Distribution Date, (x) the Purchaser's Investment minus the amount on deposit in the Cash Collateral Account would exceed (y) 95.5% of the Pool Balance.

      SECTION 10.2. Remedies. If any Event of Default shall have occurred and be continuing, then (a) in the case of any Event of Default described in any of clauses (i) through (vi), (vii)(B), (x), (xii), (xiii), (xiv) or (xv) with respect to the Servicer (each a "Servicer Default"), the Administrator on behalf of the Purchaser, by notice given in writing to the Servicer (a copy of which notice shall be given to the Custodian and the Standby Servicer) may terminate all of the rights and obligations of the Servicer under this Agreement, (b) in the case of an Event of Default other than an Event of Default described in clause (v) of Section 10.1), the Administrator shall, at the request, or may with the consent, of the Purchaser, by notice to the Sellers declare the Purchase Termination Date to have occurred, (c) in the case of an Event of Default described in clause (v) of Section 10.1, the Purchase Termination Date shall occur automatically, and (d) in the case of any Event of Default, the Administrator, the Purchaser and the Relationship Bank shall be entitled to exercise all other rights and remedies provided under this Agreement and the other Related Documents, as well as all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative.

      SECTION 10.3. Termination of Servicer. A Servicer terminated in accordance with the terms hereof shall be entitled to its pro rata share of the Servicing Fee for the number of days in the Collection Period prior to the effective date of its termination. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Receivables or otherwise, shall, without further action, pass to and be vested in (i) the Standby Servicer or (ii) such successor Servicer as may be appointed under Section 8.2; provided, however, that the successor Servicer shall have no liability with respect to any obligation which was required to be performed by the predecessor Servicer prior to the date the successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the predecessor Servicer; and, without limitation, the Purchaser (or the Administrator on its behalf) is hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. The predecessor Servicer shall cooperate with the successor Servicer, the Purchaser, the Administrator and the Custodian in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held or should have been held by the predecessor Servicer for deposit, or shall thereafter be received with respect to a Receivable and the delivery to the successor Servicer of all files and records concerning the Receivables and a computer tape in readable form containing all information necessary to enable the successor Servicer to service the Receivables and the other property of the Purchaser. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 10.1 shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. In addition, any successor Servicer shall be entitled to payment from the immediate predecessor Servicer for reasonable transition expenses incurred in connection with acting as successor Servicer, and to the extent not so paid, such payment shall be made pursuant to Section 4.6 hereof. The predecessor Servicer shall grant the Custodian, the Standby Servicer, the Purchaser and the Administrator reasonable access to the predecessor Servicer's premises at the predecessor Servicer's expense. The Standby Servicer or successor Servicer shall direct the Obligors to make all payments under the Receivables directly to the Servicer at the predecessor Servicer's expense (in which event the successor Servicer shall process such payments directly).

      SECTION 10.4. Appointment of Successor Servicer. (a) Upon the Servicer's receipt of notice of termination pursuant to Section 10.2(a), or the Servicer's resignation in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of
(x) the date 45 days from the delivery to the Administrator and the Custodian of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this

Agreement and (y) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of termination of the Servicer, BONY, as Standby Servicer, shall assume the obligations of Servicer hereunder on the date specified in such written notice (the "Assumption Date") pursuant to the Servicing Assumption Agreement or, in the event that the Administrator shall have determined that a Person other than the Standby Servicer shall be the successor Servicer, on the date of the execution of a written assumption agreement by such Person to serve as successor Servicer. Notwithstanding the Standby Servicer's assumption of, and its agreement to perform and observe, all duties, responsibilities and obligations of Oxford as Servicer under this Agreement arising on and after the Assumption Date, the Standby Servicer shall not be deemed to have assumed or to become liable for, or otherwise have any liability for, any duties, responsibilities, obligations or liabilities of Oxford or any predecessor Servicer arising on or before the Assumption Date, whether provided for by the terms of this Agreement, arising by operation of law or otherwise, including, without limitation, any liability for, any duties, responsibilities, obligations or liabilities of Oxford or any predecessor Servicer arising on or before the Assumption Date under Sections 3.7, 4.4 or 8.2 of this Agreement.

      (b) Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties, and liabilities arising thereafter relating thereto placed on the predecessor Servicer, and shall be entitled to the Servicing Fee and all of the rights granted to the predecessor Servicer, by the terms and provisions of this Agreement.

      (c) The Administrator may exercise at any time its right to appoint as Standby Servicer or as successor Servicer a Person other than the Person serving as Standby Servicer at the time, and shall have no liability to the Custodian, Oxford, the Sellers, the Person then serving as Standby Servicer, or any other Person if it does so. Subject to Section 8.5, no provision of this Agreement shall be construed as relieving the Standby Servicer of its obligation to succeed as successor Servicer upon the termination of the Servicer pursuant to
Section 10.1 or resignation of the Servicer pursuant to Section 8.5. If upon any such resignation or termination, the Administrator appoints a successor Servicer other than the Standby Servicer, the Standby Servicer shall be relieved of its duties as Standby Servicer hereunder.

      SECTION 10.5. Repayment of Advances. If Oxford shall no longer be the Servicer, Oxford shall be entitled to receive reimbursement for Outstanding Advances pursuant to Sections 4.3 and 4.4 with respect to all Advances made by it.

      SECTION 10.6. Action Upon Certain Failures of the Servicer. In the event that the Custodian shall have knowledge of any Servicer Default or event which, with notice or lapse of time or both, would, unless cured or waived, become a Servicer Default, the Custodian shall give notice thereof to the Servicer and the Administrator. For all purposes of this Agreement, in the absence of actual knowledge by a Custodian Officer, the Custodian shall not be deemed to have knowledge of any such Servicer Default or other event unless notified thereof in writing by the Servicer, the Administrator, the Relationship Bank or the Purchaser. The Custodian shall be under no duty or obligation to investigate or inquire as to any potential Servicer Default.

      SECTION 10.7. Waiver of Past Defaults. The Administrator may, subject to any contrary direction by the Purchaser but otherwise in its sole discretion, waive any Default or Event of Default hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly waived.

                                   ARTICLE XI

                                  The Custodian

      SECTION 11.1. Duties of Custodian. The Custodian shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. The Custodian is specifically authorized to (i) establish and maintain one or more bank accounts in a financial institution for the deposit of payments, (ii) designate persons authorized to sign with respect to such accounts, (iii) negotiate and deposit into such accounts checks made payable to the Originators, and (iv) act as Receivable Bailee on and after any transfer of duties of Receivable Bailee to the Custodian pursuant to Section 2.9(c).

      The Custodian, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Custodian that shall be specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. All the provisions of this
Article XI with regard to the Custodian shall apply equally to the Custodian in its capacity as the Receivable Bailee.

      Upon and after the transfer of duties of the Receivable Bailee to the Custodian pursuant to Section 2.9(c), the Custodian shall take and maintain custody of the Receivable Files (except as otherwise provided herein) and the Schedule of Receivables included as an exhibit to each Originator Assignment and Seller Assignment and Warehouse Funding Notice and shall retain copies of all Servicer's Certificates prepared hereunder.

      No provision of this Agreement shall be construed to relieve the Custodian from liability for its own negligent action, its own negligent failure to act, or its own bad faith; provided, however, that:

             (i) The duties and obligations of the Custodian shall be determined solely by the express provisions of this Agreement, the Custodian shall not be liable except for the performance of such duties and obligations as shall be specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Custodian and, in the absence of bad faith on the part of the Custodian, the Custodian may conclusively rely on the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to the Custodian and conforming to the requirements of this Agreement;

            (ii) The Custodian shall not be liable for an error of judgment made in good faith by a Custodian Officer, unless it shall be proved that the Custodian shall have been negligent in ascertaining the pertinent facts;

           (iii) The Custodian shall not be liable with respect to any action taken, suffered, or omitted to be taken in good faith in accordance with this Agreement or at the direction of the Administrator, the Relationship Bank or the Purchaser in performing any of its duties under this Agreement;

            (iv) The Custodian shall not be charged with knowledge of any Event of Default, unless a Custodian Officer assigned to the Custodian's Office receives written notice of such Event of Default from the Servicer, either Seller, any Originator, the Administrator, the Relationship Bank or the Purchaser (which notice shall constitute actual knowledge of an Event of Default by the Custodian); and

             (v) The Custodian shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the rights or duties conferred upon it by this Agreement.

      The Custodian shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability shall not be reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Custodian to perform, or be responsible for the manner of performance of, any of the obligations of any of the Seller Parties under this Agreement or any other Related Documents except during such time, if any, as the Custodian shall be the successor to, and be vested with the rights, duties, powers, and privileges of, the Servicer in accordance with the terms of this Agreement, and then only to the extent of such rights, duties, powers and privileges of the Servicer.

      Except for actions expressly authorized by this Agreement, the Custodian shall take no action reasonably likely to impair the security interests created or existing under any Receivable or Financed Vehicle or to impair the value of any Receivable or Financed Vehicle.

      All information obtained by the Custodian regarding the Obligors and the Receivables, whether upon the exercise of its rights under this Agreement or otherwise, shall be maintained by the Custodian in confidence and shall not be disclosed to any other Person, unless such disclosure is required by this Agreement or any applicable law or regulation.

      SECTION 11.2. [Reserved].

      SECTION 11.3. Certain Matters Affecting Custodian. Except as otherwise provided in Section 11.1:

            (i) The Custodian may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, Servicer's Certificate, Data Report, certificate of auditors, or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

            (ii) The Custodian may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such Opinion of Counsel.

            (iii) The Custodian shall be under no obligation to exercise any of the rights or powers vested in it by this

      Agreement, or to institute, conduct, or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of the Purchaser, the Relationship Bank or the Administrator pursuant to the provisions of this Agreement, unless the Purchaser, the Relationship Bank or the Administrator shall have offered to the Custodian reasonable security or indemnity against the costs, expenses, and liabilities that may be incurred therein or thereby.

            (iv) The Custodian shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, or other paper or document (other than for its duties pursuant to Section 2.9), unless requested in writing to do so by the Administrator, the Relationship Bank or the Purchaser; provided, however, that if the payment within a reasonable time to the Custodian of the costs, expenses, or liabilities likely to be incurred by it in the making of such investigation shall be, in the opinion of the Custodian, not reasonably assured to the Custodian by the security afforded to it by the terms of this Agreement, the Custodian may require reasonable indemnity against such cost, expense, or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Person making such request or, if paid by the Custodian, shall be reimbursed by the Person making such request upon demand. Nothing in this clause (iv) shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors.

             (v) The Custodian may perform any duties under this Agreement either directly or by or through agents or attorneys or a sub-custodian. The Custodian shall not be responsible for any misconduct or negligence of any such agent or sub-custodian appointed with due care by it hereunder or of the Servicer in its capacity as Servicer or Receivable Bailee.

            (vi) Except as may be required by Sections 2.9 and 11.1, subsequent to the sale of the Receivables by either Seller to the Custodian, the Custodian shall have no duty of independent inquiry and the Custodian may rely upon the representations and warranties and covenants of the Sellers and the Servicer contained in this Agreement with respect to the Receivables and the Receivable Files.

           (vii) The Custodian may rely, as to factual matters relating to each Seller or the Servicer, on an Officer's Certificate of such Seller or Servicer, respectively.

          (viii) The Custodian shall not be required to take any action or refrain from taking any action under this Agreement or any Related Documents, nor shall any provision of this Agreement or any Related Document be deemed to impose a duty on the Custodian to take action, if the Custodian shall have been advised by counsel in an Opinion of Counsel that such action is contrary to (i) the terms of this Agreement, (ii) any such Related Document or (iii) law.

      SECTION 11.4. Custodian Not Liable for Agreement or Receivables. The recitals contained herein shall be taken as the statements of each Seller or the Servicer, as the case may be, and the Custodian assumes no responsibility for the correctness thereof. The Custodian shall make no representations as to the validity or sufficiency of this Agreement or of any Receivable or related document. The Custodian shall at no time have any responsibility or liability for or with respect to the legality, validity, and enforceability of any security interest in any Financed Vehicle or any Receivable, or the perfection and priority of such a security interest or the maintenance of any such perfection and priority, or for or with respect to the efficacy of the Purchaser or its ability to generate the payments to be distributed to the Purchaser under this Agreement, including, without limitation: the existence, condition, location, and ownership of any Financed Vehicle; the existence and enforceability of any physical damage insurance thereon; except as required by
Section 2.9, the existence, contents and completeness of any Receivable or any Receivable File or any computer or other record thereof; the validity of the assignment of any Receivable to the Purchaser or of any intervening assignment; except as required by Section 2.9, the performance or enforcement of any Receivable; the compliance by either Seller or the Servicer with any warranty or representation made under this Agreement or in any related document and the accuracy of any such warranty or representation prior to the Custodian's receipt of notice or other discovery of any noncompliance therewith or any breach thereof; any investment of monies by or at the direction of the Servicer or the Administrator or any loss resulting therefrom (it being understood that the Custodian shall remain responsible for any Purchased Assets that it may hold); the acts or omissions of either Seller, the Servicer, or any Obligor; any action of the Servicer taken in the name of the Custodian; or any action by the Custodian taken at the instruction of the Servicer; provided, however, that the foregoing shall not relieve the Custodian of its obligation to perform its duties under this Agreement. Except with respect to a claim based on the failure of the Custodian to perform its duties under this Agreement or based on the Custodian's negligence or willful misconduct, no recourse shall be had for any claim based on any provision of this Agreement, or any Receivable or assignment thereof against the Custodian in its individual capacity, the Custodian shall not have any personal obligation, liability, or duty whatsoever to the Purchaser or any other Person with respect to any such claim, and any such claim shall be asserted solely against any Seller or the Servicer or any indemnitor who shall furnish indemnity as provided in this Agreement. The Custodian shall not be accountable for the use or application by the Sellers or the Servicer of any funds paid to the Sellers or the Servicer in respect of the Receivables.

      SECTION 11.5. Other Transactions. The Custodian in its individual or any other capacity may deal with the Sellers and the Servicer in banking transactions and other financial transactions with the same rights as it would have if it were not Custodian.

      SECTION 11.6. Indemnity of Custodian. The Servicer shall indemnify the Custodian for, and hold it harmless against, any loss, liability, or expense incurred without willful misfeasance, negligence, or bad faith on its part, arising out of or resulting from the performance by the Custodian of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the performance of any of its duties under this Agreement. Additionally each Seller, pursuant to Section 7.2, shall indemnify the Custodian with respect to certain matters, the Servicer, pursuant to Section 8.2, shall indemnify the Custodian with respect to certain matters, and the Purchaser, pursuant to Section 11.4 shall, upon the circumstances therein set forth, indemnify the Custodian under certain circumstances. The provisions of this Section 11.6 shall survive the termination of this Agreement.

      SECTION 11.7. Eligibility Requirements for Custodian. The Custodian under this Agreement shall at all times be organized and doing business under the laws of the United States of America any State thereof or the District of Columbia; authorized under such laws to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authorities; and having a rating, both with respect to long-term and short-term unsecured obligations, of not less than investment grade by the Rating Agencies. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 11.7, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the

Custodian shall cease to be eligible in accordance with the provisions of this
Section 11.7, the Custodian shall resign immediately in the manner and with the effect specified in Section 11.8.

      SECTION 11.8. Resignation or Removal of Custodian. The Custodian may at any time resign and be discharged from the trusts hereby created by giving 30 days' prior written notice thereof to the Servicer. Upon receiving such notice of resignation, with the prior written consent of the Administrator, the Servicer shall promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

      If at any time the Custodian shall cease to be eligible in accordance with the provisions of Section 11.7 and shall fail to resign after written request therefor by the Servicer, or if at any time the Custodian shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver, conservator or liquidator of the Custodian or of its property shall be appointed, or any public officer shall take charge or control of the Custodian or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator or the Servicer, with the consent of the Administrator, may remove the Custodian. If the Administrator or the Servicer shall remove the Custodian under the authority of the immediately preceding sentence, the Servicer shall promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the Custodian so removed and one copy to the successor Custodian, and pay all fees owed to the outgoing Custodian.

      Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 11.8 shall not become effective until acceptance of appointment by the successor Custodian pursuant to Section 11.9 and payment of all fees and expenses owed to the outgoing Custodian.

      SECTION 11.9. Successor Custodian. Any successor Custodian appointed pursuant to Section 11.8 shall execute, acknowledge, and deliver to the Servicer, the Administrator and to its predecessor Custodian an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Custodian shall become effective and such successor Custodian, without any further act, deed or conveyance, shall become fully vested with all the rights, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Custodian. The predecessor Custodian shall upon payment of its fees and expenses deliver to the successor Custodian all documents and statements and monies held by it under this Agreement; and the Servicer and the predecessor Custodian shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Custodian all such rights, duties, and obligations.

      No successor Custodian shall accept appointment as provided in this
Section 11.9 unless at the time of such acceptance such successor Custodian shall be eligible pursuant to Section 11.7.

      SECTION 11.10. Merger or Consolidation of Custodian. Any corporation into which the Custodian may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Custodian, shall be the successor of the Custodian hereunder, provided such corporation shall be eligible pursuant to Section 11.8, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided further that the Custodian shall mail notice of such merger or consolidation to the Rating Agencies.

      SECTION 11.11. Co-Custodian. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Purchased Assets or any Financed Vehicle may at the time be located, the Servicer, the Administrator and the Custodian acting jointly shall execute and deliver all instruments to appoint one or more persons approved by the Custodian to act as co-custodian, jointly with the Custodian, or separate custodian, with respect to all or any part of the Purchased Assets, and to vest in such Person, in such capacity and for the benefit of the Purchaser and the Administrator, such rights, duties and obligations, as the Servicer, the Administrator and the Custodian may consider necessary or desirable. If the Servicer and the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case an Event of Default shall have occurred and be continuing, the Custodian alone shall have the power to make such appointment. No co-custodian or separate custodian under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 11.8, except as to the rating requirements set forth therein.

      Each separate custodian and co-custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

             (i) All rights, duties and obligations conferred or imposed upon the Custodian shall be conferred upon and exercised or performed by the Custodian and such separate custodian or co-custodian jointly (it being understood that such separate custodian or co-custodian is not authorized to act separately without the Custodian joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Custodian under this Agreement or as successor to the Servicer under this Agreement), the Custodian shall be incompetent or unqualified to perform such act or acts, in which event such rights, duties, and obligations shall be exercised and performed singly by such separate custodian or co-custodian, but solely at the direction of the Custodian;

            (ii) No custodian under this Agreement shall be personally liable by reason of any act or omission of any other custodian under this Agreement; and

           (iii) The Administrator and the Custodian acting jointly may, at any time accept the resignation of or remove any separate custodian or co-custodian.

      Any notice, request or other writing given to the Custodian shall be deemed to have been given to each of the other then separate custodians and co-custodian, as effectively as if given to each of them. Every instrument appointing any separate custodian or co-custodian shall refer to this Agreement and the conditions of this Article XI. Each separate custodian and co-custodian, upon its acceptance of the rights, duties and obligations specified in its instrument of appointment, shall be vested with such rights, duties and obligations, either jointly with the Custodian or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Custodian. Each such instrument shall be filed with the Custodian and a copy thereof given to the Servicer.

      Any separate custodian or co-custodian may at any time appoint the Custodian its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate custodian or co-custodian shall die, become incapable of acting, resign or be removed, all of its rights, and duties shall vest in and be exercised by the Custodian, to the extent permitted by law, without the appointment of a new or successor custodian.

      SECTION 11.12. Representations and Warranties of Custodian. The Custodian makes the following representations and warranties on which each Seller, the Administrator and Purchaser shall rely:

             (i) The Custodian is a banking corporation duly organized, validly existing and in good standing under the laws of its place of incorporation.

            (ii) The Custodian has full corporate power, authority and legal right to execute, deliver and perform this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

           (iii) This Agreement has been duly executed and delivered by the Custodian and constitutes a legal, valid and binding obligation of the Custodian in accordance with its terms.

      SECTION 11.13. No Bankruptcy Petition. BONY covenants and agrees that prior to the date which is one year and one day after the payment in full of all securities issued by a Seller or by a trust for which such Seller was the depositor it will not institute against, or join any other Person in instituting against, such Seller or such trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any Federal or State bankruptcy or similar law.

                                   ARTICLE XII

                      The Administrator; Relationship Bank

      SECTION 12.1. Authorization and Action. Pursuant to separate agreements with the Administrator and the Relationship Bank, Purchaser has appointed and authorized the Administrator and the Relationship Bank (or their respective designees) to take such actions as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrator or the Relationship Bank by the terms hereof, together with such powers as are reasonably incidental thereto.

      SECTION 12.2. Administrator's and Relationship Bank's Reliance, Etc. The Administrator, the Relationship Bank and their directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by it or them under or in connection with the Related Documents (including, without limitation, the servicing, administering or collecting Receivables as Servicer pursuant to Section 8.1), except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, each of the Administrator and the Relationship Bank: (a) may consult with legal counsel (including counsel for Sellers), independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to Purchaser or any other holder of any interest in Receivables and shall not be responsible to Purchaser or any such other holder for any statements, warranties or representations made by any Seller Party in or in connection with any Related Document; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Related Document on the part of any Seller Party or to inspect the property (including the books and records) of any Seller Party; (d) shall not be responsible to Purchaser or any other holder of any interest in Receivables for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Related Document; and (e) shall incur no liability under or in respect of this Agreement by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile or telex) believed by it to be genuine and signed or sent by the proper party or parties.

      SECTION 12.3. State Street Capital and State Street Bank and Affiliates. State Street Capital and State Street Bank and any of their respective Affiliates may generally engage in any kind of business with any Seller Party or any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of any Seller Party or any Obligor or any of their respective Affiliates, all as if State Street Capital and State Street Bank were not the Administrator and the Relationship Bank, respectively, and without any duty to account therefor to Purchaser or any other holder of an interest in Receivables.

                                  ARTICLE XIII

                       Assignment Of Purchaser's Interest

      SECTION 13.1. Restrictions on Assignments.

      (a) Each of each Seller, the Servicer (except as otherwise provided in this Agreement) and State Street Bank, individually or as the Relationship Bank, may not assign its rights, or delegate its duties hereunder or any interest herein without the prior written consent of the Administrator. The Purchaser may not assign its rights hereunder or the Purchased Assets (or any portion thereof) to any Person without the prior written consent of each Seller, which consent shall not be unreasonably withheld; provided, however, that

             (i) The Purchaser may assign all of its rights and interests in the Related Documents, together with all its interest in the Purchased Assets, to State Street Capital or State Street Bank, or both, or any Affiliate of either of them, or to any "bankruptcy remote" special purpose entity the business of which is administered by State Street Capital or any Affiliate of State Street Capital (which assignee shall then be subject to this Article XIII); and

            (ii) The Purchaser may assign and grant a security interest in all of its rights in the Related Documents, together with all of its rights and interest in the Purchased Assets, to the Program Collateral Agent, to secure Purchaser's obligations under or in connection with the Commercial Paper Notes, the Liquidity Agreement, the Credit Agreement and any letter of credit issued thereunder, and certain other obligations of the Purchaser incurred in connection with the funding of the Purchases hereunder, which assignment and grant of a security interest (and any subsequent assignment by the Program Collateral Agent) shall not be considered an "assignment" for purposes of this Section 13.1 or, prior to the enforcement of such security interest, for purposes of any other provision of this Agreement.

      (b) Each Seller agrees to advise the Administrator within five Business Days after notice to such Seller of any proposed assignment by the Purchaser of the Purchased Assets (or any portion thereof), not otherwise permitted under subsection (a), of such Seller's consent or non-consent to such assignment, and if it does not consent, the reasons therefor. If such Seller does not consent to such assignment, Purchaser may immediately assign such Purchased Assets (or any portion thereof) to State Street Capital, State Street Bank or any Affiliate of State Street Capital or State Street Bank. All of the aforementioned assignments shall be upon such terms and conditions as the Purchaser and the assignee may mutually agree.

      SECTION 13.2. Rights of Assignee. Upon any assignment by the Purchaser in accordance with this Article XIII, the assignee receiving such assignment shall have all of the rights of the Purchaser with respect to the Related Documents and the Purchased Assets (or such portion thereof as has been assigned).

      SECTION 13.3. Evidence of Assignment. Any assignment of the Purchased Assets (or any portion thereof) to any Person may be evidenced by such instrument(s) or document(s) as may be satisfactory to the Purchaser, the Administrator and the assignee.

      SECTION 13.4. Rights of Program Collateral Agent. Each Seller hereby agrees that, upon notice to such Seller, the Program Collateral Agent may exercise all the rights of the Purchaser and the Administrator hereunder, with respect to the Purchased Assets (or any portions thereof), and collections with respect thereto, which are owned by the Purchaser, and all other rights and interests of the Purchaser in, to or under this Agreement or any other Related Document.

                                   ARTICLE XIV

                                   Termination

      SECTION 14.1. Termination. The respective obligations and responsibilities of each Seller, the Servicer, and the Custodian created hereby shall terminate upon the payment to the Purchaser of all amounts required to be paid to it pursuant to this Agreement (including all amounts required to reduce the Purchaser's Investment to zero), payment in full of all Obligations, and the expiration of the longest of any preference period related to any of the foregoing. The Servicer shall promptly notify the Custodian and the Administrator of any prospective termination pursuant to this Section 14.1.

      SECTION 14.2. Optional Purchase of Receivables. On the last day of any Collection Period as of which the Loan Tranche Balance of any Loan Tranche other than the Warehouse Loan Tranche shall be less than or equal to 10% multiplied by the Principal Balance included in such Loan Tranche as of the relevant Cut-Off Date with respect thereto, the applicable Seller shall have the option to purchase from the Purchaser, without recourse (except for a representation and warranty by the Purchaser that upon such transfer such Receivables are free of any Lien created by the Purchaser) the remaining Receivables in such Loan Tranche, for a purchase price equal to the sum of the Purchaser's Tranche Investment of such Loan Tranche, accrued and unpaid Earned Discount with respect thereto, and all Obligations, if any, attributable or allocable to such Loan Tranche as reasonably determined by the Administrator; provided, however, that such Seller may not effect any such purchase unless the Purchaser, the Relationship Bank and the Administrator shall have received an Opinion of Counsel to the effect that such purchase would not constitute a fraudulent conveyance. To exercise such option such Seller shall deposit pursuant to
Section 4.5 in the Collection

Account an amount equal to the purchase price described above on the Business Day next preceding the Distribution Date following such Collection Period.

                                   ARTICLE XV

                            Miscellaneous Provisions

      SECTION 15.1. Amendment, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by either Seller therefrom shall in any event be effective unless the same shall be in writing and signed by (a) all the parties hereto (with respect to any amendment), or (b) the party or parties granting any waiver or consent or each Seller (with respect to a waiver or consent by it), as the case may be, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The parties acknowledge that, before entering into such an amendment or granting such a waiver or consent, the Purchaser may also be required to obtain the approval of some or all of the Liquidity Banks or the Credit Bank or to obtain confirmation from certain Rating Agencies that such amendment, waiver or consent will not result in a withdrawal or reduction of the ratings of the Commercial Paper Notes.

      SECTION 15.2. Protection of Title to Purchased Assets. (a) The Sellers and/or the Servicer shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Purchaser and the Custodian in the Receivables and in the proceeds thereof. The Sellers and/or the Servicer shall deliver (or cause to be delivered) to the Administrator file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. Each Seller shall cooperate fully with the Purchaser and the Administrator in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this
Section 15.2.

      (b) Each of each Seller and Servicer shall not change its name, identity, or corporate structure unless it shall give the Administrator at least thirty
(30) days prior written notice of such change and shall promptly file appropriate amendments to all previously filed financing statements or continuation statements and take such actions as the Administrator may reasonably require to maintain the perfection of the Purchaser's interests in the Receivables and the other Purchased Assets.

      (c) Each of each Seller and Servicer shall not change the address of its chief executive office unless it shall give the Administrator at least thirty
(30) days prior written notice thereof, and if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement or similar instrument, or the taking of any other action to maintain the perfection of the Purchaser's interests in the Receivables and the other Purchased Assets, then such Seller or Servicer, as applicable, shall, before the effectiveness of such change, file any such amendment or new financing statement or take such other action.

      (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account and Payahead Account in respect of such Receivable.

      (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to the Purchaser, the Servicer's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly the interest of Clipper Receivables Corporation in such Receivable and that such Receivable is owned by the Purchaser. Indication of the Purchaser's ownership of a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, such Receivable shall have been paid in full or repurchased.

      (f) If at any time either Seller or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in automobile receivables to any prospective purchaser, lender, or other transferee, the Servicer shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or printouts (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold to and is owned by the Custodian.

      (g) The Servicer shall permit the Custodian and the Administrator and its agents at their sole cost and expense, and at any time during normal business hours, to inspect, audit, and make copies of and abstracts from the Servicer's records regarding any Receivable.

      (h) Upon request the Servicer shall furnish to the Custodian or to the Administrator, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Purchaser, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Purchaser.

      (i) The Servicer shall deliver to the Custodian and the Administrator, annually after the execution and delivery of this Agreement, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Purchaser in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

      Each Opinion of Counsel referred to in clause (A) or (B) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

      SECTION 15.3. Execution in Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

      SECTION 15.4. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      SECTION 15.5. Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by express mail or courier or by certified mail, postage prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (a) if personally delivered or sent by express mail or courier or if sent by certified mail, when received, and (b) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

      SECTION 15.6. Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

      SECTION 15.7. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 8.3 and 9.3 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by either Seller or the Servicer without the prior written consent of the Administrator, the Custodian and the Purchaser.

      SECTION 15.8. Nonpetition Covenants. (a) Each of each Seller, Servicer, Oxford and BONY shall not petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Purchaser under any Federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Purchaser or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Purchaser, for at least one year and one day after the latest commercial paper note issued by the Purchaser is paid.

      (b) Oxford shall not, nor shall it cause or permit either Seller to, petition or otherwise invoke the process of commencing or sustaining a case against such Seller under any Federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of such Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of such Seller, for at least one year and one day after the Final Payout Date.

      SECTION 15.9. Third Party Beneficiaries. Except as otherwise specifically provided herein with respect to Indemnified Parties and Affected Parties, the parties to this Agreement hereby manifest their intent that no third party shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors are not third party beneficiaries of this Agreement.

      SECTION 15.10. Agent for Service. Each Seller hereby designates CT Corporation System, 1633 Broadway, New York, New York 10019 ((212)-644-1666) as agent for service of process in all matters pertaining to such Seller in New York.

      SECTION 15.11. Seller Obligations Joint and Several; Agreement Binding on Either Seller Individually. (a) Notwithstanding anything to the contrary herein or in any other Related Document, all obligations of the Sellers hereunder shall be a joint and several; provided, that any amount paid by one Seller on behalf of the other Seller shall be repaid after all other amounts from time to time owing under this Agreement and the Related Documents have been paid in full.

      (b) Subject to applicable provisions herein (including, without limitation
Article X), if either the Contribution Agreement or the First Tier Loan Purchase Agreement shall cease to exist, expire, or otherwise terminate, or if either Seller shall cease to exist, expire or otherwise terminate its existence, this Agreement shall continue to be in full force and effect and shall apply to such other agreement and/or other Seller, as the case may be, and all other parties hereto until such time as this Agreement terminates pursuant to its terms.

      SECTION 15.12. Confidentiality of Seller Information.

      (a) Confidential Seller Information. Each party hereto (other than the Sellers) acknowledges that certain of the information provided to such party by or on behalf of the Seller Parties in connection with this Agreement and the transactions contemplated hereby is or may be confidential, and each such party severally agrees that, unless the Sellers and the Servicer shall otherwise agree in writing, and except as provided in subsection (b), such party will not disclose to any other person or entity:

             (i) any information regarding, or copies of, any non-public financial statements, reports and other information furnished by any Seller Party to the Purchaser, the Administrator, the Custodian or the Relationship Bank pursuant hereto, or

            (ii) any other information regarding any Seller Party which is designated by either Seller or the Servicer to such party in writing or otherwise as confidential

(the information referred to in clauses (i) and (ii) above, whether furnished by any Seller Party or any attorney for or other representative of such Seller Party, is collectively referred to as the "Seller Information"; provided, however, "Seller Information" shall not include any information which is or becomes generally available to the general public or to such party on a nonconfidential basis from a source other than any Seller Party or its representative, or which was known to such party on a nonconfidential basis prior to its disclosure by any Seller Party or its representative.

      (b) Disclosure. Notwithstanding subsection (a), each party may disclose any Seller Information:

            (i) to any of such party's independent attorneys, consultants and auditors, and to each Liquidity Bank, the Credit Bank, any dealer or placement agent for the Purchaser's commercial paper, and any actual or potential assignees of, or participants in, any of the rights or obligations of the Purchaser, any Liquidity Bank, the Credit Bank, the Administrator or the Relationship Bank under or in connection with this Agreement, who (A) in the good faith belief of such party, have a need to know such Seller Information, (B) are informed by such party of the confidential nature of the Seller Information and the terms of this
      Section 15.12, and (C) are subject to confidentiality restrictions generally consistent with this Section 15.12,

            (ii) to any rating agency that maintains a rating for the Purchaser's commercial paper or is considering the issuance of such a rating, for the purposes of reviewing the credit of the Purchaser in connection with such rating,

            (iii) to any other party to this Agreement, for the purposes contemplated hereby,

            (iv) in the case of information regarding the nature of this Agreement and the Related Documents, the basic terms hereof and thereof (including without limitation the amount and nature of the Purchaser's commitment and Purchaser's Investment with respect to the Purchased Assets and of the credit enhancement provided to the Purchaser hereunder), the nature, amount and status of the Receivables, the current and/or historical Delinquency Rates and Net Loss Rates or similar data with respect to the Receivables, and such other information as may be required to be disclosed, in the Administrator's reasonable judgement, under securities laws applicable to the Purchaser, to any actual or prospective purchasers or holders of commercial paper or other securities issued by the Purchaser.

            (v) as may be required by any municipal, state, federal or other regulatory body having or claiming to have jurisdiction over such party, in order to comply with any law, order, regulation, regulatory request or ruling applicable to such party, or

            (vi) subject to subsection (c), in the event such party is legally compelled (by interrogatories, requests for information or copies, subpoena, civil investigative demand or similar process) to disclose such Seller Information.

      (c) Legal Compulsion. In the event that any party hereto (other than the Sellers or the Servicer) or any of its representatives is requested or becomes legally compelled (by interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the Seller Information, such party will (or will cause its representative to)

             (i) provide each Seller and the Servicer with prompt written notice so that (A) any Seller Party may seek a protective order or other appropriate remedy, or (B) both Sellers and/or the Servicer may, if they so choose, agree that such party (or its representatives) may disclose such Seller Information pursuant to such request or legal compulsion; and

            (ii) unless both Sellers or the Servicer agrees that such Seller Information may be disclosed, make a timely objection to the request or compulsion to provide such Seller Information on the basis that such Seller Information is confidential and subject to the agreements contained in this Section 15.12.

In the event such protective order or remedy is not obtained, or both Sellers or the Servicer waives compliance with the provisions of this Section 15.12, such party will furnish only that portion of the Seller Information which (in such party's good faith judgment) is legally required to be furnished and will exercise reasonable efforts to obtain reliable assurance that confidential treatment will be afforded the Seller Information.

      (d) This Section 15.12 shall survive termination of this Agreement.

      SECTION 15.13. Confidentiality of Program Information.

      (a) Confidential Information. Each party hereto acknowledges that State Street Capital regards the structure of the transactions contemplated by this Agreement to be proprietary, and each such party severally agrees that:

             (i) it will not disclose without the prior consent of State Street Capital (other than to the directors, employees, auditors, counsel or affiliates (collectively, "representatives")) of such party, each of whom shall be informed by such party of the confidential nature of the Information (as defined below) and of the terms of this Section 15.13, (A) any information regarding the pricing in, or copies of, this Agreement or any Related Document or any transaction contemplated hereby or thereby,
      (B) any information regarding the organization, business or operations of the Purchaser generally or the services performed by the Administrator or the Relationship Bank for the Purchaser, or (C) any information which is furnished by State Street Capital or State Street Bank to such party and which is designated by State Street Capital or State Street Bank to such party in writing or otherwise as confidential or not otherwise available to the general public (the information referred to in clauses (A), (B) and (C) is collectively referred to as the "Program Information"); provided, however, that such party may disclose any such Program Information (I) to any other party to this Agreement for the purposes contemplated hereby or thereby, (II) as may be required by any municipal, state, federal or other regulatory body having or claiming to have jurisdiction over such party, (III) in order to comply with any law, order, regulation, regulatory request or ruling applicable to such party, or (IV) subject to subsection (c), in the event such party is legally compelled (by interrogatories, requests for information or copies, subpoena, civil investigative demand or similar process) to disclose any such Program Information;

            (ii) it will use the Program Information solely for the purposes of evaluating, administering and enforcing the transactions contemplated by this Agreement and making any necessary business judgments with respect thereto; and

           (iii) it will, upon demand, return (and cause each of its representatives to return) to State Street Capital or State Street Bank, all documents or other written material received from State Street Capital or State Street Bank, as the case may be, in connection with (a)(i)(B) or
      (C) above and all copies thereof made by such party which contain the Program Information.

      (b) Availability of Confidential Information. This Section 15.13 shall be inoperative as to such portions of the Program Information which are or become generally available to the public or such party on a nonconfidential basis from a source other than State Street Capital or State Street Bank or were known to such party on a nonconfidential basis prior to its disclosure by State Street Capital or State Street Bank.

      (c) Legal Compulsion to Disclose. In the event that any party or anyone to whom such party or its representatives transmits the Program Information is requested or becomes legally compelled (by interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the Program Information, such party will

             (i) provide State Street Capital with prompt written notice so that State Street Capital or State Street Bank may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section 15.13; and

            (ii) unless State Street Capital or State Street Bank waives compliance by such party with the provisions of this Section 15.13, make a timely objection to the request or confirmation to provide such Program Information on the basis that such Program Information is confidential and subject to the agreements contained in this Section 15.13.

In the event that such protective order or other remedy is not obtained, or State Street Capital or State Street Bank waives compliance with the provisions of this Section 15.13, such party will furnish only that portion of the Program Information which (in such party's good faith judgment) is legally required to be furnished and will exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Program Information.

      (d) Survival. This Section 15.13 shall survive termination of this Agreement.

      SECTION 15.14. Waiver Of Jury Trial. EACH OF EACH SELLER AND OXFORD HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER RELATED DOCUMENTS OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY BE IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING OR OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER RELATED DOCUMENTS AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL NOT BE TRIED BEFORE A JURY.

      SECTION 15.15. Consent To Jurisdiction; Waiver Of Immunities. EACH OF EACH SELLER AND OXFORD HEREBY ACKNOWLEDGES AND AGREES THAT:

            (a) IT IRREVOCABLY (i) SUBMITS TO THE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, (ii) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED ONLY IN SUCH NEW YORK STATE OR FEDERAL COURT AND NOT IN ANY OTHER COURT, AND (iii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

            (b) TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THIS AGREEMENT.

      SECTION 15.16. No Recourse Against Other Parties. No recourse under any obligation, covenant or agreement of the Purchaser or any other party hereto contained in this Agreement shall be had against any stockholder, employee, officer, director, or incorporator of the Purchaser or such other party, provided, however, that nothing in this Section 15.16 shall relieve any of the foregoing Persons from any liability which such Person may otherwise have for his/her or its gross negligence or willful misconduct.

      IN WITNESS WHEREOF, the parties hereto have caused this Loan Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                                    CENTREX CAPITAL AUTOMOBILE
                                      ASSETS (NUMBER TWO), INC.,
                                      as Seller


                                    By:_________________________
                                       Name:
                                       Title:

                                       270 South Service Road
                                       Melville, New York 11747
                                       Facsimile No.:  (516) 777-8440
                                       Attention:  President


                                    CENTREX CAPITAL AUTOMOBILE
                                      ASSETS (NUMBER FOUR), INC.,
                                      as Seller


                                    By:_________________________
                                       Name:
                                       Title:

                                       270 South Service Road
                                       Melville, New York 11747
                                       Facsimile No.:  (516) 777-8440
                                       Attention:  President


                                    OXFORD RESOURCES CORP.,
                                     as Servicer


                                    By:____________________________
                                       Name:
                                       Title:

                                       270 South Service Road
                                       Melville, New York 11747
                                       Facsimile No.:  (516) 777-8440
                                       Attention:  President

                                    THE BANK OF NEW YORK,
                                      as Custodian
                                      and Standby Servicer


                                    By:_________________________
                                       Name:
                                       Title:

                                       101 Barclay Street
                                       New York, New York 10286
                                       Facsimile No.:  (212) 815-5999
                                       Attention:  Patricia M.F. Russo


                                    CLIPPER RECEIVABLES CORPORATION,
                                      as Purchaser


                                    By:___________________________
                                      Name:
                                      Title:

                                        P.O. Box 4024
                                        Boston, Massachusetts 02101
                                        Facsimile No.: (617) 951-7050
                                        Attention:  R. Douglas Donaldson


                                    STATE STREET BOSTON CAPITAL
                                      CORPORATION, as Administrator


                                    By:____________________________
                                       Name:
                                       Title:

                                       225 Franklin Street
                                       Boston, Massachusetts 02110
                                       Facsimile No.: (617) 350-4020
                                       Attention:  Clipper Funds

                                    STATE STREET BANK AND TRUST COMPANY
                                      as Relationship Bank


                                    By:____________________________
                                       Name:
                                       Title:

                                       225 Franklin Street
                                       Boston, Massachusetts 02110
                                       Facsimile No.: (617) 695-9232
                                       Attention:  Clipper Funds

                                                                       EXHIBIT E


                            [FORM OF WAREHOUSE NOTE]
                                 PROMISSORY NOTE


                                                              December 4, 1996


                                    CENTREX CAPITAL AUTOMOBILE ASSETS (NUMBER
FOUR), INC., a Delaware corporation ("Centrex Four"), for value received, hereby promises to pay to State Street Boston Capital Corporation, as Administrator for Clipper Receivables Corporation, the aggregate outstanding amount of all Warehouse Fundings made under the Loan Purchase Agreement dated as of March 31, 1995, as amended by the First Amendment thereto dated as of December 14, 1995, the Second Amendment thereto dated as of March 21, 1996 and the Third Amendment thereto dated as of December 4, 1996 (as amended, modified or supplemented from time to time, the "Loan Purchase Agreement"), any Earned Discount thereon, and any other amounts in respect thereof, as set forth in the Loan Purchase Agreement. Terms not otherwise defined in this promissory note are defined in the Loan Purchase Agreement.

                                    The Administrator is authorized pursuant to
the Loan Purchase Agreement to make (or cause to be made) appropriate notations on the grid attached hereto (or on a continuation of such grid attached hereto and made a part hereof), or (at the Administrator's option) in the records of the Administrator, which notations shall evidence, inter alia, the date and the original principal amount of each Warehouse Funding, the amount of each payment made on account of such principal amount and the principal amount of each such Warehouse Funding remaining outstanding. The notations on the grid attached hereto (and on each such continuation) or in such records, as the case may be, indicating the outstanding principal amount thereof, of the Warehouse Fundings shall, in the absence of manifest error, be conclusive evidence of the outstanding principal amount thereof, but the failure to record any such amount on the grid (or on such continuation) or in such records shall not limit or otherwise affect the obligations of Centrex Four hereunder or under the Loan Purchase Agreement to make payment of the principal of or interest on the Warehouse Fundings in accordance with the Loan Purchase Agreement or to take any other action with respect thereto in accordance herewith or with the Loan Purchase Agreement.

                                    This promissory note is subject to the
provisions of the Loan Purchase Agreement and any amendments, supplements or modifications thereto from time to time.

                                    This promissory note shall be governed by,
and construed in accordance with, the laws of the State of New York, without reference to its conflict of law provisions.

                                               CENTREX CAPITAL AUTOMOBILE
                                               ASSETS (NUMBER FOUR), INC.


                                               By:___________________________
                                                  Name:
                                                  Title:


                                      E-2-

                                      GRID

                                    This promissory note evidences Warehouse
Fundings made under the within-described Loan Purchase Agreement, on the dates, in the principal amounts and subject to the payments of principal as set forth below.

================================================================================
                  Principal
                  Amount of      Amount of        Unpaid
                  Warehouse      Principal      Principal
      Date         Funding        Payment         Amount          Notations
      ----        ---------      ---------      ---------         ---------
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                                      E-3-